Dreyfus State Municipal Bond Funds

	Class A	Class B	Class C	Class I	Class Z

Dreyfus Connecticut Fund	PSCTX	PMCBX	PMCCX	DTCIX	DPMZX
Dreyfus Maryland Fund	PSMDX	PMDBX	PMDCX
Dreyfus Massachusetts Fund	PSMAX	PBMAX	PCMAX		PMAZX
Dreyfus Minnesota Fund	PSMNX	PMMNX	PMNCX
Dreyfus Ohio Fund	PSOHX	POHBX	POHCX
Dreyfus Pennsylvania Fund	PTPAX	PPABX	PPACX		DPENX

PROSPECTUS September 1, 2010

Contents

Fund Summary
Dreyfus Connecticut Fund	1
Dreyfus Maryland Fund	5
Dreyfus Massachusetts Fund	9
Dreyfus Minnesota Fund	13
Dreyfus Ohio Fund	17
Dreyfus Pennsylvania Fund	21

Fund Details
Goal and Approach	25
Investment Risks	26
Management	28

Shareholder Guide
Choosing a Share Class	30
Buying and Selling Shares	34
Distributions and Taxes	39
Services for Fund Investors	40
Financial Highlights	42

For More Information
See back cover.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Connecticut Fund

Investment Objective

The fund seeks as high a level of current income exempt, from federal and Connecticut state income taxes, as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00	none	none
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none	none
Other expenses (including shareholder services fees)	.35	.49	.36	.15	.15
Total annual fund operating expenses	.90	1.54	1.66	.70	.70

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class B	$557	$786	$1,039	$1,504
Class C	$269	$523	$902	$1,965
Class I	$72	$224	$390	$871
Class Z	$72	$224	$390	$871

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$724	$926	$1,508
Class B	$157	$486	$839	$1,504
Class C	$169	$523	$902	$1,956
Class I	$72	$224	$390	$871
Class Z	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11.42% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall,

  potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Class A

Best Quarter (Q3, 2009) 6.83%. Worst Quarter (Q3, 2008) -3.79%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 2.76%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09
				Since
Share Class	1 Year	5 Years	10 Years	inception
Class A returns before taxes	11.06%	2.37%	4.42%	-
Class A returns after taxes on distributions	11.06%	2.37%	4.42%	-
Class A returns after taxes on distributions and sale of fund
shares	8.74%	2.61%	4.44%	-
Class B returns before taxes	11.70%	2.42%	4.59%	-
Class C returns before taxes	14.46%	2.53%	4.12%	-
Class I returns before taxes	16.63%	3.38%	4.94%	-
Class Z (inception date – 5/30/07) returns before taxes	16.52%	-	-	3.78%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%	4.87%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). The fund’s primary portfolio managers are James P. Welch and Daniel Barton. Mr. Welch has been a primary portfolio manager of the fund since November 2001. Mr. Barton has been a primary portfolio manager of the fund since May 2010. Messrs. Welch and Barton are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Connecticut income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Maryland Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Maryland state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.39	.50	.42
Total annual fund operating expenses	.94	1.55	1.72

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$558	$790	$1,045	$1,531
Class C	$275	$542	$933	$2,030

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$158	$490	$845	$1,531
Class C	$175	$542	$933	$2,030

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9.96% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Maryland income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q1, 2009) 6.65%. Worst Quarter (Q4, 2008) -5.46%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 3.30%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	13.09%	2.40%	4.15%
Class A returns after taxes on distributions	13.09%	2.39%	4.14%
Class A returns after taxes on distributions and sale of fund
shares	10.16%	2.62%	4.18%
Class B returns before taxes	13.55%	2.42%	4.31%
Class C returns before taxes	16.46%	2.54%	3.82%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Jeffrey Burger has served as the fund’s primary portfolio manager since December 2009. Mr. Burger is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus. He is also an employee of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Maryland income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Massachusetts Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Massachusetts state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00	none
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.39	.52	.40	.18
Total annual fund operating expenses	.94	1.57	1.70	.73

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$560	$796	$1,055	$1,543
Class C	$273	$536	$923	$2,009
Class Z	$75	$233	$406	$906

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$160	$496	$855	$1,543
Class C	$173	$536	$923	$2,009
Class Z	$75	$233	$406	$906

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12.60% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Class A

Best Quarter (Q3, 2009) 7.31%. Worst Quarter (Q3, 2008) -3.82%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 2.65%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09
				Since
Share Class	1 Year	5 Years	10 Years	inception
Class A returns before taxes	9.24%	2.47%	4.75%	-
Class A returns after taxes on distributions	9.22%	2.44%	4.71%	-
Class A returns after taxes on distributions and sale of fund
shares	7.50%	2.67%	4.69%	-
Class B returns before taxes	9.70%	2.51%	4.90%	-
Class C returns before taxes	12.56%	2.66%	4.42%	-
Class Z (inception date – 10/20/04) returns before taxes	14.66%	3.63%	-	3.58%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%	4.25%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). James P. Welch has served as the fund's primary portfolio manager since July 2007. Mr. Welch has been employed by Dreyfus since October 2001. He is also an employee of Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Minnesota Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Minnesota state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.39	.52	.41
Total annual fund operating expenses	.94	1.57	1.71

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$560	$796	$1,055	$1,543
Class C	$274	$539	$928	$2,019

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$160	$496	$855	$1,543
Class C	$174	$539	$928	$2,019

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12.88% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Minnesota income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Class A

Best Quarter (Q1, 2009) 6.96%. Worst Quarter (Q3, 2008) -2.92%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 2.76%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	9.86%	3.00%	4.93%
Class A returns after taxes on distributions	9.86%	2.98%	4.90%
Class A returns after taxes on distributions and sale of fund
shares	7.90%	3.15%	4.87%
Class B returns before taxes	10.33%	3.08%	5.10%
Class C returns before taxes	13.20%	3.19%	4.62%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). David Belton has served as the fund’s primary portfolio manager since December 2009. Mr. Belton is Head of Municipal Bond Research at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus. He is also an employee of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Minnesota income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Ohio Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Ohio state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees) **	.42	.51	.43
Total annual fund operating expenses	.97	1.56	1.73

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Other expenses include interest expense associated with the fund’s investment in inverse floaters. Not shown in the table is additional income generated by the investments which was approximately the same as the interest expense.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$545	$745	$962	$1,586
Class B	$559	$793	$1,050	$1,553
Class C	$276	$545	$939	$2,041

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$545	$745	$962	$1,586
Class B	$159	$493	$850	$1,553
Class C	$176	$545	$939	$2,041

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15.70% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Ohio income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Class A

Best Quarter (Q3, 2009) 6.83%. Worst Quarter (Q3, 2008) -3.34%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 1.83%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	8.31%	2.04%	4.14%
Class A returns after taxes on distributions	8.31%	2.04%	4.14%
Class A returns after taxes on distributions and sale of fund
shares	7.06%	2.34%	4.19%
Class B returns before taxes	8.52%	2.04%	4.32%
Class C returns before taxes	11.54%	2.20%	3.85%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). David Belton has served as the fund's primary portfolio manager since December 2009. Mr. Belton is Head of Municipal Bond Research at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus. He is also an employee of Dreyfus.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Ohio income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Pennsylvania Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Pennsylvania state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 30 of the prospectus and in the How to Buy Shares section on page B-30 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your
investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none*	4.00	1.00	none
Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.39	.51	.39	.17
Total annual fund operating expenses	.94	1.56	1.69	.72

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$559	$793	$1,050	$1,537
Class C	$272	$533	$918	$1,998
Class Z	$74	$230	$401	$894

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$159	$493	$850	$1,537
Class C	$172	$533	$918	$1,998
Class Z	$74	$230	$401	$894

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 10.93% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania income taxes. The fund invests primarily in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade. The fund seeks bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)

Class A

Best Quarter (Q3, 2009) 6.98%. Worst Quarter (Q3, 2008) -2.47%

The year-to-date total return of the fund’s Class A shares as of June 30, 2010 was 2.82%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09
				Since
Share Class	1 Year	5 Years	10 Years	inception
Class A returns before taxes	9.23%	2.70%	4.55%	-
Class A returns after taxes on distributions	9.23%	2.70%	4.54%	-
Class A returns after taxes on distributions and sale of fund
shares	7.53%	2.87%	4.51%	-
Class B returns before taxes	9.60%	2.73%	4.70%	-
Class C returns before taxes	12.50%	2.89%	4.26%	-
Class Z (inception date – 11/29/07) returns before taxes	14.60%	-	-	4.20%
Barclays Capital Municipal Bond Index reflects no
deduction for fees, expenses or taxes	12.91%	4.32%	5.75%	4.88%

Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Steven Harvey has been the fund’s primary portfolio manager since October 2009. Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since 2000. Mr. Harvey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268. Your shares will be sold at the next net asset value calculated after your order is received in proper form.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Pennsylvania income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative mimimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Details

Goal and Approach

Each fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. To pursue this goal, each fund normally invests substantially all of its assets in municipal bonds of the state after which it is named and certain other securities that provide income exempt from federal income tax and, where applicable, from the income tax of such state.

Each fund invests at least 70% of its assets in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation (Dreyfus). For additional yield, each fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each fund’s portfolio is expected to exceed ten years.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund's portfolio by: • Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and • Actively trading among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although each fund seeks to provide income exempt from federal and, where applicable, state personal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax, including when the portfolio manager believes acceptable municipal bonds of the state after which the fund is named are not available for investment.

Each fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in bonds rated investment grade, it may invest to a limited extent in high yield bonds. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

  State-specific risk. The fund is subject to the risk that the relevant state’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks:

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

  Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund’s gains or losses.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $280 billion in 195 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at the annual rate of 0.55% of the respective fund’s average daily net assets. A discussion regarding the basis for the board’s approving each fund’s management agreement with Dreyfus is available in each fund’s semi-annual report for the fiscal period ended October 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $21.8 trillion in assets under custody and administration and $1.0 trillion in assets under management, and it services more than $11.6 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

David Belton has been primary portfolio manager of the Dreyfus Minnesota and Ohio Funds, and Jeffrey Burger has been primary portfolio manager of the Dreyfus Maryland Fund, since December 2009.

Mr. Belton is Head of Municipal Bond Research at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since November 1997. Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009. Prior to joining Standish, Mr. Burger had worked at Columbia Management as a portfolio manager and research analyst and previously held a senior level analyst position at Fitch Ratings. Mr. Belton and Mr. Burger each manage a number of state-specific municipal bond funds managed by Dreyfus, where they have been employed since December 2009.

Steven Harvey has been primary portfolio manager of the Dreyfus Pennsylvania Fund since October 2009. Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.

The Dreyfus Connecticut Fund is co-managed by James P. Welch and Daniel Barton. Mr. Welch has been a primary portfolio manager of the Dreyfus Connecticut Fund since November 2001 and primary portfolio manager of the Dreyfus Massachusetts Fund since July 2007. Mr. Barton has been a primary portfolio manager of the Dreyfus Connecticut Fund since May 2010. Thomas Casey has been an additional portfolio manager of the Dreyfus Massachusetts Fund since April 2009.

Mr. Welch is a portfolio manager for Standish, where he has been employed since April 2009. Mr. Barton is a senior analyst for tax exempt bonds at Standish, where he has been employed since 2005. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Welch, Mr. Barton and Mr. Casey manage other national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since October 200l, December 2009 and April 2009, respectively.

The fund’s SAI provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C, I and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load* -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	4.50	4.70
$50,000 to less than $100,000	4.00	4.20
$100,000 to less than $250,000	3.00	3.10
$250,000 to less than $500,000	2.50	2.60
$500,000 to less than $1,000,000	2.00	2.00
$1,000,000 or more*	-0-	-0-

*Investments of $1 million or more may be subject to a 1% CDSC if sold within one year of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.
  We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class B shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of .50%, and to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

CDSC as a % of Amount
Invested or Redemption Proceeds
Year Since Purchase Payment Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Class Z shares generally are not available for new accounts

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the Dreyfus Connecticut, Massachusetts or Pennsylvania Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund.

Class Z shares reimburse the distributor for shareholder account service and maintenance expenses up to an annual rate of .25%.

CDSC waivers

The fund’s CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually.

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.” In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $150,000 maximum per day. All investments must be in U.S. dollars. Third party checks, cash, travelers checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through DreyfusTeletransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and , where applicable, from state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For state income tax purposes, distributions derived from interest on municipal securities of state issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

You can also exchange Class Z shares into shares of certain other Dreyfus Funds. You can request your exchange by contacting your financial representative. Holders of Class Z shares also may request an exchange in writing, by phone or online.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Dreyfus Express® voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-645-6561. Certain requests require the services of a representative.

Checkwriting privilege

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirements planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-645-6561.

Financial Highlights

Dreyfus Connecticut Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.16	11.55	11.87	11.78	12.11
Investment Operations:
Investment income--net[a]	.47	.47	.48	.49	.51
Net realized and unrealized gain (loss) on investments	.52	(.39)	(.30)	.09	(.33)
Total from Investment Operations	.99	.08	.18	.58	.18
Distributions:
Dividends from investment income--net	(.47)	(.47)	(.48)	(.49)	(.51)
Dividends from net realized gain on investments	-	-	(.02)	-	-
Total Distributions	(.47)	(.47)	(.50)	(.49)	(.51)
Net asset value, end of period	11.68	11.16	11.55	11.87	11.78
Total Return (%)[b]	8.98	.86	1.54	5.04	1.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.93	1.10	1.20	1.13
Ratio of net expenses to average net assets	.90 [c]	.93 [c]	1.09	1.19	1.13 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.02	.20	.30	.23
Ratio of net investment income to average net assets	4.07	4.29	4.12	4.17	4.29
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	246,190	238,183	248,300	257,627	259,930

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.15	11.54	11.86	11.77	12.10
Investment Operations:
Investment income--net[a]	.38	.40	.41	.43	.45
Net realized and unrealized gain (loss) on investments	.53	(.38)	(.30)	.09	(.33)
Total from Investment Operations	.91	.02	.11	.52	.12
Distributions:
Dividends from investment income--net	(.39)	(.41)	(.41)	(.43)	(.45)
Dividends from net realized gain on investments	-	-	(.02)	-	-
Total Distributions	(.39)	(.41)	(.43)	(.43)	(.45)
Net asset value, end of period	11.67	11.15	11.54	11.86	11.77
Total Return (%)[b]	8.31	.26	.97	4.50	1.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.52	1.66	1.72	1.66
Ratio of net expenses to average net assets	1.54 [c]	1.52 [c]	1.65	1.71	1.66 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.02	.20	.30	.23
Ratio of net investment income to average net assets	3.47	3.68	3.56	3.66	3.76
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	1,128	2,825	7,541	17,314	24,853

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.14	11.53	11.85	11.76	12.09
Investment Operations:
Investment income--net[a]	.38	.39	.39	.40	.42
Net realized and unrealized gain (loss) on investments	.52	(.39)	(.30)	.09	(.33)
Total from Investment Operations	.90	-	.09	.49	.09
Distributions:
Dividends from investment income--net	(.38)	(.39)	(.39)	(.40)	(.42)
Dividends from net realized gain on investments	-	-	(.02)	-	-
Total Distributions	(.38)	(.39)	(.41)	(.40)	(.42)
Net asset value, end of period	11.66	11.14	11.53	11.85	11.76
Total Return (%)[b]	8.17	.09	.76	4.25	.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66	1.69	1.86	1.96	1.89
Ratio of net expenses to average net assets	1.66 [c]	1.68	1.85	1.95	1.89 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.02	.20	.30	.23
Ratio of net investment income to average net assets	3.30	3.53	3.35	3.41	3.52
Portfolio Turnover Rate	11.42	26.41	44.96	43.87	14.24
Net Assets, end of period ($ x 1,000)	18,466	15,045	12,640	11,021	11,429

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

	Period Ended April 30,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.16	10.13
Investment Operations:
Investment income—net[b]	.44	.19
Net realized and unrealized gain (loss) on investments	.58	1.03
Total from Investment Operations	1.02	1.22
Distributions:
Dividends from investment income--net	(.50)	(.19)
Net asset value, end of period	11.68	11.16
Total Return (%)	9.27	12.10[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.64 [d]
Ratio of net expenses to average net assets	.65	.63 [d]
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.02
Ratio of net investment income to average net assets[d]	4.30	4.70 [d]
Portfolio Turnover Rate	11.42	26.41
Net Assets, end of period ($ x 1,000)	5,441	11
a From December 15, 2008 (commencement of initial offering) to April 20, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

	Year Ended April 30,
Class Z Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.16	11.55	11.79
Investment Operations:
Investment income--net[b]	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.51	(.39)	(.22)
Total from Investment Operations	1.00	.10	.24
Distributions:
Dividends from investment income--net	(.49)	(.49)	(.46)
Dividends from net realized gain on investments	-	-	(.02)
Total Distributions	(.49)	(.49)	(.48)
Net asset value, end of period	11.67	11.16	11.55
Total Return (%)	9.11	1.03	2.04 [c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.76	.94 [d]
Ratio of net expenses to average net assets	.70 [e]	.76 [e]	.93 [d]
Ratio of interest expense related to floating rate notes
issued to average net assets	-	.02	.20
Ratio of net investment income to average net assets	4.27	4.46	4.31 [d]
Portfolio Turnover Rate	11.42	26.41	44.96
Net Assets, end of period ($ x 1,000)	112,728	108,416	118,444
a From June 1, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights

Dreyfus Maryland Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.29	11.83	12.24	12.12	12.36
Investment Operations:
Investment income--net[a]	.51	.51	.49	.48	.48
Net realized and unrealized gain (loss) on investments	.68	(.54)	(.41)	.12	(.24)
Total from Investment Operations	1.19	(.03)	.08	.60	.24
Distributions:
Dividends from investment income--net	(.50)	(.51)	(.49)	(.48)	(.48)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.50)	(.51)	(.49)	(.48)	(.48)
Net asset value, end of period	11.98	11.29	11.83	12.24	12.12
Total Return (%) [c]	10.74	(.13)	.67	5.04	1.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.95	.93	.91	.91
Ratio of net expenses to average net assets	.94 [d]	.94	.92	.91 [d]	.91 [d]
Ratio of net investment income to average net assets	4.31	4.54	4.07	3.94	3.87
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	170,612	162,311	178,268	186,327	192,953
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.29	11.84	12.24	12.12	12.36
Investment Operations:
Investment income--net[a]	.41	.44	.41	.42	.41
Net realized and unrealized gain (loss) on investments	.71	(.54)	(.38)	.12	(.24)
Total from Investment Operations	1.12	(.10)	.03	.54	.17
Distributions:
Dividends from investment income--net	(.43)	(.45)	(.43)	(.42)	(.41)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.43)	(.45)	(.43)	(.42)	(.41)
Net asset value, end of period	11.98	11.29	11.84	12.24	12.12
Total Return (%) [c]	10.06	(.76)	.22	4.51	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.50	1.46	1.41	1.42
Ratio of net expenses to average net assets	1.55 [d]	1.50 [d]	1.45	1.41 [d]	1.42 [d]
Ratio of net investment income to average net assets	3.73	3.94	3.53	3.43	3.35
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	1,492	3,640	10,266	21,524	29,140
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.30	11.84	12.25	12.12	12.37
Investment Operations:
Investment income--net[a]	.41	.42	.39	.39	.38
Net realized and unrealized gain (loss) on investments	.69	(.54)	(.41)	.13	(.25)
Total from Investment Operations	1.10	(.12)	(.02)	.52	.13
Distributions:
Dividends from investment income--net	(.41)	(.42)	(.39)	(.39)	(.38)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]
Total Distributions	(.41)	(.42)	(.39)	(.39)	(.38)
Net asset value, end of period	11.99	11.30	11.84	12.25	12.12
Total Return (%) [c]	9.88	(.90)	(.12)	4.33	1.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.73	1.72	1.67	1.69
Ratio of net expenses to average net assets	1.72 [d]	1.73 [d]	1.71	1.67 [d]	1.69 [d]
Ratio of net investment income to average net assets	3.52	3.76	3.28	3.18	3.10
Portfolio Turnover Rate	9.96	14.86	17.25	5.67	14.38
Net Assets, end of period ($ x 1,000)	3,657	3,698	3,713	4,025	4,702
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights

Dreyfus Massachusetts Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.91	11.29	11.66	11.56	11.87
Investment Operations:
Investment income--net[a]	.45	.46	.46	.47	.46
Net realized and unrealized gain (loss) on investments	.54	(.36)	(.36)	.12	(.29)
Total from Investment Operations	.99	.10	.10	.59	.17
Distributions:
Dividends from investment income--net	(.45)	(.46)	(.46)	(.46)	(.46)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.46)	(.48)	(.47)	(.49)	(.48)
Net asset value, end of period	11.44	10.91	11.29	11.66	11.56
Total Return (%)[b]	9.16	1.07	.92	5.23	1.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.94	.93	.92	.92
Ratio of net expenses to average net assets	.94 [c]	.94 [c]	.92	.92	.92 [c]
Ratio of net investment income to average net assets	4.00	4.25	4.01	3.99	3.92
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	41,909	39,079	44,178	49,034	49,913

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.90	11.28	11.65	11.54	11.86
Investment Operations:
Investment income--net[a]	.36	.39	.39	.40	.40
Net realized and unrealized gain (loss) on investments	.55	(.35)	(.36)	.14	(.30)
Total from Investment Operations	.91	.04	.03	.54	.10
Distributions:
Dividends from investment income--net	(.37)	(.40)	(.39)	(.40)	(.40)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.38)	(.42)	(.40)	(.43)	(.42)
Net asset value, end of period	11.43	10.90	11.28	11.65	11.54
Total Return (%)[b]	8.45	.50	.36	4.77	.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	1.52	1.48	1.45	1.45
Ratio of net expenses to average net assets	1.57 [c]	1.52 [c]	1.47	1.45	1.45 [c]
Ratio of net investment income to average net assets	3.34	3.68	3.46	3.47	3.39
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	511	1,404	2,910	3,893	5,188

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.92	11.30	11.67	11.56	11.88
Investment Operations:
Investment income--net[a]	.36	.38	.37	.38	.37
Net realized and unrealized gain (loss) on investments	.54	(.36)	(.36)	.14	(.30)
Total from Investment Operations	.90	.02	.01	.52	.07
Distributions:
Dividends from investment income--net	(.36)	(.38)	(.37)	(.38)	(.37)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.37)	(.40)	(.38)	(.41)	(.39)
Net asset value, end of period	11.45	10.92	11.30	11.67	11.56
Total Return (%)[b]	8.33	.32	.17	4.53	.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.69	1.68	1.67	1.66
Ratio of net expenses to average net assets	1.70 [c]	1.69 [c]	1.67	1.67	1.66 [c]
Ratio of net investment income to average net assets	3.21	3.51	3.26	3.24	3.18
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	3,362	3,163	3,314	3,520	4,478

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	10.91	11.29	11.66	11.55	11.87
Investment Operations:
Investment income—net[a]	.47	.48	.48	.48	.48
Net realized and unrealized gain (loss) on investments	.54	(.36)	(.36)	.15	(.30)
Total from Investment Operations	1.01	.12	.12	.63	.18
Distributions:
Dividends from investment income--net	(.47)	(.48)	(.48)	(.49)	(.48)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.03)	(.02)
Total Distributions	(.48)	(.50)	(.49)	(.52)	(.50)
Net asset value, end of period	11.44	10.91	11.29	11.66	11.55
Total Return (%)	9.39	1.28	1.14	5.54	1.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.71	.71	.76
Ratio of net expenses to average net assets	.73 [b]	.73 [b]	.70	.71	.75
Ratio of net investment income to average net assets	4.18	4.46	4.23	4.20	4.09
Portfolio Turnover Rate	12.60	9.04	18.21	30.97	34.00
Net Assets, end of period ($ x 1,000)	167,326	160,394	177,652	195,667	137,011

a Based on average shares outstanding at each month end
b	Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights

Dreyfus Minnesota Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.67	14.96	15.32	15.17	15.42
Investment Operations:
Investment income--net[a]	.60	.63	.64	.64	.64
Net realized and unrealized gain (loss) on investments	.50	(.24)	(.36)	.17	(.25)
Total from Investment Operations	1.10	.39	.28	.81	.39
Distributions:
Dividends from investment income--net	(.60)	(.62)	(.64)	(.64)	(.64)
Dividends from net realized gain on investments	-	(.06)	-	(.02)	-
Total Distributions	(.60)	(.68)	(.64)	(.66)	(.64)
Net asset value, end of period	15.17	14.67	14.96	15.32	15.17
Total Return (%)[b]	7.61	2.89	1.86	5.44	2.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.98	1.11	1.10	1.08
Ratio of net expenses to average net assets	.94 [c]	.98 [c]	1.10	1.09	1.07
Ratio of interest and expense related to floating rate
notes issued to average net assets	-	.02	.15	.17	.13
Ratio of net investment income to average net assets	4.02	4.35	4.21	4.18	4.19
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	123,363	114,357	105,393	103,737	102,510

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.70	14.98	15.35	15.19	15.44
Investment Operations:
Investment income--net[a]	.49	.54	.56	.56	.56
Net realized and unrealized gain (loss) on investments	.50	(.21)	(.37)	.18	(.24)
Total from Investment Operations	.99	.33	.19	.74	.32
Distributions:
Dividends from investment income--net	(.50)	(.55)	(.56)	(.56)	(.57)
Dividends from net realized gain on investments	-	(.06)	-	(.02)	-
Total Distributions	(.50)	(.61)	(.56)	(.58)	(.57)
Net asset value, end of period	15.19	14.70	14.98	15.35	15.19
Total Return (%)[b]	6.85	2.41	1.26	4.98	2.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	1.52	1.62	1.61	1.59
Ratio of net expenses to average net assets	1.57 [c]	1.52 [c]	1.61	1.59	1.58
Ratio of interest and expense related to floating rate
notes issued to average net assets	-	.02	.15	.17	.13
Ratio of net investment income to average net assets	3.41	3.83	3.70	3.67	3.68
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	505	1,720	5,046	9,088	10,420
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.70	14.98	15.35	15.19	15.44
Investment Operations:
Investment income--net[a]	.49	.51	.52	.53	.53
Net realized and unrealized gain (loss) on investments	.48	(.21)	(.37)	.18	(.25)
Total from Investment Operations	.97	.30	.15	.71	.28
Distributions:
Dividends from investment income--net	(.48)	(.52)	(.52)	(.53)	(.53)
Dividends from net realized gain on investments	-	(.06)	-	(.02)	-
Total Distributions	(.48)	(.58)	(.52)	(.55)	(.53)
Net asset value, end of period	15.19	14.70	14.98	15.35	15.19
Total Return (%)[b]	6.72	2.18	1.03	4.72	1.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.75	1.86	1.85	1.83
Ratio of net expenses to average net assets	1.71 [c]	1.75 [c]	1.86 [c]	1.84	1.82
Ratio of interest and expense related to floating rate
notes issued to average net assets	-	.02	.15	.17	.13
Ratio of net investment income to average net assets	3.25	3.57	3.44	3.43	3.43
Portfolio Turnover Rate	12.88	14.21	14.69	5.27	7.24
Net Assets, end of period ($ x 1,000)	7,039	6,057	4,867	4,148	4,398
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights

Dreyfus Ohio Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.53	12.20	12.63	12.50	12.78
Investment Operations:
Investment income--net[a]	.53	.54	.52	.51	.52
Net realized and unrealized gain (loss) on investments	.46	(.67)	(.43)	.13	(.28)
Total from Investment Operations	.99	(.13)	.09	.64	.24
Distributions:
Dividends from investment income--net	(.53)	(.54)	(.52)	(.51)	(.52)
Net asset value, end of period	11.99	11.53	12.20	12.63	12.50
Total Return (%)[b]	8.71	(1.00)	.74	5.22	1.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.06	1.07	1.05	1.02
Ratio of net expenses to average net assets	.97 [c]	1.06 [c]	1.06	1.03	1.02 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income to average net assets	4.47	4.64	4.19	4.07	4.12
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	150,006	150,007	167,683	183,157	184,312

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.53	12.21	12.63	12.50	12.78
Investment Operations:
Investment income--net[a]	.44	.45	.45	.44	.46
Net realized and unrealized gain (loss) on investments	.47	(.66)	(.42)	.14	(.28)
Total from Investment Operations	.91	(.21)	.03	.58	.18
Distributions:
Dividends from investment income--net	(.45)	(.47)	(.45)	(.45)	(.46)
Net asset value, end of period	11.99	11.53	12.21	12.63	12.50
Total Return (%)[b]	8.02	(1.66)	.28	4.68	1.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.62	1.61	1.57	1.53
Ratio of net expenses to average net assets	1.56 [c]	1.62 [c]	1.60	1.55	1.53 [c]
Ratio of interest expense related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income to average net assets	3.86	4.00	3.64	3.55	3.61
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	673	1,954	6,375	14,720	22,108

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.55	12.23	12.65	12.52	12.80
Investment Operations:
Investment income--net[a]	.44	.45	.43	.42	.43
Net realized and unrealized gain (loss) on investments	.47	(.68)	(.42)	.13	(.28)
Total from Investment Operations	.91	(.23)	.01	.55	.15
Distributions:
Dividends from investment income--net	(.44)	(.45)	(.43)	(.42)	(.43)
Net asset value, end of period	12.02	11.55	12.23	12.65	12.52
Total Return (%)[b]	7.97	(1.82)	.07	4.42	1.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.82	1.83	1.81	1.78
Ratio of net expenses to average net assets	1.73 [c]	1.81	1.83 [c]	1.79	1.77
Ratio of interest expense related to floating rate notes
issued to average net assets	.04	.11	.14	.14	.11
Ratio of net investment income to average net assets	3.71	3.88	3.43	3.31	3.36
Portfolio Turnover Rate	15.70	7.73	12.00	31.65	13.57
Net Assets, end of period ($ x 1,000)	7,545	7,044	7,805	9,053	9,939

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

Financial Highlights

Dreyfus Pennsylvania Fund

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.28	15.67	16.19	15.88	16.19
Investment Operations:
Investment income--net[a]	.66	.65	.64	.62	.62
Net realized and unrealized gain (loss) on investments	.67	(.40)	(.53)	.31	(.31)
Total from Investment Operations	1.33	.25	.11	.93	.31
Distributions:
Dividends from investment income--net	(.65)	(.64)	(.63)	(.62)	(.62)
Net asset value, end of period	15.96	15.28	15.67	16.19	15.88
Total Return (%)[b]	8.85	1.75	.71	5.95	1.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.96	.99	.94	.94
Ratio of net expenses to average net assets	.94 [c]	.96 [c]	.98	.94	.94 [c]
Ratio of net investment income to average net assets	4.17	4.27	4.02	3.87	3.82
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	137,969	130,611	138,054	145,897	147,733

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.27	15.66	16.18	15.87	16.18
Investment Operations:
Investment income--net[a]	.53	.54	.53	.54	.53
Net realized and unrealized gain (loss) on investments	.68	(.38)	(.51)	.31	(.31)
Total from Investment Operations	1.21	.16	.02	.85	.22
Distributions:
Dividends from investment income--net	(.54)	(.55)	(.54)	(.54)	(.53)
Net asset value, end of period	15.94	15.27	15.66	16.18	15.87
Total Return (%)[b]	8.03	1.16	.15	5.41	1.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.55	1.56	1.45	1.46
Ratio of net expenses to average net assets	1.56 [c]	1.54	1.55	1.45	1.46 [c]
Ratio of net investment income to average net assets	3.49	3.67	3.47	3.35	3.30
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	1,134	2,474	5,375	12,886	21,799
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

		Year Ended April 30,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	15.29	15.68	16.20	15.89	16.20
Investment Operations:
Investment income--net[a]	.54	.53	.52	.50	.50
Net realized and unrealized gain (loss) on investments	.67	(.39)	(.53)	.31	(.31)
Total from Investment Operations	1.21	.14	(.01)	.81	.19
Distributions:
Dividends from investment income--net	(.53)	(.53)	(.51)	(.50)	(.50)
Net asset value, end of period	15.97	15.29	15.68	16.20	15.89
Total Return (%)[b]	8.03	1.00	(.04)	5.18	1.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69	1.70	1.73	1.67	1.68
Ratio of net expenses to average net assets	1.69 [c]	1.69	1.72	1.67	1.68 [c]
Ratio of net investment income to average net assets	3.41	3.54	3.27	3.13	3.08
Portfolio Turnover Rate	10.93	16.60	15.47	8.82	11.89
Net Assets, end of period ($ x 1,000)	6,087	4,983	3,875	3,599	2,932
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Expense waivers and/or reimbursements amounted to less than .01%.

	Year Ended April 30,
Class Z Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.28	15.67	15.98
Investment Operations:
Investment income--net[b]	.69	.68	.29
Net realized and unrealized gain (loss) on investments	.68	(.40)	(.32)
Total from Investment Operations	1.37	.28	(.03)
Distributions:
Dividends from investment income—net	(.69)	(.67)	(.28)
Net asset value, end of period	15.96	15.28	15.67
Total Return (%)	9.10	1.96	(.18)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.78	.78 [d]
Ratio of net expenses to average net assets	.72 [e]	.77	.77 [d]
Ratio of net investment income to average net assets	4.40	4.48	4.37 [d]
Portfolio Turnover Rate	10.93	16.60	15.47
Net Assets, end of period ($ x 1,000)	57,175	55,649	62,102
a From November 29, 2007 (commencement of initial offering) to April 30, 2008.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e Expense waivers and/or reimbursements amounted to less than .01%.

NOTES

For More Information

Dreyfus State Municipal Bond Funds
SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

DREYFUS STATE MUNICIPAL BOND FUNDS

CLASS/TICKER:

• Dreyfus Connecticut Fund	A/PSCTX,	B/PMCBX,	C/PMCCX,	I/DTCIX,	Z/DPMZX
• Dreyfus Maryland Fund	A/PSMDX,	B/PMDBX,	C/PMDCX
• Dreyfus Massachusetts Fund	A/PSMAX,	B/PBMAX,	C/PCMAX,		Z/PMAZX
• Dreyfus Minnesota Fund	A/PSMNX,	B/PMMNX,	C/PMNCX
• Dreyfus Ohio Fund	A/PSOHX,	B/POHBX,	C/POHCX
• Dreyfus Pennsylvania Fund	A/PTPAX,	B/PPABX,	C/PPACX,		Z/DPENX

STATEMENT OF ADDITIONAL INFORMATION

september 1, 2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a "Fund") of Dreyfus State Municipal Bond Funds (the "Company"), dated September 1, 2010, as the Prospectus may be revised from time to time.  To obtain a copy of a Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares of the Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund or Dreyfus Pennsylvania Fund should call 1-800-645-6561).

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

Description of the COMPANY and FUNDS

The Company is a Massachusetts business trust that was formed on September 19, 1986.  Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.  As municipal bond funds, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as each Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with each Fund's Prospectus.

State Municipal Bonds.  As a fundamental policy, each Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State's personal income taxes (collectively, "State Municipal Bonds" or when the context so requires, "Connecticut Municipal Bonds", "Maryland Municipal Bonds", "Massachusetts Municipal Bonds", etc.).  To the extent acceptable State Municipal Bonds are at any time unavailable for investment by a Fund, the Fund will invest temporarily in other Municipal Bonds.  Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Bonds are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Bond's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.

The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax ("AMT").  Each Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

Certain Tax Exempt Obligations.  Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.  Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests.  Each Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements).  A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond.  These instruments may have fixed, floating or variable rates of interest.  If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest.  As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation.  However, certain lease obligations in which each Fund may invest may contain "non‑appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non‑appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company's Board.  Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider:  (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds.  Each Fund may purchase tender option bonds.  A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

A Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund.  Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts.  Each Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism.  The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments.  The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class.  The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds.  The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Fund's net asset value.  These custodial receipts are sold in private placements.  Each Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters.  Each Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters").  An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging, which may magnify the Fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

Inverse floaters typically are derivative instruments created by depositing Municipal Bonds in a trust which divides the bond's income stream into two parts:  a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.  A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds.  In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  Historically, for accounting purposes the Funds have treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters.  However, as a result of recent changes in the Funds' accounting treatment of these transactions, each Fund now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund.  The financial statements of the relevant Fund have been restated for certain periods to reflect these changes.  These changes did not impact the net asset value, total return or net investment income of the Funds.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds.  Each Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Ratings of Municipal Bonds.  Each Fund will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies").  Each Fund may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency.  Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics.  If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Fund may invest.  For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2010, computed on a monthly basis, for each Fund was as follows:

Fitch	or	Moody's	or	S&P	Dreyfus Connecticut Fund	Dreyfus Maryland Fund	Dreyfus Massachusetts Fund
AAA		Aaa		AAA	48.3%	36.0%	40.4%
AA		Aa		AA	10.2	29.6	32.0
A		A		A	11.9	15.0	12.6
BBB		Baa		BBB	20.5	9.6	11.5
BB		Ba		BB	1.9	2.3	–
CCC		Caa		CCC	–	–	–
F-1		MIG 1/P-1		SP-1/A-1.6		.2	.6
Not Rated		Not Rated		Not Rated	6.6 [1]	7.3 [2]	2.9 [3]
					100.0%	100.0%	100.0%

[1]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (2.2%), A/A (2.8%), Baa/BBB (1.2%) and Ba/BB (.4%).

[2]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.4%), Ba/BB (3.9%), B/B (1.7%) and Caa/CCC (.3%).

[3]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category:  A/A (.5%) and Baa/BBB (2.4%).

Fitch	or	Moody's	or	S&P	Dreyfus Minnesota Fund	Dreyfus Ohio Fund	Dreyfus Pennsylvania Fund
AAA		Aaa		AAA	23.3%	18.7%	29.3%
AA		Aa		AA	35.2	35.6	25.3
A		A		A	24.5	16.6	26.8
BBB		Baa		BBB	9.0	11.8	12.3
BB		Ba		BB	1.5	.5	1.3
B		B		B	-	.3	-
CCC		Caa		CCC	.4	.2	-
F-1		MIG 1/P-1		SP-1/A-1	1.1	.1	.3
Not Rated		Not Rated		Not Rated	5.0 [4]	16.2 [5]	4.7 [6]
					100.0%	100.0%	100.0%

Subsequent to its purchase by a Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds.  To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Investment Companies.  Each Fund may invest in securities issued by other investment companies.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.  See also "Investment Techniques - Lending Portfolio Securities" below.

Illiquid Securities.  Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

[4]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (1.7%), Aa/AA (1.2%), Baa/BBB (.6%) and Ba/BB (1.5%).

[5]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories Aaa/AAA (3.9%), Aa/AA (.6%), A/A (3.1%), Baa/BBB (6.4%) and Ba/BB (2.2%).

[6]       Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.4%), Baa/BBB (2.8%) and Ba/BB (1.5%).

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Fund's net assets) or for temporary defensive purposes, each Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See "Dividends, Distributions and Taxes."  Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund's net assets be invested in Taxable Investments.  When a Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Fund, more than 20% of the Fund's net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes.  Under normal market conditions, each Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.  A Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.

Lending Portfolio Securities.  Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, each Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  Each Fund also has the right to terminate a loan at any time.  Each Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  Each Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Short-Selling.  Each Fund may make short sales of securities.  In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security.  A Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

A Fund will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.  A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

Each Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.  At no time will a Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

Until a Fund closes its short position or replaces the borrowed security, the Fund will:  (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Derivatives.  Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.  The derivatives each Fund may use (in addition to inverse floaters) include options contracts, futures contracts, and options on futures contracts.  A Fund's portfolio managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with the underlying instrument of the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives each Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.  Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open.  With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor any Fund will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  Each Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Each Fund may enter into futures contracts in U.S. domestic markets.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements.  A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  Each Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund may purchase and sell municipal bond index futures contracts.  Municipal bond index futures contracts are based on an index of Municipal Bonds.  The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds.  The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options—In General.  Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Successful use by a Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates.  To the extent the Manager's predictions are incorrect, the Fund may incur losses.

Future Developments.  A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Stand-By Commitments.  Each Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  Each Fund also may acquire call options on specific Municipal Bonds.  A Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.  The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Forward Commitments.  Each Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future, after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds.  Each Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.  As a result, each Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in State Municipal Bonds.  Because each Fund is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Fund may involve greater risk than investments in certain other types of municipal bond funds.  You should consider carefully the special risks inherent in a Fund's investment in the respective State Municipal Bonds.  Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Fund invests.  If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Fund's portfolio and the interest income to the Fund could be adversely affected.  You should review the information in "Appendix A", which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State's Municipal Bonds.

Lower Rated Bonds.  Each Fund may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as "high yield" or "junk" bonds).  They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities.  See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds.  Each Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.

These bonds may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which could increase the incidence of default for such securities.  It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

The Funds may acquire these bonds during an initial offering.  Such securities may involve special risks because they are new issues.  Each Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which each Fund may invest up to 5% of its total assets.  In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

Non-Diversified Status.  Each Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

Each Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed as to a Fund without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares.  In addition, each Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies.  Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time.  No Fund may:

1.                   Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

2.                   Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).  Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

3.                   Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

4.                   Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.                   Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

6.                   Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund' total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

7.                   Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.                   Invest in companies for the purpose of exercising control.

9.                   Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

10.               Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.  The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

11.               Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

Management of the COMPANY AND FundS

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Company's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Company.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Company.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Company's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position With Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (66) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 – 2009)

Clifford L. Alexander, Jr. (76) Board Member (1986)	President of Alexander & Associates, Inc., a management consulting firm (January 1981 – present)	N/A

David W. Burke (74) Board Member (2007)	Corporate Director and Trustee	N/A

Peggy C. Davis (67) Board Member (1990)

Shad Professor of Law,
New York University School of Law (1983 – present)

Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

N/A

Diane Dunst (70) Board Member (2007)	President, Hutting House Antiques	N/A

Ernest Kafka (77) Board Member (1986)	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 – present) Instructor, The New York Psychoanalytic Institute (1981 – present)	N/A

Nathan Leventhal (67) Board Member (1989)	Commissioner, NYC Planning Commission (March 2007 – present) Chairman of the Avery-Fisher Artist Program (November 1997 – present)	Movado Group, Inc., Director (2003 – present)

Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm.  Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander.  Mr. Alexander served as a Director of Mutual of America Life Insurance Company from 1989 to 2010.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law.  Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York.  Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors.  Ms. Davis has also served as Chair of the Board of the Russell Sage Foundation.

•         Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques.  Prior to founding Huntting House Antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc.  In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

•         Ernest Kafka – Dr. Kafka is a physician, specializing in the psychoanalysis of adults and adolescents.  Since 1981, Dr. Kafka has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions, including Associate Clinical Professor of Psychiatry at Cornell Medical School.  He has held numerous administration positions and has published many articles on subjects in the field of psychoanalysis.

•         Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission.  Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg.  Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner.  In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of each Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of each Fund's financial statements, each Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing each Fund's investments.  The audit committee met four times and the compensation committee met once during the fiscal year ended April 30, 2010.  The nominating and pricing committees had no meetings during the last fiscal year.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Dreyfus Connecticut Fund	Dreyfus Maryland Fund	Dreyfus Massachusetts Fund
Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr. David W. Burke	None None	None None	None None
Peggy C. Davis	None	None	None
Diane Dunst	None	None	None
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	None

Name of Board Member	Dreyfus Minnesota Fund	Dreyfus Ohio Fund	Dreyfus Pennsylvania Fund
Joseph S. DiMartino	None	None	None
Clifford L. Alexander, Jr. David W. Burke	None None	None None	None None
Peggy C. Davis	None	None	None
Diane Dunst	None	None	None
Ernest Kafka	None	None	None
Nathan Leventhal	None	None	None

Name of Board Member	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	Over $100,000
Clifford L. Alexander, Jr. David W. Burke	Over $100,000 None
Peggy C. Davis	Over $100,000
Diane Dunst	$1 - $10,000
Ernest Kafka	None
Nathan Leventhal	$10,001 - $50,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2010, the Company, together with 11 other funds (comprised of 18 portfolios) in the Dreyfus Family of Funds, pays its Board members its allocated portion of an annual retainer of $90,000, a single combined per meeting fee of $12,000 for in- person Board meetings for all such funds and any Committee meeting(s) held in conjunction with any such Board meeting(s), a single combined per meeting fee of $6,000 for in-person Board meetings of less than all such funds and any Committee meeting(s) held in conjunction with any such Board meeting(s), a per meeting fee of $6,000 for any in-person Committee meeting held separately from an in-person Board meeting, and a per meeting fee of $2,000 for any telephonic Board or Committee meeting  and reimburses them for their expenses.  Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $62,500 and a fee of $8,000 per meeting (with a minimum fee of $1,000 per meeting and per telephone meeting) attended.  The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members generally are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended April 30, 2010, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Compensation from the Company*	Total Compensation From the Company and Fund Complex Paid to Board Member (** )
Joseph S. DiMartino	$6,711	$873,427 (166)
Clifford L. Alexander, Jr.	$5,371	$266,090 (45)
David W. Burke	$5,203	$395,190 (82)
Peggy C. Davis	$5,371	$242,090 (50)
Diane Dunst	$5,371	$105,590 (18)
Ernest Kafka	$5,371	$105,090 (18)
Nathan Leventhal	$5,371	$188,471 (43)
Jay I. Meltzer***	$2,446	$52,795 (18)
Daniel Rose***	$3,470	$140,391 (33)
Warren B. Rudman***	$4,661	$130,590 (29)
Sander Vanocur***	$2,446	$76,091 (33)
____________________________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $6,042.

**             Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

***          Messrs. Meltzer, Rose, Rudman and Vanocur became Emeritus Board members as of July 20, 2008, October 31,

               2009, May 18, 2010 and January 8, 2008, respectively.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

JAMES WINDELS, Treasurer since November 2001.  Director Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 35 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on August 6, 2010.  See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of August 6, 2010.

Management Arrangements

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Company and the Manager.  As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice-President–Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by a Fund.  The Code of Ethics subjects the personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

The Manager maintains office facilities on behalf of each Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by a Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Management.  The Manager provides day-to-day management of each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board.  The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.  The Funds’ portfolio managers are Daniel Barton, David Belton, Jeffrey Burger, Thomas Casey, Steven Harvey and James Welch, each of whom is employed by Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  The Manager and/or its affiliates also maintain research departments each with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan.  The portfolio managers are compensated by Standish and not by the Fund.  Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

Additional Information About Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of the end of the Fund's fiscal year:

Primary Portfolio Managers	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Daniel Barton [7]	1	$.66 Billion	0	0	0	0
David Belton [8]	2	$1.8 Billion	0	0	0	0
Jeffrey Burger [9]	1	$1.3 Billion	0	0	0	0
Steven Harvey [10]	3	$1.2 Billion	0	0	0	0
James Welch [11]	9	$5.5 Billion	0	0	20	$600 Million

None of the funds or accounts are subject to a performance-based advisory fee.

[10]     Primary portfolio manager of the Dreyfus Pennsylvania Fund.

[11]     Primary portfolio manager of the Dreyfus Massachusetts Fund and co-primary portfolio manager of the Dreyfus Connecticut Fund.

[7]       Co-primary portfolio manager of the Dreyfus Connecticut Fund.

[8]       Primary portfolio manager of each of the Dreyfus Minnesota Fund and Dreyfus Ohio Fund.

[9]       Primary portfolio manager of the Dreyfus Maryland Fund.

The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned

Daniel Barton	Dreyfus Connecticut Fund	None

David Belton	Dreyfus Minnesota Fund	None
	Dreyfus Ohio Fund	None

Jeffrey Burger	Dreyfus Maryland Fund	None

Steven Harvey	Dreyfus Pennsylvania Fund	None

James Welch	Dreyfus Connecticut Fund	None
	Dreyfus Massachusetts Fund	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Fund, that they are managing on behalf of Dreyfus.  Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds.  For these or other reasons, the portfolio manager may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with Dreyfus' Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of a Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to the Funds, include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate good standing under state law, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.  Expenses attributable to the a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among a Fund and the Company's other series, if any, on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each Fund. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class A, Class B, Class C and Class Z shares are subject to an annual shareholder services fee and Class B and Class C shares are subject to an annual distribution fee.  See "Distribution Plan and Shareholder Services Plans."  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Fund's average daily net assets.  For the fiscal years ended April 30, 2008, 2009 and 2010, the management fee paid by each Fund was as set forth below:

Name of Fund	Management Fee Paid
	2008	2009	2010
Dreyfus Connecticut Fund	$2,119,149	$2,000,989	$2,061,539
Dreyfus Maryland Fund	1,106,544	974,080	957,605
Dreyfus Massachusetts Fund	1,301,060	1,151,890	1,158,678
Dreyfus Minnesota Fund	642,401	639,590	707,974
Dreyfus Ohio Fund	1,067,864	921,625	881,249
Dreyfus Pennsylvania Fund	987,189	1,072,666	1,102,561

The Manager has agreed, with respect to each Fund, that if in any fiscal year the aggregate expenses of a Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Fund, the Company may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets.  The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Funds offered Class B shares; the Funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges.  The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.  The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients.  With respect to Class B shares issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A, Class B and Class C shares, for the fiscal years ended April 30, 2008, 2009 and 2010 were as follows:

Name of Fund	Class A
	Fiscal Year Ended 2008	Fiscal Year Ended 2009	Fiscal Year Ended 2010
Dreyfus Connecticut Fund	$7,299	$33,561	$17,427
Dreyfus Maryland Fund	4,153	19,060	11,971
Dreyfus Massachusetts Fund	1,289	3,670	2,769
Dreyfus Minnesota Fund	6,380	5,155	19,169
Dreyfus Ohio Fund	5,319	8,202	5,380
Dreyfus Pennsylvania Fund	3,920	7,758	8,973

Name of Fund	Class B
	Fiscal Year Ended 2008	Fiscal Year Ended 2009	Fiscal Year Ended 2010
Dreyfus Connecticut Fund	$41,940	$11,947	$3,291
Dreyfus Maryland Fund	48,375	8,315	3,758
Dreyfus Massachusetts Fund	1,631	2,606	440
Dreyfus Minnesota Fund	8,581	7,972	12,102
Dreyfus Ohio Fund	27,037	11,567	3,915
Dreyfus Pennsylvania Fund	2,644	1,787	579

Name of Fund	Class C
	Fiscal Year Ended 2008	Fiscal Year Ended 2009	Fiscal Year Ended 2010
Dreyfus Connecticut Fund	$526	$2,470	$1,524
Dreyfus Maryland Fund	392	272	1,849
Dreyfus Massachusetts Fund	0	5,431	1,650
Dreyfus Minnesota Fund	484	16	117
Dreyfus Ohio Fund	592	772	116
Dreyfus Pennsylvania Fund	0	2,263	1,818

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by a Fund to those intermediaries.  Because those payments are not made by you or a Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to a Fund.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as custodian for each Fund’s investments.  The Custodian has no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.  Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

How to Buy Shares

General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Class A and Class C shares of a Fund may be purchased only by clients of Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.

Class I shares of the Dreyfus Connecticut Fund are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii) foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Z shares are offered by the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund and the Dreyfus Pennsylvania Fund only to shareholders of the respective Fund who received Class Z shares of such Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund and who continue to maintain accounts with the Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund or Dreyfus Pennsylvania Fund, as the case may be, at the time of purchase.  In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Connecticut Intermediate Municipal Bond Fund, Dreyfus Massachusetts Intermediate Municipal Bond Fund, Dreyfus Massachusetts Tax Exempt Bond Fund or Dreyfus Pennsylvania Intermediate Municipal Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund or the Dreyfus Pennsylvania Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs.  Class Z shares generally are not available for new accounts.

As of June 1, 2006 (the "Effective Date"), Class B shares of each Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus funds or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services—Fund Exchanges") as a result of a previous exchange of Class B shares.  No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of any Fund, except through dividend reinvestment or permitted exchanges.  If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load.  For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Company reserves the right to reject any purchase order.  The Funds will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Company will not accept cash, travelers' checks, or money orders as payment for shares.

When purchasing Fund shares, you must specify which Fund and Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the relevant Fund's Prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in a Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to a Fund.

For Class A, Class C, Class I and Class Z shares of a Fund, the minimum initial investment is $1,000.  Subsequent investments must be at least $100.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee-based programs. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The minimum initial investment through an exchange for Class B shares of a Fund is $1,000.  Subsequent exchanges for Class B shares of a Fund must be at least $500.

Class A, Class C, Class I and Class Z shares of a Fund, as applicable, also may be purchased through Dreyfus Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Each Fund's shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  For each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*
Amount of Transaction	As a % of Offering Price Per Share	As a % of Net Asset Value Per Share	Dealers' Reallowance as a % of Offering Price
Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

____________________

*  Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.  See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of each Fund's Class A shares.  The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on April 30, 2010.

	Dreyfus Connecticut Fund	Dreyfus Maryland Fund	Dreyfus Massachusetts Fund
Class A Shares:
NET ASSET VALUE, per share..............	$11.68	$11.98	$11.44
Per Share Sales Charge – 4.5% of offering price (4.7% of net asset value per share)....................................	0.55	0.56	0.54
Per Share Offering Price to Public...........	$12.23	$12.54	$11.98

	Dreyfus Minnesota Fund	Dreyfus Ohio Fund	Dreyfus Pennsylvania Fund
Class A Shares:
NET ASSET VALUE, per share..............	$15.17	$11.99	$15.96
Per Share Sales Charge - 4.5% of offering price (4.7% of net asset value per share)....................................	0.71	0.56	0.75
Per Share Offering Price to Public...........	$15.88	$12.55	$16.71

Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value without a sales load to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in a Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.  Upon establishing the account in a Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Class B Shares.  Class B shares of a Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.  The public offering price for such Class B shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of dividend reinvestment or exchange.  A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

Approximately six years after the date of purchase, Class B shares of a Fund automatically will convert to Class A shares of such Fund, based on the relative net asset values for shares of each such Class.  Class B shares of a Fund that have been acquired through the reinvestment of the Fund's dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of the Fund's dividends and distributions.

Class B shares of a Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules.  See "How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares."

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares."

Class I Shares (Dreyfus Connecticut Fund Only).  The public offering price for Class I shares is the net asset value per share of that Class.

Class Z Shares (Dreyfus Connecticut Fund, Dreyfus Massachusetts Fund and Dreyfus Pennsylvania Fund Only).  The public offering price for Class Z shares is the net asset value per share of that Class.  Class Z shares generally are not available for new accounts.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money.  If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order.  The order is effective only when so converted and received by the Transfer Agent.  An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Right of Accumulation–Class A Shares.  Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more.  If, for example, you previously purchased and still hold shares of a Fund or shares of certain other funds advised by Dreyfus that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Dreyfus TeleTransfer Privilege.  You may purchase Class A, Class C, Class I or Class Z shares of a Fund, as applicable, by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransferPrivilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransferPrivilege."

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

Distribution Plan and Shareholder Services Plans

Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to the Class B and Class C shares of each Fund, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and holders of Class B and Class C shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to each of Class B and Class C of the relevant Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Company's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class shares of the Fund.

For the fiscal year ended April 30, 2010, each Fund paid the Distributor, with respect to the Fund's Class B and Class C, pursuant to the Distribution Plan, the following amounts:

Name of Fund	Class B	Class C
Dreyfus Connecticut Fund	$8,701	$127,238
Dreyfus Maryland Fund	10,111	28,052
Dreyfus Massachusetts Fund	4,136	24,511
Dreyfus Minnesota Fund	4,945	50,814
Dreyfus Ohio Fund	6,031	55,379
Dreyfus Pennsylvania Fund	8,337	43,439

Shareholder Services Plans.  The Company has adopted separate Shareholder Services Plans, pursuant to which (i) each Fund pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) each of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund and the Dreyfus Pennsylvania Fund reimburses the Distributor for certain allocated expenses of providing such services with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of such Fund's Class Z shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan with respect to Class A, Class B and Class C, the Distributor may make payments to certain Service Agents in respect of these services.

A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Company's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended April 30, 2010, each Fund paid the Distributor, with respect to Class A, Class B, Class C and Class Z shares, pursuant to the Shareholder Services Plan, the following amounts:

Name of Fund	Class A	Class B	Class C	Class Z
Dreyfus Connecticut Fund	$612,083	$4,350	$42,413	$53,631
Dreyfus Maryland Fund	420,869	5,055	9,351
Dreyfus Massachusetts Fund	102,747	2,068	8,170	89,528
Dreyfus Minnesota Fund	302,396	2,472	16,938
Dreyfus Ohio Fund	379,092	3,016	18,460
Dreyfus Pennsylvania Fund	340,103	4,169	14,480	23,829

How to Redeem Shares

General.  If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Funds may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Funds will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Contingent Deferred Sales Charge—Class B Shares.  A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Fund which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Fund held by you at the time of redemption.  No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Fund held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares.  Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Fund, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996, and except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First............................................................................	4.00
Second......................................................................	4.00
Third..........................................................................	3.00
Fourth........................................................................	3.00
Fifth...........................................................................	2.00
Sixth...........................................................................	1.00*
____________________________
* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Fund purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First............................................................................	3.00
Second......................................................................	3.00
Third..........................................................................	2.00
Fourth........................................................................	2.00
Fifth...........................................................................	1.00
Sixth...........................................................................	0.00**
____________________________
** These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of a Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First...........................................................................	5.00
Second.....................................................................	4.00
Third.........................................................................	3.00
Fourth.......................................................................	3.00
Fifth..........................................................................	2.00
Sixth..........................................................................	1.00
Seventh....................................................................	0.00
Eighth.......................................................................	0.00***

***  These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class B shares of a Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional shares of the Fund through the reinvestment of Fund dividends.  During the second year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge—Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares.  See "Contingent Deferred Sales Charge–Class B Shares" above.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Checkwriting Privilege—Class A and Class Z Only.  Each Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder‑transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the Class A or Class Z shares in the investor's account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested.  The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  See "How to Buy Shares–Dreyfus TeleTransfer Privilege."

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature‑Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In this event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

Shareholder Services

Fund Exchanges.  Clients of certain Service Agents may purchase, in exchange for shares of a Fund, shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client's state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.                 Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.                 Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.                 Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.                 Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.                  Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.  Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by the Manager.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account.  In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares.  If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund.  Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account.  Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account.  Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds or the General Fund.  See "How to Redeem Shares."  Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares of a Fund, Class B shares of the General Fund held in an Exchange Account).  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares of the Dreyfus Connecticut Fund, the Dreyfus Massachusetts Fund or the Dreyfus Pennsylvania Fund should call 1-800-645-6561), or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C, Class I or Class Z shares of a Fund in shares of the same Class of one of the other Funds or of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of such other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.  Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.   Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.   Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.  Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Letter of Intent–Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Determination of Net Asset Value

Valuation of Portfolio Securities.  Each Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of:  yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed under the general supervision of the Company's Board.  If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, a Fund may value those investments at fair value as determined in accordance with the procedures approved by the Company's Board.  Fair value of investments may be done by the Company's Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances.  The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values.  Expenses and fees, including the management fee (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B, Class C and Class Z only, and the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Fund's shares.  Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Dividends, Distributions and Taxes

Management believes that each Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended April 30, 2010.  Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders.  As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains) and must meet certain asset diversification and other requirements.  If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent.  If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends.  If your payment is not made in Federal Funds, it must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Fund and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash.  Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment.  Such dividend or distribution would be a return of capital in an economic sense although taxable as described in the Prospectus.  In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by a Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long‑term capital gain or loss and 40% short‑term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Fund characterized as described above.

Offsetting positions held by a Fund involving certain futures and options transactions may constitute "straddles."  To the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by a Fund may constitute "mixed straddles."  A Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial positions") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment.  For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

State and Local Tax Treatment.  Each Fund will invest primarily in Municipal Bonds of the State after which the Fund is named.  Except to the extent specifically noted below, dividends by a Fund are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds.  However, some or all of the other dividends or distributions by a Fund may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Fund derived from obligations of the United States or its agencies or instrumentalities.

The Fund anticipates that a substantial portion of the dividends paid by each Fund will not be subject to income tax of the State after which the Fund is named.  However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Fund may represent taxable income.  Also, all or a portion of the dividends paid by a Fund that are not subject to income tax of the State after which the Fund is named may be a preference item for such State's alternative minimum tax (where imposed).  Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Fund.

The paragraphs below discuss the State tax treatment of dividends and distributions by each Fund to residents of the State after which the Fund is named.  Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

Dreyfus Connecticut Fund.  Dividends by the Fund that qualify as exempt‑interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing.  In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds.  Dividends derived from other sources are subject to the Connecticut income tax.  In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt‑interest dividends paid by the Fund that is derived from income received by the Fund as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

Dividends qualifying as exempt‑interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Fund to entities subject to the Connecticut corporation business tax are not exempt from that tax.

Dreyfus Maryland Fund.  Dividends and distributions by the Fund to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Fund from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof.  To the extent that distributions by the Fund are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes.  In addition, any gain realized by a shareholder upon a redemption or exchange of Fund shares will be subject to Maryland taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt‑interest dividends.

If the Fund fails to qualify as a regulated investment company, the Fund would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

Dreyfus Massachusetts Fund.  Dividends by the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Fund from Massachusetts Municipal Bonds or direct U.S.  Government obligations, and are properly designated as such.  Distributions of capital gain dividends by the Fund to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such.  Dividends or distributions by the Fund to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax.  In addition, distributions from the Fund may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax.  Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

Dreyfus Minnesota Fund.  Dividends paid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt‑interest dividends that are paid by the Fund.  Moreover, dividends paid by the Fund to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Fund as interest from the Fund's investment in direct U.S. Government obligations.  Dividends and distributions by the Fund to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax.  Dividends and distributions from the Fund will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes.  In addition, dividends attributable to interest received by the Fund that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

Dreyfus Ohio Fund.  Dividends paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Fund as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories.  Dividends or distributions paid by the Fund to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax.  The shares of the Fund are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation (other than certain  holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

Dreyfus Pennsylvania Fund.  Dividends paid by the Fund will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions.  Dividends by the Fund will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions.  Dividends or distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

Dividends paid by the Fund which are considered "exempt‑interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Fund may be subject to that tax.  An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax.  Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

Portfolio Transactions

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for a Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate)  will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained.  Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent.  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.  When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.  No brokerage commissions have been paid to date by any Fund.

The Company contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager.  The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings, at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about fund portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that:  (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund's Board.

Information About the COMPANY and Funds

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable.  Shares have no preemptive or subscription rights and are freely transferable.

The Company is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Company.  However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee.  The Trust Agreement provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote.  Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund.  The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, Company shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares.  In addition, the Company's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of six series of shares.  All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one series would be treated separately from those of the other series of the Company.  The Company has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of independent registered public accounting firms and the election of Board members from the separate voting requirements of such rule.

Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders.  If Company management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Company may refuse or restrict purchase or exchange requests for a Fund's shares by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to a Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

To offset the relatively higher costs of servicing smaller accounts, the Company will charge regular accounts with balances below $2,000 an annual fee of $12.  The valuation of accounts and the deductions are expected to take place during the last four months of each year.  The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

Effective December 1, 2008, the Company changed its name from "Dreyfus Premier State Municipal Bond Fund" to its current name and on December 15, 2008 commenced offering Class I shares for Dreyfus Connecticut Fund only.

The Funds send annual and semi-annual financial statements to all its shareholders.

As of August 6, 2010, the following persons owned of record 5% or more of the indicated Fund's outstanding shares of beneficial interest:

Dreyfus Connecticut Fund – (Class A):  Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 9.69%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 9.19%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 5.41%; (Class B):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 29.48%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 20.82%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 9.96%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 9.85%; Carl Norman Holmberg and Mabel M Holmberg JTWROS, Kensington, CT – 7.28%; (Class C):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 28.23%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 23.81%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 11.32%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 6.60%; (Class I):  SEI Private Tr. Co. C/O Mellon Bank ID 225, Attn:  Mutual Fund Administrator, 1 Freedom Valley Drive, Oaks, PA – 59.54%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 29.56%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 10.74%; (Class Z):  Charles Schwab & Co. Inc., Reinvestment Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, CA – 7.45%.

Dreyfus Maryland Fund – (Class A):  First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 16.28%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 11.04%; Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY – 10.45%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 8.38%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 6.06%; (Class B):  First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 16.87%; Edwin D. Fennell and Deborah L. Fennell JT WROS, La Plata, MD – 8.50%; Patricia W. Simmons, College Park, MD – 7.20%; Janet McIntire Von Doenhoff, Bethesda, MD – 6.75%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 5.43%; Hai Boh Wang, Bethesda, MD – 5.34%; (Class C):  Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 27.21%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 20.02%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ – 11.85%; Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY – 9.76%; Nancy L. Chen and Donna Louis, JTWROS, Parkville, MD – 9.06%.

Dreyfus Massachusetts Fund – (Class A):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 13.25%; JLSE M. Lohrer Trustee, The JLSE M. Lohrer Trust, UA dtd 7/25/05 Carlisle, MA – 7.92%; American Enterprise Investment SVC, FBO 41999970, 707 2nd Avenue South, Minneapolis, MN – 6.55%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 6.50%; Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY – 6.39%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 5.70%; (Class B):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 43.49%; American Enterprise Investment SVC, FBO # 890000611, PO Box 9446, Minneapolis, MN – 16.59%; RBC Capital Markets Corp. FBO, Stephanie S. Kyte TTEE, Stephanie Kyte Trust 8/17/1999, Jaffrey, NH – 12.42%; RBC Capital Markets Corp. FBO Karen T. Vidoli, David E. Vidoli, JT Ten/WROS, Lee, MA – 8.23%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 5.69%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 5.24%; (Class C):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 35.75%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 18.69%; UBS WM USA, 499 Washington Blvd., Jersey City, NJ – 15.27%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 8.86%; American Enterprise Investment SVC, FBO # 890000611, PO Box 9446, Minneapolis, MN – 7.81%; Cornelius P. McGroary Trustee, Cornelius P. McGroary Living Trust, UA dtd 5/9/2007, Duxbury, MA – 5.32%; (Class Z):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 8.62%; Charles Schwab & Co., Inc., Reinvestment Account, Attn. Mutual Fund Department, 101 Montgomery Street, San Francisco, CA – 8.04%.

Dreyfus Minnesota Fund – (Class A):  American Enterprise Investment SVC, FBO # 41999970, 707 2nd Avenue South, Minneapolis, MN– 18.90%; Wells Fargo Investments LLC, FBO Customer Accounts, Attn. Mutual Fund Operations, 625 Marquette Avenue S, 13th Floor, Minneapolis, MN – 14.80%; Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 – 7.81%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ 07310-1995 – 5.18%; (Class B):  R. William Kotrba and Diane C. Kotrba JTWROS TOD, New Brighton, MN – 24.82%; Daniel Iverson, Shakopee, MN – 16.14%; Lois M Brodkorb, South St. Paul, MN – 10.09%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 9.67%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 9.59%; First Clearing, LLC 10750 Wheat First Drive, Glen Allen, VA – 6.90%; Merrill Lynch, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL – 6.44%; (Class C):  Merrill Lynch, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL – 22.89%; American Enterprise Investment SVC, FBO # 890000611, PO Box 9446, Minneapolis, MN – 21.77%; Wells Fargo Investments LLC, FBO Customer Accounts, 625 Marquette Avenue S, 13th Floor, Minneapolis, MN – 10.42%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, 3rd Floor, Jersey City, NJ – 10.07%; Roger E Anderson Revocable Trust, U/A 1/11/2002, Minneapolis, MN – 5.80%.

Dreyfus Ohio Fund – (Class A):  UBS WM USA, 499 Washington  Blvd, Jersey City, NJ – 21.70%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 13.49%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 8.57%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 5.25%; (Class B):  UBS WM USA, 499 Washington Blvd, Jersey City, NJ – 26.39%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, Jersey City, NJ – 15.85%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 13.75%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 13.42%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 10.61%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 6.42%; Robert W Baird & CO. Inc., A/C 8591-3631, 777 East Wisconsin Avenue, Milwaukee, WI – 6.26%; Frances E. Fall TOD, Canton, OH – 5.42%; (Class C):   National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 30.99%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 18.93%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ – 17.47%; Max Weisbrod and Sylvia Weisbrod JTWROS, Canton, OH – 9.86%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 7.98%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL – 5.61%.

Dreyfus Pennsylvania Fund – (Class A):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 15.36%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 10.62%; Citigroup Global Markets Inc., 333 W. 34th Street, New York, NY – 7.20%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 5.29%; (Class B):  National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 38.18%; John A. Ord TRUSTEE, FBO John A. Ord U/A Trust, dtd 10/05/1989, Carlisle, PA – 10.40%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, Jersey City, NJ – 9.61%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 9.14%; Thomas A Dolan, Drexel Hill, PA – 7.63%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 5.75%; (Class C):  First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 23.31%; Merrill Lynch, 4800 Deer Lake Drive East, Jacksonville, FL– 12.89%; Pershing LLC, P.O. Box 2052, Jersey City, NJ– 12.18%; UBS WM USA, 499 Washington Blvd, Jersey City, NJ – 10.73%; Morgan Stanley & Co., Harborside Financial Center Plaza 2, Jersey City, NJ – 6.82%; (Class Z):  MAC & CO, A/C PEOF1749712, Mutual Fund Operations, P.O. Box 3198, Pittsburgh, PA – 12.52%; Charles Schwab & Co. Inc., Reinvestment Account, Attn. Mutual Fund Department, 101 Montgomery Street, San Francisco, CA – 11.16%; National Financial Services, LLC, 82 Devonshire Street, Boston, MA – 9.06%; Pershing LLC, P.O. Box 2052, Jersey City, NJ – 6.50%.

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Counsel and Independent Registered Public Accounting Firm

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Funds.

APPENDIX A

RISK FACTORS – INVESTING
IN STATE MUNICIPAL BONDS

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available, as of the date of this Statement of Additional Information.  While the Company has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Dreyfus Connecticut Fund	B-60
Dreyfus Maryland Fund	B-73
Dreyfus Massachusetts Fund	B-79
Dreyfus Minnesota Fund	B-100
Dreyfus Ohio Fund	B-139
Dreyfus Pennsylvania Fund	B-148

Dreyfus Connecticut Fund

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York.  More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut.  The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years.  In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure.  This growth rate was lower than both the regional (5.4%) and national (13.2%) growth rates.  The mid-2009 population of the State was estimated at slightly above 3.5 million, up 0.4% from 2008, compared to increases of 0.5% and 0.9% for New England and the United States, respectively.

Personal Income and Gross State Product. The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional and national growth rates.  Per capita personal income for Connecticut residents in 2008 was $56,272, 140% of the national average.  In 2008, the State produced $216.2 billion worth of goods and services and $177.7 billion worth of goods and services in 2000 chained dollars.  In 2008, the State's output was concentrated in three areas:  finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 69.5% of the State's total production.  The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been rapidly increasing.

Employment.  Non-agricultural employment includes all persons employed except Federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers.  The State's non-agricultural employment reached a high in the first quarter of 2008 with 1,708,830 persons employed, but began declining with the onset of the recession falling to 1,628,730 jobs by the third quarter of 2009.  In 2008, the largest sectors of non-agricultural employment were services (41.4%), trade (18.2%) and government (14.8%).  The average non-agricultural employment in 2008 was 1,699,700 and the average non-agricultural employment for the first six months of 2009 was 1,650,300.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s.  After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006.  The recent recession, however, has caused the unemployment rate to rise to 8.0% for 2009, compared with the national average for the same period of 9.3%.  The State's unemployment rate was 9.0% in April 2010, and the nation's was 9.9%.

Manufacturing.  The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State.  In 2009, based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages.  A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment.  Total manufacturing jobs in the State continued to decline to a recent low of 187,420 in 2008.  The total number of manufacturing jobs dropped 52,840 (22.0%) from the decade high in 1999.

Non-manufacturing.  The non-manufacturing sector is comprised of industries that primarily provide services.  Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable.  The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 89% in 2008.  Over the last ten years there were over 83,480 new non-manufacturing jobs created, an increase of 5.8%.  This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in nonagricultural employment since 2003.

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession.  These challenges for the State include a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues.  The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, Federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30.  State statutory law requires that the budgetary process be on a biennium basis.  In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.  This amendment also provides a framework for a cap on budget expenses.  The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred.  In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

Fiscal Accountability Report.  The Office of Policy Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based.  Based on the fiscal accountability reports submitted by November 15, 2009, OFA projected General Fund deficits for Fiscal Years 2010-14 of $385.9 million, $286.7 million, $3.28 billion, $3.02 billion and $3.19 billion, respectively.  OPM, in its report, projected General Fund deficits for Fiscal Years 2010-14 of $337.0 million, $107.4 million, $3.02 billion, $2.63 billion, and $2.58 billion, respectively.  Both reports assumed that the scheduled sales tax reduction from 6.0% to 5.5% would not go into effect on January 1, 2010 because the trigger provisions that prevent the rate decrease from taking effect would be met.  The reports also estimated fairly stable general obligation bond issuances over the five-year period of between $1.2-$1.4 billion, with the expenditure on debt service gradually increasing.

Consensus Revenue Estimates.  OPM and OFA must issue consensus revenue estimates each year by October 15, which must cover a five-year period that includes the current biennium and the three following fiscal years.  Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed.  The General Fund revenue estimates were issued on October 15, 2009.  The estimates for Fiscal Years 2010-14 were $17.20 billion, $17.43 billion, $15.79 billion, $16.76 billion and $17.49 billion, respectively.  The estimates showed flat net tax revenues for the current biennium and then significant tax revenue growth for the next three fiscal years.  Specifically, personal income tax revenues for Fiscal Year 2009-10 of $6.61 billion were estimated to be increasing to $8.50 billion in Fiscal Year 2013-14.  On January 15, 2010, OPM and OFA arrived at consensus General Fund revenue estimates for Fiscal Years 2010-14 of $17.03 billion, $17.14 billion, $15.39 billion, $16.19 billion, and $16.93 billion, respectively.  On April 30, 2010, OPM and OFA issued revised General Fund revenue estimates for Fiscal Years 2010-14 of $17.46 billion, $17.42 billion, $15.79 billion, $16.61 billion, and $17.40 billion, respectively.

Budget Reserve Fund.  The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BSF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly.  In any fiscal year, when the amount in the BSF equals 10% of the net General Fund appropriations, no further transfers are made into the BSF.  As of June 30, 2008, $1.38 billion was deposited into the BSF, including a $269.2 million deposit following Fiscal Year 2006-07, bringing the balance in the BSF to approximately 8.1% of General Fund expenditures as of Fiscal Year 2008-09.  By statute, the Treasurer was directed to transfer, and did transfer, $1.04 billion from the BSF to the General Fund to be used as revenue for Fiscal Year 2009-10.  The Treasurer also transferred $342 million from the BSF to the General Fund to be used as revenue for Fiscal Year 2010-11.

General Fund.  The State finances most of its operations through its General Fund.  However, certain State functions, such as the State's transportation budget, are financed through other State funds.  For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP").  The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

Budget for Fiscal Years 2007-08 and 2008-09.  Although the General Assembly did not pass the biennial budget for Fiscal Years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for Fiscal Years 2007-08 and 2008-09.  The Fiscal Year 2007-08 budget included General Fund revenues and appropriations of $16.326 billion and $16.315 billion, respectively, resulting in a projected surplus of $0.7 million.  The Fiscal Year 2008-09 budget included General Fund revenues and appropriations of $17.0731 billion and $17.0723 billion, respectively, resulting in a projected surplus of $0.8 million.  The General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for Fiscal Year 2008-09 to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated Fiscal Year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State's contribution to the Teachers' Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million, and (iii) a transfer of $80 million of the anticipated Fiscal Year 2006-07 General Fund surplus to the budget for Fiscal Year 2008-09, resulting in a net reduction in the anticipated Fiscal Year 2006-07 surplus of $790.3 million.  Approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap for Fiscal Year 2007-08 and $28.2 million below the expenditure cap for Fiscal Year 2008-09.  However, in accordance with the State Constitution, the Governor issued a declaration to exceed the State's expenditure cap in Fiscal Year 2007-08.  This declaration was ratified by a three-fifths vote of each house of the General Assembly.

The General Assembly did not make any midterm budget adjustments for Fiscal Year 2008-09.  The legislative session ended on May 7, 2008, however, it appropriated $79 million for energy relief programs in Fiscal Year 2008-09, as well as transferring the Fiscal Year 2007-08 budget surplus along with additional funds for Fiscal Year 2008-09 use in subsequent special sessions.  Additionally, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal 2007-2008 Operations.  As of June 30, 2008, General Fund revenues for Fiscal Year 2007-08 were $16.42 billion, General Fund expenditures and miscellaneous adjustments were $16.32 billion and the General Fund was estimated to have a surplus of $99.4 million for Fiscal Year 2007-08.  The entire surplus was reserved for Fiscal Year 2008-09 spending.

Fiscal 2008-2009 Operations.  As of June 30, 2009, General Fund revenues for Fiscal Year 2008-09 were $15.70 billion, General Fund expenditures and miscellaneous adjustments were $16.65 billion and the General Fund was estimated to have a deficit of $947.6 million for Fiscal Year 2008-09.  The State Treasurer was given authority to fund, and did fund, the Fiscal Year 2009 General Fund deficit through economic recovery bonds.

Budget for Fiscal Years 2009-10 and 2010-11.  On June 3, 2009, the General Assembly adjourned its regular session without adopting a biennial budget for Fiscal Years 2009-10 and 2010-11.  Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget.  The State continued to run its operations pursuant to Executive Orders issued by the Governor.  Authorization to pay debt service on the State's general obligation bonds remained unaffected.  The Executive Orders covered the months of July, August and the portion of September until the approval of a budget for Fiscal Year 2009-10.

In special session, the General Assembly passed the biennial budget for Fiscal Years 2009-10 and 2010-11, which subsequently became law on September 8, 2009.  The enacted budget for Fiscal Year 2009-10 included General Fund revenues of approximately $17.38 billion and net appropriations of approximately $17.37 billion, resulting in a projected surplus of approximately $0.8 million.  The budget for Fiscal Year 2010-11 included General Fund revenues of approximately $17.591 billion and net appropriations of approximately $17.590 billion, resulting in a projected surplus of approximately $0.9 million.

The enacted biennial budget raises net revenues from three major resources: (i) Grants from the American Recovery and Reinvestment Act ("ARRA"); (ii) transfers from other State funds to the State's General Fund and securitizations, and (iii) net increases in taxes and miscellaneous fees.  Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in Fiscal Year 2009-10 and $594.8 million in Fiscal Year 2010-11.  Major revenue transfers include moving BSF funds of $1.04 billion and $342 million in Fiscal Years 2009-10 and 2010-11, respectively.  The budget increases the highest income tax bracket from 5% to 6.5%, which will raise approximately $594 million and $400 million in Fiscal Years 2009-10 and 2010-11, respectively.  The budget also imposes a 10% corporate surcharge for the next three tax years on certain companies and increases the cigarette tax by $1.00, which, in the aggregate, is expected to raise an additional $322.5 million over the next two fiscal years.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions.  Personal service reductions are estimated to save approximately $191 million and $193.7 million in Fiscal Years 2009-10 and 2010-11, respectively.  Savings from certain entitlement programs are estimated to be approximately $200 million and $300 million in Fiscal Years 2009-10 and 2010-11, respectively.  Certain education grant reductions are estimated to save approximately $25 million in both fiscal years.

In addition, the Fiscal Year 2010-11 budget requires the State to develop a financing plan that will result in net proceeds of up to $1.29 billion to be used as general revenues during such fiscal year, which may include bond securitizations.  The budget also requires the State to develop a plan to sell State assets that will result in net proceeds of up to $15 million to be used as general revenues during Fiscal Year 2009-10 and $45 million to be used as general revenues during Fiscal Year 2010-11.  In addition, the budget for Fiscal Year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts.  The budget for Fiscal Year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

The budget was $840.9 million below the expenditure cap in Fiscal Year 2009-10 and $589.9 million below the expenditure cap in Fiscal Year 2010-11.

Fiscal 2009-10 Operations.  Recent estimates provided by OPM project that the General Fund had a surplus of approximately $166.9 million, with total revenues of approximately $17.468 billion and total expenditures of $17.301 billion.  The State's fiscal position also is reported monthly by the Comptroller.  The Comptroller's monthly report for May 2010 estimated a General Fund surplus for Fiscal Year 2009-10 of $105.0 million as of the period ended March 31, 2010.  This estimate did not reflect the elimination of a planned 0.5% sales tax reduction, projected to generate an additional $129.5 million.  Both estimates reflect the deficit mitigation measures passed by the General Assembly in 2010 discussed herein.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year.  Additionally, whenever the State's cumulative monthly financial statement indicates a projected General Fund deficit greater than 1% of the total General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.  On November 24, 2009, the Governor delivered a plan to address a potential deficit of $466.5 million in the General Fund for Fiscal Year 2009-10 to the General Assembly.  Because the Comptroller has certified that State tax revenues for Fiscal Year 2009-10 will not be within 1% of original projections, the plan to reduce the State's sales tax rate by 0.5% did not take effect in January 2010.  The elimination of the rate reduction will preclude an estimated revenue loss of $129.5 million, leaving a deficit of $337 million still to be closed.  The deficit mitigation plan includes spending cuts made under the Governor's authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor's plan calls for an additional $19.3 million in rescissions and $16.8 million in program cuts that the Governor can order on her own authority, including reductions in certain programs and delays in the implementation of others.  The Governor's plan also recommends $116.3 million in program reductions that will require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates.  The plan calls for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund.  The plan also calls for a reduction of 3% in state aid to municipalities, saving the State approximately $84 million.

The Governor submitted another deficit mitigation plan on March 1, 2010.  On April 14, 2010 the bill was passed and signed into law.  The bill provided for a net reduction in the anticipated General Fund deficit for Fiscal Year 2009-10 of $323.3 million and a net increase in the General Fund deficit for Fiscal Year 2010-11 of $34.2 million.

Midterm Budget Adjustments for Fiscal Year 2009-10.  The General Assembly concluded its legislative session on May 5, 2010, which included midterm budget adjustments for Fiscal Years 2009-10 and 2010-11.  The General Assembly passed a bill which closed a current services gap of $416.5 million for Fiscal Year 2010-11.  The General Assembly projected General Fund revenues at $17.67 billion and appropriated $17.68 billion with an estimated surplus of $0.2 million for Fiscal Year 2010-11.  The projected General fund revenue was $72.3 million higher than the originally enacted budget of $17.57 billion.  Based upon the most recent consensus revenue estimate, Fiscal Year 2009-10 is expected to end with a surplus in excess of $140 million.  In its mid-term budget adjustments, the General Assembly has directed that up to $140 million of the surplus be used as revenue in Fiscal Year 2010-11 and any amounts in excess of $140 million be used to reduce the amount of economic recovery bonds issued by the State.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes.  There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities.  The State Constitution has never required a public referendum on the question of incurring debt.  Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt.  These types fall generally into the following categories:  direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund.  In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt.  In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due.  There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of February 1, 2010, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $15.01 billion.

The following table sets forth the total debt service on all outstanding long-term direct general obligation debt, as of February 1, 2010.  Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2010	$1.23
2011	$1.84
2012	$1.73
2013	$1.63
2014	$1.55
2015	$1.42
2016	$1.33
2017	$1.06
2018	$1.01
2019	$0.93
2020	$0.85
2021	$0.83
2022-2032	$6.31
Total	$21.72

The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts.  Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.97 billion for Fiscal Year 2008-09, $1.56 billion for Fiscal Year 2009-10, $1.16 billion for Fiscal Year 2010-11 and $1.07 billion for Fiscal Year 2011-12. In addition, the General Assembly passed and the Governor was expected to sign various bills which adjust authorizations for Fiscal Years 2009-10 and 2010-11.  The legislation increases the amount of bond authorizations for Fiscal Year 2009-10 by $30 million.  For Fiscal Year 2010-11, the legislation reduces various bond authorizations totaling $615 million and approves additional bond authorizations totaling $71 million.

On December 3, 2009, the State issued approximately $916 million in general obligation notes and approximately $166 million in general obligation bonds.  The notes are payable annual from January 1, 2012 to January 1, 2016 in varying amounts and at varying rates (2-5%).  The bonds are payable in the amount of $55.25 million annually from January 1, 2012 to January 1, 2014, at a rate of 5% annually.

In April 2010, the State issued $105 million of general obligation bonds maturing in varying amounts between April 1, 2015 and April 1, 2018, and bearing interest at annual rates ranging from 2.50% to 5.00%.  The State also issued $184.25 million of taxable general obligation bonds, maturing in varying amounts between April 1, 2019 and April 1, 2026, and bearing annual interest rates ranging from 4.407% to 5.257%.  The State issued $353.09 million of general obligation bond anticipation notes, which mature on May 19, 2011 and bear an annual interest rate of 2.00%.

The State may borrow funds on a temporary basis on such terms and in such amounts as the State Treasurer considers necessary.  Under this authority, the Treasurer has arranged with a syndicate of banks a 364-day revolving credit facility in the amount of $580 million.  This revolving credit facility was scheduled to expire, unless extended, on June 17, 2010.

Ratings.  Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds.

Transportation Fund and Debt.  In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program.  The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2014, which is to be met from Federal, State and local funds, currently is estimated at $26.4 billion.  The State's share ($10.5 billion) is financed almost entirely by STO bonds with the remaining funds come from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues.  STO bonds are payable solely from STF revenues.  The State's share of the cost of the Infrastructure Program for Fiscal Years 1985-2014 to be financed by STO bonds is currently estimated at $9.8 billion.  The actual amount may exceed $9.8 billion to finance reserves and cost of issuance amounts.  During Fiscal Years 1985-2009, $21.0 billion of the total infrastructure program was approved, with the remaining $5.4 billion required for Fiscal Years 2010-14.  The remaining $5.4 billion is anticipated to be funded with $1.6 billion from the anticipated issuance of new STO bonds, $75 million in anticipated revenues and $3.7 billion in anticipated Federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service.  For the year ended June 30, 2009, the STF paid $2 million of State direct general obligation transportation debt service payments.  The amount budgeted by the STF for such payments for Fiscal Year 2009-10 was $1.0 million.

Other Special Revenue Funds and Debt.  The State also issues bonds for various special revenue funds and projects.  As of February 1, 2010, the following special revenue bonds were issued and outstanding:  Bradley International Airport Revenue Refunding Bonds ($188.8 million outstanding) and Clean Water Fund Revenue Bonds ($1.409 billion issued, $832.5 million, including refunded bonds, outstanding).

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers.  To fund possible shortfalls, the State can issue bonds.  As of February 1, 2010, the State borrowed $261 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipates borrowing a total of approximately $900 million by the end of 2011.

Contingent Liability Debt.  The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose.  This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State.  Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects.  Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program.  Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured.  As of February 1, 2010, $6.1 million of such bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes.  The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals.  CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut University System, which are secured by one or more special capital reserve funds.

The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford.  The bonds are to be backed by State contractual assistance equal to annual debt service.  As of February 1, 2010, $110 million of its revenue bonds were issued and $105.12 were outstanding.

Assistance to Municipalities.  In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities.  The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($40.54 million outstanding as of February 1, 2010) and the Southeastern Connecticut Water Authority ($1.47 million outstanding as of February 1, 2010).  Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund.  There are no such obligations currently outstanding.

School Construction Grant Commitments.  The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects.  Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects.  For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period.  The State has authorized new school construction grant commitments of approximately $400 million which took effect in Fiscal Year 2009-10.  The General Assembly passed and the Governor is expected to sign legislation authorizing new school construction grant commitments of $427.5 million for Fiscal Year 2010-11.  As of June 30, 2009, the Commissioner estimates that current grant obligations under the grant program established in 1997 are approximately $2.45 billion, which includes approximately $6.9 billion in grants approved as of such date less payments already made of $4.45 billion.  Prior to the 1997 legislation, the grant program was conducted differently.  As of June 30, 2009, under the old program, the State is obligated to various cities, towns and regional school districts for $314 million in aggregate installment payments and $57 million in aggregate interest subsidies for a total of $371 million.

Other Contingent Liabilities.  The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery.  The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners.  The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes.  As of June 30, 2009, the current and long term liabilities of the CLC totaled $251.34 million.

Pension and Retirement Systems

State Employees' Retirement Fund.  The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF").  For periods ended June 30, 2009, the Treasurer realized annualized net returns on investment assets in SERF of 6.73% over the past twenty years, of 6.85% over the past fifteen years, of 2.91% over the past ten years and of 2.20% over the past five years.  As of June 30, 2009, the market value of SERF's investment assets was $7.321 billion.  By December 31, 2009, the current market value of the fund's investment assets was higher, in part, due to an improvement in the financial markets.  For Fiscal Years 2009-10 and 2010-11, the State has annual contribution requirements of $897.4 million and $944.1 million, respectively.  In order to help meet those requirements, the State has appropriated $713.0 million and $745.8 million from the General Fund and STF, respectively.  The Fiscal Year 2009-2010 appropriation was reduced by $64.5 million as part of the mid-term budget adjustments, and it may be reduced by an additional $100.0 million in connection with pending Fiscal Year 2009-2010 deficit mitigation plans.  The appropriation for Fiscal Year 2010-11 was reduced by $100 million as part of the mid-term budget adjustments.

Teachers' Retirement Fund.  The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems.  For periods ended June 30, 2009, the Treasurer realized annualized net returns on investment assets in the TRF of 6.88% over the past twenty years, of 6.85% over the past fifteen years, of 3.12% over the past ten years and of 2.55% over the past five years.  As of June 30, 2009, the market value of TRF's investment assets was $11.40 billion.  As with the SERF, the market value of TRF's investment assets at December 31, 2009 was higher than it was at June 30, 2009.  The State has appropriate sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively.

Social Security and Other Post-Employment Benefits.  State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage.  The amount expended by the State for Social Security coverage for Fiscal Year 2008-09 was $309.9 million, of which $227.4 million was paid from the General Fund and $14.5 million was paid from the STF.  The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment.  In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years.  In Fiscal Year 2008-09, the State paid $521.9 million for eligible employees and $454.6 million for retirees for health care cost.  The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years.  For Fiscal Year 2009-10 $482.9 million was appropriated.

Litigation

The State and its officers and employees are parties to numerous legal proceedings.  The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position.  There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources.  In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Sheff v. O'Neil.  This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district.  In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs.  The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools.  The Supreme Court also directed the trial court to retain jurisdiction of this matter.  In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the State Supreme Court's 1996 decision.  Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003.  Under the settlement agreement, the State was obligated, over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order.  That agreement expired in June 2007 and the anticipated costs of that agreement have been expended.  On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion.  On July 5, 2007, the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remains in material non-compliance with the mandate.  In November 2007, the trial court began a hearing on the plaintiff's motion, and in January 2008 completed that hearing.  On April 4, 2008, a tentative settlement was presented to the legislature. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008.  Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008.  Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.  On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement and claimed that the State failed to meet a benchmark for placement of students in reduced isolation educational settings.  As a remedy, they sought appointment of a special master "to ensure prompt and complete compliance" with the stipulation.  The trial court denied the plaintiffs' motion on February 23, 2010.  A motion for reconsideration of that ruling has been filed and remains pending.

State Employees Bargaining Agent Coalition v. Rowland.  This case is a Federal court case brought by a purported class of laid-off State employees who sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights.  The plaintiffs claim back wages, damages, attorneys' fees and costs.  The defendants moved to dismiss the action based on absolute immunity.  The court denied the motion on January 18, 2005, and the defendants appealed.  On July 10, 2007, the U.S. Court of Appeals remanded the case back to the District Court for trial.  The case remains pending.  The same purported class brought related State law claims in State Court under the caption Conboy v. State of Connecticut.  On October 20, 2006, the trial court in Conboy v. State of Connecticut denied the State's motion to dismiss, and the State appealed.  The appeal has been denied and the case has been remanded to the trial court for further proceedings.  By agreement of both parties, the state court proceedings have been stayed pending disposition of the Federal court action.

State of Connecticut v. Philip Morris, Inc., et al.  This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers.  From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for the year 2003.  The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel.  In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated.  If an arbitration panel results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al.  This case was brought in Hartford Superior Court.  Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children.  Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education.  They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students.  The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted.  The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims.  The plaintiffs sought to replead to overcome the impact of this ruling.  The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution.  On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint.  After the court's ruling, one count of the plaintiffs' complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution.  The State did not move to strike that count.  The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court.  On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided.  The parties are currently seeking to establish a schedule for discovery.

Juan F. v. Weicker.  Since 1991, the State Department of Children and Families has been operating under the provisions of a Federal court-ordered consent decree in this case.  In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006.  The agreement was reviewed and approved by the court.  The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan.  The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds.  The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004.  In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision.  By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order.  Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions.  The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008.  The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan.  On December 9, 2009, plaintiffs moved for emergency relief to prevent the Department from effectuating a budget-related directive, which would have ceased new admissions to a voluntary services program that permits parents to obtain services for disabled children without relinquishing custody.  The Governor has rescinded this order, but the parties continue to litigate whether the children eligible for voluntary services fall within the Juan F. class.

Indian Tribes.  While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State.  Several suits have been filed since 1977 in Federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue.  Some of these suits have been settled or dismissed.  One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange.  In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians.  The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005.  On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims.  The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007.  An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately owned and town-held lands in the Town of Kent.  The State is not a defendant to that action.  In February 2004, the BIA issued a final determination granting Federal recognition to the Schaghticoke Tribal Nation.  The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration.  On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision.  The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation has appealed to the U.S. Court of Appeals for the Second Circuit.  The land claims have been stayed pending resolution of the federal recognition matter.  On October 19, 2009, the Court of Appeals denied the appeal and affirmed the trial court's ruling. The alleged tribe had 90 days, until January 17, 2009, to file a petition for certiorari with the U.S. Supreme Court.  In June 2002, the BIA issued a final determination granting Federal recognition to the Historic Eastern Pequot Tribe.  The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration.  On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe.  The Pequot Tribe has not appealed this decision, but has until October 2011 to do so.  It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal government for recognition.  In any of these matters, irrespective of whether Federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

In White Oak Corp., White Oak filed for mediation against the Department of Transportation ("DOT"), claiming breaches of contract in association with certain construction projects in the State.  In December 2005, the American Arbitration Association ruled against White Oak in one instance, and declined its request for $90 million and awarded DOT damages in the amount of $1.17 million instead, which were approved by the Superior Court.  White Oak filed a new demand for arbitration seeking $110 million for delay damages, and the State sought an injunction on this second demand in light of the rulings in the first demand for arbitration.  The Court denied the injunction and the State appealed that decision.  The Court also lifted an earlier issued stay on the arbitration, and the State has also appealed that decision.  On May 20, 2008 the Supreme Court reversed the Court's denial of the injunction and ordered that a permanent injunction be issued barring White Oak from pursuing the second arbitration.  The other project claim for arbitration is ongoing and in that proceeding White Oak alleges $50 million in damages.  On November 1, 2009, the arbitration rejected White Oak's claims for damages, but ordered the DOT to pay White Oak $5.343 million previously held by the agency as liquidated damages, along with $4.904 million in prejudgment interest on that sum. On November 30, 2009, the State filed an application to modify the arbitration decision with respect to the award of liquidated damages and interest. As of December 7, 2009, White Oak has taken no action to modify, vacate or correct the arbitration decision. Any subsequent judicial appeal from the arbitrators' final decision is generally limited to jurisdictional issues.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al.  This Federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State.  The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals.  In September 2007 the Court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead.  On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs.  The defendants filed a motion to dismiss.  On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification.

Belanger v. State Employees Retirement Commission.  Three retired employees of the State claim that the defendant's members have breached their fiduciary duties and Federal law by failing to apply retroactively to the plaintiffs, and to others similarly situated, a recent court decision regarding how State employees' salaries are calculated under the State Employees Retirement Act.  The plaintiffs also seek costs and attorneys fees and have moved for class certification to include all retired State plan members harmed by the alleged improper calculation.  The defendants' motion to dismiss was granted on June 10, 2009.  The plaintiffs' motion for reconsideration is still pending.

Pham v. Starkowski.  In this class action lawsuit, plaintiffs are seeking to enjoin the Department of Social Services ("DSS") from terminating the State-funded medical assistance for non-citizen's program, which provides medical benefits to "qualified aliens."  The matter was certified in State court as a class action, and the trial court struck down both of the challenged provisions on equal protection grounds.  The State appealed and requested a stay of the injunction.  DSS estimated that the cost of reinstatement will be $9.75 million annually.  DSS is in the process of finalizing compliance by reinstating individuals into the program and opening the program to new applicants.

Connecticut Association of Health Care Facilities v. Rell.  On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit in Federal court against Governor Rell.  The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal Medicaid Act and State and Federal constitutional guarantees against the taking of private property without just compensation.  While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State.

Computers Plus Center, Inc. and Malpanis v. Department of Information Technology.  On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million in State court for violation of its due process rights by the Department of Information Technology ("DOIT").  DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties.  CPC's counter-claim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter.  The State has filed motions for a new trial and to reduce and set aside the verdict, which remain pending.

Dreyfus Maryland Fund

General Information

The State of Maryland has a population of approximately 5.7 million, with employment based largely in the service, trade and government sectors.  Those sectors, along with financial services, are the largest contributors to the gross state product.  Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government.  Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole.  Annual unemployment rates have been greatly below those of the national average for each of the last 20 years.  The unemployment figure for 2009 was 7.1% compared to a national rate for the same period of 9.3%.  In December 2009, unemployment rates were 7.5% in Maryland and 9.3% in the United States.  Maryland's labor force totaled just under 3 million individuals in 2009.

Maryland residents received almost $272.5 billion in personal income in 2008.  Total personal income increased at a rate of 3.1%, above the national average of 2.9%.  Per capita income, however, remained significantly above the national average in 2008, $48,378 in Maryland compared with the national average of $40,208.  In 2008, Maryland's per capita personal income ranked sixth highest of the 50 states.  Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

While most of the current difficulties caused by the national recession are affecting the State's economy, these problems have not hit Maryland as hard as many other states.  As with the national economy, signs of weakness continue to be widespread.  In 2090, sales of existing homes continued to decline along with prices.  The collapse of the housing market resulted in substantial job losses in the construction and finance industries.  On a positive note, Maryland's high income and proximity to the Federal government has spurred growth in professional and business services.  As is often the case, government employment in Maryland has acted as a stabilizing influence.  Another positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission.  This process was expected to bring to Maryland jobs, families with income and increased demand for goods and services starting in 2009.

State Budget and Finances.

General.  The State enacts its budget annually.  Revenues are derived largely from certain broad-based taxes, including statewide income, sales, property and motor vehicle taxes.  Non-tax revenues are largely from the Federal government for transportation, health care, welfare and other social programs.  The State ended Fiscal Year 2009 with a reserved General Fund balance of $1.9 billion and a total General Fund balance of $1.5 billion.  The General Fund balance represents a net decrease of $1.4 billion, compared to a decrease of $373 million during Fiscal Year 2008, as a result of continued increases in expenditures ($1.4 billion) that were greater than the increases in revenues ($449 million).

The State's Reserve Fund consists of four accounts – the Reserve Stabilization Account (the "RSA") the Dedicated Purpose Account, the Economic Development Opportunities Program Account, and the Catastrophic Event Account.  The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases.  The State Reserve Fund totaled $701.8 million at the end of Fiscal Year 2009.  The balance of the State Reserve Fund for Fiscal Year 2010 is estimated to be $616.8 million, with $614.8 contained in the RSA and $2.0 million in the other accounts.  The RSA was estimated to be 5.0% of General Fund revenues.

2008 Budget.  On April 9, 2007, the General Assembly approved the budget for Fiscal Year 2008 (the "2008 Budget"), which included, among other things: (i) appropriate funds to the State's retirement and pension systems; (ii) $5.8 billion in aid to local governments from general funds; (iii) $27.5 million for capital projects; (iv) $262.8 million to the State Reserve Fund; and (v) deficiency appropriations of $144.5 million for Fiscal Year 2007.

The $262.8 million for the State Reserve Fund included $162.8 million to the RSA, representing the portion of the Fiscal Year 2006 General Fund balance in excess of the amount used to fund the Fiscal Year 2007 budget.  The 2008 Budget included $100 million in the Dedicated Purpose Account and transfers of $978 million from the State Reserve Fund to the General Fund.

The 2008 Budget funded all Fiscal Year 2008 debt service on the State's general obligation bonds with $663.3 million in special funds, primarily from State property tax revenues, and $29.3 million in general funds.  The projected amount of State property tax revenues reflected a property tax rate of 11.2¢ (per $100 of taxable assessed value), which was established by the Board of Public Works ("BPW") on April 30, 2007.

The 2008 Budget included funds for a 2% employee cost of living adjustment, merit increases and the statutory match for contributions to deferred compensation. The 2008 Budget also includes a hiring freeze, which was initiated in February 2007, to continue into Fiscal Year 2008.  On October 29, 2007, the General Assembly convened a special session, during which it enacted legislation generating an additional $403.1 million in general fund revenues for Fiscal Year 2008.

The 2007 General Assembly enacted legislation that limits a company's ability to avoid Maryland corporate income taxes through the use of a captive real estate investment trust.  This action was estimated to increase General Fund revenues by $7.6 million in Fiscal Year 2008.  As part of the Governor's plan to reduce a projected deficit in Fiscal Year 2009, the Governor proposed an the BPW approved on July 11, 2007 expenditure reduction totaling $128.4 million.

The Stated ended Fiscal Year 2008 with a $487.1 million General Fund balance on a budgetary basis.  This balance reflects a $50.9 million decrease compared to the balance projected at the time the 2009 Budget (defined below) was enacted.  In addition, there was a balance in the RSA of $684.8 million.  The total General Fund balance, on a GAAP basis, for Fiscal Year 2008 was $2.9 billion, compared with a total General Fund balance, on a GAAP basis, of $3.3 billion for Fiscal Year 2007.

2009 Budget.  On April 5, 2008 the General Assembly approved the Budget for Fiscal Year 2009 (the "2009 Budget"), which included, among other things: (i) $6 billion in aid to local governments from general funds; (ii)$16.2 million for capital projects; (iii) $231.5 million to the State Reserve Fund; and (iv) deficiency appropriations of $77.5 million for Fiscal Year 2008.

The $231.5 million for the State Reserve Fund included $145.6 million to the RSA, representing the portion of the Fiscal Year 2007 General Fund balance in excess of the amount used to fund the 2007 Budget (less $10 million).  The 2009 Budget included $85 million in the Dedicated Purpose Account and transfers of $125 million from the State Reserve Fund to the General Fund.

The 2009 Budget funded all Fiscal Year 2009 debt service on the State's general obligation bonds, with $745.5 million in special funds, primarily from State property tax revenues.  The projected amount of State property tax revenues reflects the Fiscal Year 2008 property tax rate.  The 2009 Budget included funds for a 2% employee cost of living adjustment, merit increases, and the statutory match contributions for deferred compensation.  In addition, the 2009 Budget provided $62.8 million in general funds and $44.7 million in non-general funds for other post employment benefits to address the liability for future retiree health care costs.

In September 2008, the Board of Revenue Estimates (the "BRE") decreased its 2009 General Fund revenue estimate by $431.9 million.  On October 15, 2008, in order to close the gap between anticipated revenues and expenditures, the Governor proposed and the BPW approved expenditure reductions totaling $297.2 million.  In December 2008, the BRE decreased its 2009 General Fund revenue estimate by an additional $415.3 million.

At the end of Fiscal Year 2009, General Fund revenues were below estimates by $356.4 million (2.7%).  The State ended Fiscal Year 2009 with a $87.2 million General Fund balance, which reflected a $349.9 million decrease compared to the estimated year-end balance at the time the 2010 Budget (defined below) was enacted.  On a GAAP basis, the Fiscal Year 2009 reserved General Fund balance was $1.363 billion, compared to the Fiscal Year 2008 year-end balance of $1.388 billion.

2010 Budget. On April 13, 2009, the General Assembly approved the Budget for Fiscal Year 2010 (the "2010 Budget"), which includes, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.746 billion in aid to local governments from general funds; (iii) $60,000 for capital projects; (iv) $139.9 million to the State Reserve Fund; and (v) deficiency appropriations of $273.0 million for Fiscal Year 2009.

As part of the 2010 Budget, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the "2009 Act"), which authorized various transfers and funding changes resulting in increased General Fund revenues and decreased General Fund authorizations.  The 2009 Act provides for transfers to the General Fund in Fiscal Year 2010 of $216.3 million.  The 2009 Act and other legislative actions cumulatively decrease Fiscal Year 2010 revenues by $24.8 million and cumulatively decrease Fiscal Year 2010 expenditures by $85.9 million.  The 2010 Budget does not include funding for any employee cost-of-living adjustment or merit increases.

The 2010 Budget does include $139.9 million for the RSA.  The required payment of $63 million from the Dedicated Purpose Account to the Maryland Transportation Authority ("MTA") was reduced and funded with general obligation bonds instead.  The 2010 Budget includes transfers of $210 million from the State Reserve Fund to the General Fund.

The 2010 Budget funds all Fiscal Year 2010 debt service on the State's general obligation bonds, with $785 million in special funds, primarily from State property tax revenues.  The projected amount of State property tax revenues reflects the Fiscal Year 2008 property tax rate.  State aid to primary and secondary schools includes $39.3 million in Education Trust Fund revenues generated through anticipated licensing fees for video lottery terminals and $297.3 million in funding from the American Recovery and Reinvestment Act of 2009 ("ARRA").  The 2010 Budget also includes $660 million in additional Federal funds through Medicaid that results from an increased Federal matching percentage authorized by the ARRA.

In order to close an emerging gap between anticipated revenues and budgeted expenditures, the Governor proposed and the BPW approved a series of General Fund budget reductions totaling $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009.  The Governor also proposed fund balance transfers and revenue adjustments that would be implemented through legislation proposed when the Governor submitted the proposed budget for Fiscal Year 2011.

It was estimated that the General Fund balance on a budgetary basis at June 30, 2010 was $258.4 million.  In addition, the balance in the RSA was estimated to be $614.8 million at June 30, 2010, equal to 5% of estimated General Fund revenues.

Proposed 2011 Budget.  On January 20, 2010, the Governor presented his proposed budget for Fiscal Year 2011 to the General Assembly.  The proposed budget includes, among other things: (1) appropriate funds for the State's retirement and pension systems; (2) $5.716 billion in aid to local governments from general funds; (3) $800,000 for capital projects; (4) $171.9 million to the State Reserve Fund; and (5) deficiency appropriations of $208.8 million for Fiscal Year 2010.

The proposed Fiscal Year 2011 budget includes the Budget Reconciliation and Financing Act of 2010 (the "2010 Act) legislation that, if enacted, would authorize various funding changes resulting in increased General Fund revenues and decreased General Fund appropriations.  The 2010 Act proposes to increase Fiscal Year 2010 and Fiscal Year 2011 revenues by $151.9 million and $57.1 million, respectively.  The 2010 Act also proposes transfers to the General Fund from various special funds in Fiscal Year 2010 and Fiscal Year 2011 of $371 million and $299.6 million, respectively.

Proposed Fiscal Year 2011 General Fund appropriation include reductions of $676.9 million, contingent upon approval of the 2010 Act.  Funds of $171.9 million for the State Reserve Fund are in the Dedicated Purpose Account and no transfers from the State Reserve Fund to the General Fund are proposed for Fiscal Year 2011.

The proposed budget for Fiscal Year 2011 funds the State's debt service on its general obligation bonds with $833.4 million in special funds, primarily from State property tax revenues and $1.7 million in Federal funds.  The projected amount of State property tax revenues reflects the same property tax rate in effect since Fiscal Year 2008.  The proposed budget does not include funds for any employee cost of living adjustment, merit increases, nor the statutory match for contributions to deferred compensation.  The proposed budget also includes $389 million in additional Federal fund attainment in the Medicaid program, which anticipates the extension of the enhanced federal Medicaid match originally authorized by the ARRA.

It is estimated that the General Fund balance on a budgetary basis at June 30, 2011, will be $273.7 million. In addition, the balance in the RSA is estimated to be $635.5 million at June 30, 2011, equal to 5 % of estimated General Fund revenues.

Certain State Funds.

Cigarette Restitution Fund.  Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund.  All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA") are to be placed into this fund, which can only be spend through appropriations in the annual State budget.  Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program.  The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement.  In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended.  Expenditures from the fund were $192.7 million in Fiscal Year 2009 and are expected to be $178.3 million in Fiscal Year 2010.

As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2009 was $176.32 million, including the award from the arbitration panel for attorney fees.  This amount does not include $11.59 million the tobacco companies paid to the disputed account pending the outcome of litigation.  It is estimated that payments made to the State pursuant to the MSA through Fiscal Year 2014 will total $2.4 billion, of which $149.873 million will be paid to legal counsel.  The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume.  In addition, the State expects to receive $86.69 million during that same period pursuant to an award for attorney fees by a  national arbitration panel.

Transportation Trust Fund.  The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues).  All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds.  Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund.  Expenditures from the fund were $3.623 billion in Fiscal Year 2009.

State Unemployment Insurance Trust Fund.  In Fiscal Year 2009, the State's Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $371 million in annual contributions from employers and workers, while paying out approximately $890 million in regular, annual State benefits.  The State's unemployment rate rose from 5.4% in December 2008 to 7.5% in December 2009.  As a result, the State has been concerned about the depletion of the UITF in Fiscal Year 2010 and has notified the U.S. Department of Labor that the State may need to borrow up to $250 million in cash advances to pay benefits through the UITF.  Repayment of any borrowings from the Federal government is an obligation of the UITF and not the State.

While the UITF has held up better that similar funds in other states, its reserves have declined from $755 million in December 2008 to less than $100 million in February 2009.  The UITF currently pays approximately $22 million a week in benefits.  The Governor has introduced a proposal to provide $83 million in unemployment relief to employers in the State and to access approximately $127 million in additional Federal funding to replenish the UITF.

State Indebtedness.  The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects.  In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use.  Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.  The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets.  These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due.  There is no general debt limit imposed by the State Constitution or public general laws.  Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of locally-owned public schools.  Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue.  Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds.  In the Fiscal Year 2010 capital program, 50% of new general obligation bond authorizations represent financing of State-owned capital facilities and State programs, 48% represent financing of capital improvements owned by local government units, and 2% represent financing of capital improvements owned by non-profit or other private entities.

As of December 31, 2009, Maryland has $9.169 billion of net State supported debt outstanding.  General obligation bonds accounted for $6.412 billion of that amount.  In Fiscal Year 2009, debt service on general obligation bonds was paid primarily from State property tax receipts.  As of December 31, 2009, the principle amount for outstanding DOT bonds was $1.552 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. The DOT was scheduled to issue $165.0 million of Consolidated Transportation Bonds in May 2010.  As of December 31, 2009, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds accounted for $243.9 million of State tax supported debt outstanding.  The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $210.6 million as of December 31, 2009. There also were $704.4 million of Grant Anticipation Revenue Vehicle ("GARVEE") Bonds outstanding as of December 31, 2009.

As of December 31, 2009, the State had $1.584 billion of authorized but unissued debt. The State does not expect to conduct any additional general obligation bond offerings during Fiscal Year 2010.

In Fiscal Year 2008, the State issued Bay Restoration Revenue Bonds in the amount of $50 million.  The Bay Restoration Bonds are secured by mandatory annual fees of $30 per equivalent dwelling unit from users of sewerage systems in the State and $30 from each septic system user, which are contributed to the Bay Restoration Fund.  Fees deposited in the Fund totaled $53.3 million in Fiscal Year 2009 and are estimated to total approximately $55 million in each subsequent fiscal year.  Between 2010 and 2012, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds.

The MTA is authorized to issue GARVEE Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service will be paid from a portion of Maryland's Federal highway aid. MTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million.  In December 2008, the MTA issued the second and final series of GARVEE bonds in the amount of $425 million.

Ratings.  General obligation bonds of the State of Maryland are currently rated Aaa by Moody's and AAA by S&P and Fitch.  It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

Litigation.  The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations.  The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

Dreyfus Massachusetts Fund

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy.  While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population.  Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years.  Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas.  As of July 1, 2009, the population density of Massachusetts was 841 persons per square mile, as compared to 86.8 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%).  The State's population is concentrated in its eastern portion.  The city of Boston is the largest city in New England, with a 2008 population of 609,023.

From 1994 through 1997, real per capita income levels grew at a greater annual rate in Massachusetts than in the United States.  In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%.  From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts.  However, real income levels in Massachusetts remained well above the national average.  In 2004 and 2005, income growth was comparable in the Commonwealth and the nation.  In 2006 and 2007, income in the Commonwealth grew faster than in the nation.  In 2008, real income fell in both the Commonwealth and the nation.  Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

The Massachusetts economy is diversified among several industrial and non-industrial sectors.  The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3% of the Commonwealth's GDP in 2008.  Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well.  Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy.  The combined service sectors now account for more than half of total payroll employment.

The unemployment rate in Massachusetts was consistently below the national average from 1995 to 2005, but exceeded the national average from December 2005 to April 2007.  Since that time, the Commonwealth's unemployment rate has been at or below the U.S. rate.  In October 2007, the Commonwealth's rate was 4.4%, the lowest it had been since October 2001.  By February 2010, the Commonwealth's rate had increased to 9.5%.

Commonwealth Finances

Cash Flow.  The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis.  Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures.  All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30).  The Commonwealth currently has liquidity support for a $800 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines.  The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended Fiscal Year 2009 with a cash balance of $805.3 million, compared to $1.198 billion at the end of Fiscal Year 2008.  Several factors contributed to the overall decline in the cash balance, including tax revenue declines, Fiscal Year 2008 appropriations carried forward and authorized to be expended in Fiscal Year 2009, and certain transfers made from the Fiscal Year 2008 consolidated net surplus calculation.

Current cash flow projections for Fiscal Year 2010 show an overall improvement in the non-segregated cash balance from $805.3 million to $860.2 billion.  The Commonwealth expects to issue approximately $2.025 billion in bonds in Fiscal Year 2011, including $1.625 billion in general obligation bonds.

Fiscal Year 2009 Summary.  The Legislature approved the Fiscal Year 2009 budget on July 3, 2008, and the Governor approved it ten days later, vetoing or reducing line items totaling $122.5 million, of which the Legislature overrode $56.5 million.  The total amount of authorized spending in Fiscal Year 2009 was budgeted at $28.167 billion.  At the time of passage, the Fiscal Year 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of Fiscal Year 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation, and $157 million in additional revenues generated through enhanced collection and enforcement measures.  The Fiscal Year 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008.

On October 15, 2008, the Executive Office for Administration and Finance ("EOAF") advised the Governor of a probable revenue deficiency of approximately $1.421 billion with respect to Fiscal Year 2009 appropriations.  The Governor subsequently announced a plan to close this shortfall that consists of $1.053 billion in spending reductions and controls as well as $168 million of additional revenues and a $200 million transfer from the Stabilization Fund.  On the same day, the Governor filed emergency supplemental budget legislation to, among other items, extend the Commonwealth's pension funding schedule, authorize the withdrawal of an additional $200 million from the Stabilization Fund and authorize the Governor to transfer amounts among appropriation line items within certain limits.  This legislation, with certain modifications, was passed by the Legislature on October 30, 2008.

On January 13, 2009, EOAF advised the Governor of a further revenue deficiency of approximately $1.101 billion with respect to Fiscal Year 2009 appropriations and made a further downward revision to the Fiscal Year 2009 tax revenue estimate.  The Governor addressed the projected shortfall on January 28, 2009 through expenditure reductions, additional revenues from tax settlements, eliminating certain exemptions to the sales tax, anticipated revenues from changes in motor vehicle registration fees, additional Federal funds for Medicaid and an additional draw from the Stabilization Fund of $327 million.

On April 15, 2009, based on Fiscal Year 2009 tax collections through March that were $117 million below the revised Fiscal Year 2009 tax revenue estimates, the EOAF further revised the tax revenue forecast for Fiscal Year 2009 downward from $19.450 billion to $19.333 billion.  The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap.  The Governor's plan at that time to close the shortfall included the use of $128 million in American Recovery and Reinvestment Act ("ARRA") funds, including $90 million from the Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

On May 4, 2009, after analysis of April 2009 tax revenue collections that fell by $953 million from collections in April 2008, and which were $456 million below the monthly benchmark based on revised revenue forecasts, the Fiscal Year 2009 revenue estimate was further revised to $18.436 billion.  On the same date, EOAF also advised the Governor of a probable revenue deficiency of approximately $953 million with respect to Fiscal Year 2009 appropriations and certain non-discretionary spending obligations that had not been budgeted.  Two weeks later, the Governor approved supplemental legislation that authorized a $461 million withdrawal from the Stabilization Fund to help close the projected shortfall.

On June 29, 2009 the Governor approved supplemental budget legislation that contained the remaining solutions to the projected $953 million shortfall, including: (i) accessing approximately $412 million in ARRA funds; (ii) eliminating a planned $100 million deposit to the Stabilization Fund that was authorized in Fiscal Year 2008 but had yet to be executed; (iii) a $65 million transfer from the State Convention Center Fund; and (iv) reducing the General Fund contribution to the Health Safety Net Trust Fund by $15 million.  The legislation also included supplemental appropriations totaling $59.8 million, including $21.4 million for the MassHealth program to meet increasing service utilization costs and $11.5 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases.  On July 2, 2009, the Governor filed legislation requesting supplemental appropriations totaling $64 million, including $60 million to support costs related to increased claims and utilization in the MassHealth program and $3 million to aid in the transition of transportation entities as a result of the recently enacted transportation reform bill.

The Commonwealth ended Fiscal Year 2009 with an undesignated budgetary fund balance of $74.7 million, which includes the statutorily required 0.5% tax revenue carry-forward into Fiscal Year 2010 of $92.6 million.  The year-end balance in the Stabilization Fund was $841.3 million and additional reserve balances of $68.8 million.  The total fiscal year-end balance in the budgeted operating funds was approximately $1.02 billion.

Fiscal Year 2010.  On June 19, 2009, the Legislature enacted the Fiscal Year 2010 budget, which totaled $27.411 billion.  The Fiscal Year 2010 budget was approved by the Governor on June 29, 2009 with vetoes totaling approximately $360 million.  The Governor also filed a supplemental Fiscal Year 2010 appropriations bill on June 29, 2009 which provided for $269.4 million in spending that was not included in the enacted Fiscal Year 2010 budget.

The final Fiscal Year 2010 budget, as enacted, totaled $27.046 billion and was based on a Fiscal Year 2010 tax revenue estimate of $18.879 billion.  This estimate initially was initially downward to $18.279 billion on October 15, 2009 and was subsequently revised to $18.460 billion on January 7, 2010.  To cover the projected tax revenue shortfall, the Governor announced approximately $277 million in spending reductions in October 2009 across executive branch agencies.  Other solutions to the reduced estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available ARRA funds. Based on the updated guidance provided by the Federal government with respect to available Medicare "clawback" payments, $80 million was transferred back to the Stabilization Fund.

In March 2010, the EOAF announced that it had identified $195 million of additional non-tax revenue and cost exposures in Fiscal Year 2010 that were not previously anticipated.  A portion of the deficiency is being reimbursed by the Federal government, leaving a $118 million deficiency that needed to be closed using state resources.  The Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund.  These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010.  In addition, $30 million of the $80 million of clawback payments discussed above were transferred back to the Stabilization Fund.

The Governor has signed Fiscal Year 2010 supplemental appropriations totaling $665.4 million. The majority of additional funding is necessary to support safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the MassHealth program.  There have also been other unanticipated costs that have required supplemental funding.  On July 9, 2010, the Governor filed a final supplemental appropriations bill for Fiscal Year 2010 that provided for net new spending in the amount of $28.5 million.  This funding primarily addresses outstanding liabilities of the Commonwealth, and there are sufficient resources available to cover these expenditures.

While the Department of Revenue ("DOR") has not completed its tabulation of Fiscal Year 2010 tax revenues, on July 15, 2010 the DOR released its preliminary June tax revenue report, which indicated that collections for Fiscal Year 2010 totaled $18.538 billion, an increase of $279 million (1.5%) compared to Fiscal Year 2009.  The tax revenue increase of $279 million from Fiscal Year 2009 is attributable in large part to an increase of approximately $743 million (19.2%) in sales tax collections (due entirely to the increase in the sales tax rate from 5.0% to 6.25% and elimination of the sales tax exemption for alcoholic beverages, both of which were effective August 1, 2009), an increase of approximately $20 million (1.0%) in corporate and business tax collections and a decrease of approximately $474 million (4.5%) in personal income tax collections.

Fiscal Year 2011.  On January 27, 2010, the Governor filed his proposed budget for Fiscal Year 2011 with the Legislature.  The Governor's recommendations were based on the then-consensus tax revenue estimate for Fiscal Year 2011 of $19.050 billion.  The Governor's recommendations called for total spending in Fiscal Year 2011 of $28.212 billion.  The projected Fiscal Year 2011 budget shortfall was $2.75 billion, which the Governor recommended addressing through budget reductions, use of Federal stimulus, use of monies from the Stabilization Fund and other revenue proposals.

The proposed Fiscal Year 2011 budget included a total of $1.297 billion in enhanced Federal Medical Assistance Percentage ("FMAP").  Under ARRA, the level of enhanced FMAP for each state is dependent on the state's unemployment rates. Massachusetts currently qualifies for the highest tier for FMAP percentages.  The enhanced FMAP through the ARRA legislation extends through December 2010.   This FMAP funding estimate also reflects the anticipated success in securing the expected enactment of a six-month extension of enhanced Federal matching relief to the period ending June 30, 2011.  The Governor's budget recommendations assume a tier 2 level of reimbursement of 60.2% or approximately $607 million for the six-month extension portion of enhanced FMAP.

On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion.  The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature.  Such vetoes include $372 million of appropriations funded from additional FMAP that had been assumed in the budget, but which the U.S. Congress has not yet approved.  In addition, the budget enacted by the Legislature included $54 million in anticipated Federal assistance for needy families that has not yet been approved by Congress.  The budget enacted by the Legislature also included approximately $17 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission.  The Governor has vetoed certain funding in the Fiscal Year 2011 budget to solve for these anticipated exposures.

The Fiscal Year 2011 budget includes a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into the next fiscal year.  Taking all that into account, the Stabilization Fund is projected to have a $556 million balance at the end of Fiscal Year 2011.  The Fiscal Year 2011 budget also relies on $809 million in remaining available ARRA funds.

Despite having an approved balanced budget at the start of Fiscal Year 2011, the failure of Congress to approve the six-month FMAP extension and the associated loss of Federal revenue to the Commonwealth will require departments to make significant reductions to programs and services below levels that were contemplated in the original budget proposals of the Governor, the House and the Senate. These spending reductions, along with continued case-load driven pressures in programs and services like the MassHealth program, emergency family shelters and other safety net programs, will require departments and agencies to manage over $1 billion in spending reductions and potential exposures during Fiscal Year 2011.  State departments and agencies are preparing implementation plans detailing the necessary steps that each department or agency will need to take to manage their Fiscal Year 2011 programs and services, generally at reduced funding levels from the previous fiscal year.  These plans will inform the EOAF and the Governor's office of layoffs or regulatory, statutory or other changes that may be required for departments and agencies to operate at reduced funding.  The plans will enable departments and agencies to take action early in the fiscal year to mitigate the impact that these reductions will have on programs and services.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes.  The major components of Commonwealth taxes are the income tax, which was estimated to account for approximately 55.6% of total tax revenues in Fiscal Year 2010, the sales and use tax, which was estimated to account for approximately 24.4% of total tax revenues in Fiscal Year 2010, and the corporations and other business and excise taxes, which were estimated to account for approximately 11.3% of total tax revenues in Fiscal Year 2010.  Other tax and excise sources were estimated to account for the remaining 8.7% of Fiscal Year 2010 tax revenues.

Income Tax.  The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions.  A rate of 5.3% has been applied to most types of income since January 1, 2002.  The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%.  Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Under current law, the personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon "baseline" state tax revenue growth (i.e., revenue growth after factoring out the effect of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases.  In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored.  In Fiscal Year 2009, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2010.  Fiscal Year 2010 baseline revenues are projected to be less than Fiscal Year 2009 revenues, so no tax rate reduction is expected to be triggered for tax year 2011.

Sales and Use Tax.  As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth.  However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes and, as of August 1, 2009, alcoholic beverages) are exempt from sales taxation.  The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

Business Corporations Tax.  Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure.  The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value.  The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 8.75% (as of January 1, 2010), subject to further scheduled reductions.  The minimum tax is $456.  Both rates and the minimum tax include a 14% surtax.

Recent legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state, effective January 1, 2009.  This legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for all tax purposes.  The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.  The DOR estimates that these changes, in the aggregate, increased revenues by approximately $255 million in Fiscal Year 2009, and will increase revenues by approximately $345.2 million in Fiscal Year 2010, $239.9 million in Fiscal Year 2011, $169.1 million in Fiscal Year 2012 and $145 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax.  Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%.  The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes.  Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income.  Property and casualty insurance companies are subject to a 2.28% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%.  Domestic companies also pay a 1% tax on gross investment income.

Other Taxes.  Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.  The excise tax on motor fuels is $0.21 per gallon.  On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack.  The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and will result in a Fiscal Year 2010 revenue increase of between $120 million and $130 million and in subsequent years.

Federal and Other Non-Tax Revenues.

Federal Revenue.  Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF").  The amount of Federal revenue to be received is determined by state expenditures for these programs.  The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs.  Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government.  In Fiscal Year 2009, Federal reimbursements for budgeted operating activity amounted to $8.251 billion.  Federal reimbursements for Fiscal Year 2010 are currently projected to be $8.589 billion.  Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.  For Fiscal Years 2009 these revenues were $2.326 billion and are projected to be $2.889 billion in Fiscal Year 2010.

Lottery Revenue.  For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission.  This accounted for net transfers from the Lottery of $1.018 billion, $1.035 billion, $1.103 billion, $1.128 billion and $1.003 billion in Fiscal Years 2005 through 2009, respectively.

The Lottery Commission's operating revenues for Fiscal Year 2009 were $959 million. This includes a $1 million spending reduction in operating expenses, a $2 million spending reduction in administrative expenses and an additional $700,000 spending reversion by the Lottery.  The result was a shortfall of $43.7 million against the assumed $1.003 billion budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $811 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. A transfer of $43.7 million from the General Fund to the Lottery Fund will be necessary in order to eliminate the fund deficit. The Fiscal Year 2009 supplemental appropriation bill approved by the Governor on October 29, 2009 authorized the Comptroller to transfer up to $46 million from the General Fund to the State Lottery Fund to cure the deficiency.

The Fiscal Year 2010 budget assumes total net transfers from the Lottery of $937.5 million to fund various commitments appropriated by the Legislature, including Lottery administrative expenses and $758.8 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the General Fund for the general activities of the Commonwealth.  For Fiscal Year 2010, the State Lottery Commission is currently projecting net operating revenues of $987 million, which would result in an expected shortfall of $49.5 million, resulting in a deficit position at the end of Fiscal Year 2010.

Tobacco Settlement.  On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry.  Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states.  Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%.  The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.  However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006.  The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments.  The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort.  This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund, and required the Health Care Security Trust's balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008.  The Fiscal Year 2009 budget transfers all payments received by the Commonwealth in Fiscal Year 2009 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.  To date, the Commonwealth has received approximately $3.03 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2008-2011

Fiscal Year 2008.  Tax revenue collections for Fiscal Year 2008 totaled $20.879 billion, an increase of $1.143 billion (5.8%) over Fiscal Year 2007.  The increase was attributable in large part to an increase of approximately $433 million (5.0%) in withholding collections, an increase of approximately $387 million (18.4%) in income tax estimated payments, an increase of approximately $299 million (15.2%) in income tax payments with returns and extensions, an increase of approximately $21 million (0.5%) in sales and use tax collections and an increase of $72 million (2.9%), in corporate and business tax collections.  The collections were $654 million above the Fiscal Year 2008 tax estimate of $20.225 billion adjusted for subsequent tax law changes.  Approximately $399.5 million in supplemental appropriations were approved for Fiscal Year 2008.

Fiscal Year 2009.  Tax revenue collections for Fiscal Year 2009 totaled $18.26 billion, a decrease of $2.62 billion (12.5%) from Fiscal Year 2008.  The decrease was attributable in large part to a decrease of approximately $712.5 million (28.6%) in personal income tax estimated payments, a decrease of approximately $147.6 million (1.6%) in withholding collections, a decrease of approximately $825.2 million (36.4%) in income tax payments with returns and extensions, an increase of approximately $216.4 million (16.2%) in income tax refunds, a decrease of approximately $218 million (5.3%) in sales tax collections and a decrease of approximately $449.6 million (17.6%) in corporate and business tax collections, which are partially offset by changes in other revenues.  The Fiscal Year 2009 collections were $176.5 million below revised estimates.

Fiscal Year 2010.  Preliminary tax revenue collections for the first eleven months of Fiscal Year 2010, ended May 31, 2010, totaled $16.507 billion, an increase of $39 million (0.2%) compared to the same period in Fiscal Year 2009.  The year-to-date tax revenue increase is attributable in large part to a increase of approximately $22 million (1.3%) in corporate and business tax collections, an increase of approximately $651 million (18.4%) in sales tax collections, which are partially offset by a decrease of approximately $325 million (21.7%) in income tax cash estimated payments, a decrease of approximately $197 million (14.0%) in income tax payments with returns and extensions, a decrease of approximately $90 million (1.1%) in withholding collections, and changes in other revenues (net of refunds).  The year-to-date Fiscal Year 2010 collections were $70 million below the January 7, 2010 revised EOAF estimate.

Fiscal Year 2011.  The Fiscal Year 2011 consensus tax revenue estimate of $19.050 billion represents revenue growth of 3.2% actual and 2.5% baseline from the Fiscal Year 2010 estimate of $18.460 billion. The Fiscal Year 2011 estimate assumes that the national and state economies will continue a moderate recovery throughout the fiscal year.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments.  The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services.  Local Aid payments take the form of both direct and indirect assistance.  Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds.  In Fiscal Years 2009 and 2010, approximately $4.724 and $4.837 billion, respectively, was allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities.  The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil.  Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.  In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its Local Aid payments.

The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.  There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.  The Fiscal Year 2009 budget provided for State Lottery Fund distributions of approximately $810 million, with an additional $124 million to be provided from the General Fund.  The Fiscal Year 2009 budget also provided for Additional Assistance in the amount of $378 million.

Medicaid.  The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly.  The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), generally receives 50% in Federal reimbursement on most Medicaid expenditures.  ARRA increased the FMAP for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth's unemployment rate.  Beginning in Fiscal Year 1999, payments for some children's benefits are 65% Federally reimbursable under the  Children's Health Insurance Program.

For Fiscal Year 2010, nearly 30% of the Commonwealth's budget is devoted to Medicaid.  It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items.  Medicaid spending from Fiscal Years 2006-10 has grown by 6.6% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 3.2% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation.

The Fiscal Year 2010 estimated spending is $9.291 billion which includes an assumed Fiscal Year 2010 deficiency figure of $432 million.  The Governor has approved supplemental legislation that includes $200 million in additional funding for the program and has filed supplemental legislation that includes an additional $163 million.  The remaining amount is expected to be solved by the transfer of surplus funds from the MassHealth Medicare clawback account. MassHealth is also working on quantifying potential additional exposures in the Children's Behavioral Health Initiative related to compliance with the remedial plan ordered in Rosie D. et al v. The Governor discussed below.

Commonwealth Care.  State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the Federal poverty level and who do not have access to employer-sponsored insurance.  Commonwealth Care began enrolling individuals on October 1, 2006.  As of May 1, 2010, over 150,000 residents were enrolled in Commonwealth Care.  The Fiscal Year 2010 budget currently includes $631.7 million for Commonwealth Care.  The Governor's Fiscal Year 2011 budget recommendations preserved current eligibility for Commonwealth Care and provided $796.9 million to fund additional enrollment in Fiscal Year 2011.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool).  This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people.  Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments.  As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2009 (from $661 million to $414 million).

The Fiscal Year 2010 budget included $390 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources.  The Fiscal Year 2010 budget also anticipated retaining an additional $21.1 million in accumulated Fiscal Year 2008 and 2009 surpluses within the Health Safety Net Trust Fund to help address Fiscal Year 2010 demand.  In light of these resources, while there is significant uncertainty around program demand for Fiscal Year 2010, demand is currently projected to exceed these revenues by $30 million to $60 million.  In the event that demand exceeds available revenues, the shortfall is expected to be allocated among hospitals based on rules already established in regulation.

The Governor's Fiscal Year 2011 budget assumed $420 million in dedicated resources for the Health Safety Net Trust Fund, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act ("PPACA").  Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees.  Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the Federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new Federal coverage levels.

Instead, PPACA will provide the Commonwealth with significant additional Federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014.  The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Public Assistance.  Through the Department of Transitional Assistance, the  Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the Federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely Federally funded food stamps program, which provides food assistance to low-income families and individuals.  The Department oversees state homeless shelter programs and spending for families and individuals.  Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.  Total budgeted operating funds for the Department of Transitional Assistance were $814.2 million, $859.5 million and $758.1 million in Fiscal Years 2008, 2009 and 2010, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF.  The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award.  In February 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain Federal work requirements.

Under Federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in Federal Fiscal Year 2007.  Through Fiscal Year 2008, Massachusetts has been eligible under the Federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for state maintenance of effort spending.  In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target.  Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program.  In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%.  Consistent with Federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets.  Based on the 0% for 2008, the targets for 2008 through 2011 will be 0%.  Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Other Health and Human Services.  The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy.  Their goal is to promote healthy people, families, communities, and environments through coordinated care.  In Fiscal Year 2009 the Office of Health Services spent $1.186 billion and was projected to spend $1.146 billion in Fiscal Year 2010.  In Fiscal Year 2009 the Department of Public Health spent $548.5 million and was projected to spend $495.2 million Fiscal Year 2010. In Fiscal Year 2009 the Department of Mental Health spent $623.5 million and was projected to spend $633.6 million in Fiscal Year 2010.  In Fiscal Year 2009 the Division of Health Care Finance and Policy spent $14.0 million and was projected to spend $17.4 million Fiscal Year 2010.

Commonwealth Pension Obligations.  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state.  The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems.  However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments.  Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board.  Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board.  In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets.  The members of these state and local retirement systems do not participate in the Federal Social Security System.  The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On October 30, 2008, the Legislature extended the funding schedule from 2023 to 2025.  On January 13, 2009, the EOAF and legislative leaders agreed upon a pension funding level of $1.376 billion for Fiscal Year 2010.  This amount is based upon the final January 1, 2008 actuarial results and reflects the extended funding schedule deadline of 2025.

On September 21, 2009, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2009.  The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.08 billion, including approximately $6.73 billion for the State Employees' Retirement System, $13.62 billion for the Massachusetts Teachers' Retirement System, $1.41 billion for Boston Teachers and $325 million for cost-of-living increases reimbursable to local systems.  The valuation study estimated the total actuarial accrued liability as of January 1, 2009 to be approximately $59.14 billion.  Total assets were valued at approximately $37.06 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2009 total asset market value.

The Governor's proposed Fiscal Year 2011 maintained the January 1, 2009 pension schedule by recommending a transfer of $1.442 billion, an increase of $65 million over Fiscal Year 2010.  The Commonwealth revises its funding schedule every three years.  Recognizing the impact that the loss of assets will have on the pension fund and future funding schedules, the Governor has instructed the EOAF to form a task force to begin developing strategies and recommendations for a new triennial schedule to be adopted for Fiscal Year 2012.

On January 27, 2010, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in June 2009.  The additional reforms include eliminating abuses, improving fairness and updating the system to reflect changes in work patterns. Such reforms are expected by the Governor to generate an estimated savings of over $2 billion over 30 years..

Higher Education.  The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges.  The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution.  Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education.  Fiscal Year 2009 spending on higher education equaled $1.035 billion, and Fiscal Year 2010 spending was projected to be $843 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies.  On October 7, 2009, the Governor released a five-year capital investment plan for Fiscal Years 2010-2014, totaling nearly $17 billion.  With the release of this plan, the Governor announced that the bond cap will be $1.5 billion for Fiscal Year 2010, plus $150 million in unused bond cap from Fiscal Year 2009, which has been carried forward to support spending in Fiscal Year 2010.  The bond cap for Fiscal Year 2011 is projected to be $1.625 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2014.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues.  For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues.  In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2014.  This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA").  The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964.  Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000.  The Commonwealth's obligation to pay such prior bonds is a general obligation.  As of December 31, 2009, the MBTA had approximately $855.6 million of such prior bonds outstanding.  Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $166 million to $156 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow.  Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon.  The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan.  In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt.  The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law.  General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.  As of December 31, 2009, the Commonwealth had approximately $17.2 billion in issued and outstanding general obligation debt, of which $13.6 billion (79%) was fixed rate debt and $3.6 billion (21%) was variable rate debt.  The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures.  Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $2.2 billion of outstanding general obligation debt as of December 31, 2009.  Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds.  Of the variable rate debt outstanding, the interest rates on $3.2 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged . The remaining variable rate debt of $323 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a weekly basis.

As of December 31, 2009, the Commonwealth had outstanding approximately $145.1 million ($76.4 million principal and $68.8 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA.  The Commonwealth is entitled to receive a cash subsidy from the Federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable Federal rules.  Such interest subsidy payments are treated under Federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the Federal government or its agencies.  The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments.  As of June 1, 2010, the Commonwealth had approximately $1.4 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs").  RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued.  BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds.  In addition, the Commonwealth currently has liquidity support for a $800 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt.

The Commonwealth Transportation Fund.  The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund).  Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax.  As of December 31, 2009, the Commonwealth had outstanding $449.5 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  The legislation was amended in 2009 to allow the Commonwealth to issue special obligation bonds payable solely from moneys credited to the Commonwealth Transportation Fund for the accelerated structurally-deficient bridge program  To date, no such bonds have been issued.

Convention Center Fund.  The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million).  The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield.  In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities.  Of this, $638.7 million is still outstanding as of December 31, 2009.

Federal Grant Anticipation Notes.  The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future Federal reimbursements.  The notes are not general obligations of the Commonwealth.  The notes mature between Fiscal Year 2006 and Fiscal Year 2015.  Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. As of December 31, 2009 $910 million of such notes remained outstanding.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future Federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program.  Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from state appropriations.  To date, no such notes have been issued.

Litigation

There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party.  In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services.  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies.  To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with Federal Medicaid law. In February 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21.  Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") provisions of Federal Medicaid laws.  In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan.  The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan.  The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009.  In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees.  The cost of implementation is likely to exceed $20 million annually beginning in Fiscal Year 2009. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012).  In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009.  Defendants' counsel is presently fashioning a response.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al.  The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the U.S. Constitution and certain Federal statutes.  DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of DOC's segregation population.  On July 31, 2009, DOC filed, under seal, a superseding draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth's current budgetary constraints.  The DLC rejected DOC's settlement offer.  In November 2009, the parties filed separate status reports with the court reporting a cessation of their settlement discussions and, consequently, the need for a trial date.  The court set a trial date of June 6, 2011.  While the DLC requests only injunctive relief, the DOC has conducted a preliminary funding analysis, which estimates that approximately $135 million of additional funding would be required over the next five fiscal years relating to program costs and staffing associated with the implementation of provisions of the original draft settlement agreement. This estimate does not include approximately $8 million in bond funding for information technology infrastructure and related upgrades.

Harper et al. v. Massachusetts Department of Transitional Assistance.  Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transitional Assistance ("DTA").  Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA's benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973.  Plaintiffs seek systemic changes to the DTA's policies and procedures as well as to information and telephone systems.  DTA has answered the complaint, and the parties are conducting discovery.  Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II).  These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints.  In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities.  On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.  The defendants served a formal opposition to the motion to expand the case in early May 2010.  A court hearing was scheduled for June 17, 2010.  If the court agrees to expand the Didonato cases to include this claim relating to the use of motels, and ultimately finds that the Commonwealth must facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million.

Massachusetts Community College Council, Inc., et al. v. Board of Higher Ed., et al. A group of individual plaintiffs and the employee organizations to which they belong brought this action for relief, challenging the Commonwealth's criteria for eligibility to enroll in Group Insurance Commission health insurance coverage and for the payment of a pro-rata contribution for non-eligible employees who obtain health insurance coverage through the Connector Authority.  The complaint was filed in late November, 2009, and the defendants answered on February 12, 2010.  While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. It is not possible, at this time, to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al.  Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS"). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program.  The Commonwealth then established a less expensive program to cover much of the AWSS population with health insurance.  The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. If plaintiffs succeed on their claims, the Commonwealth could incur as much as $80 to $100 million in additional costs for covering these individuals through Commonwealth Care in Fiscal Year 2011.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a proposed class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons.  Defendants have yet to respond to the suit, filed on April 15, 2010, but if plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Medicaid Audits and Regulatory Reviews.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund).  The Federal Health Care Financing Administration (now, Centers for Medicare and Medicaid Services ("CMS")) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health Safety Net Trust Fund might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund.  The Commonwealth believes that the assessments are within the Federal law pertaining to health care related taxes.  Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements.  New Federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through June 30, 2009, which CMS extended until June 30, 2010.  By the end of Fiscal Year 2010, the Commonwealth will have collected an estimated $4.836 billion in acute hospital assessments since 1990, and an estimated $1.717 billion in surcharge payments since 1998.  Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments.  In March 2006, CMS deferred payment of claims for Federal Financial Participation ("FFP") totaling almost $52.5 million.  This amount represents the Federal share of the portion of MassHealth supplemental payments to Boston Medical Center ("BMC"), Cambridge Health Alliance ("CHA") and UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service on or before Fiscal Year 2003.  CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of Office of the Inspector General ("OIG") audit discussed below. EOHHS returned $9 million in FFP based on its own update of projected payment limits..

In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services(Targeted Case Management). On March 20, 2008, CMS issued a notice of disallowance of approximately $87 million in FFP. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the OIG of the U. S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services.  The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U. S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in Federal district court on February 25, 2009. (See Commonwealth v. Johnson below.)

Commonwealth v. Johnson, et al.  The Attorney General filed this action seeking judicial review of the decision by the Federal CMS to deny approximately $87 million FFP for Medicaid targeted case management services provided by the Department of Children and Families (formerly the Department of Social Services). On March 24, 2010, the District Court entered judgment for the United States.  On May 20, 2010, the Commonwealth filed its appeal with the United States Court of Appeals for the First Circuit.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services.  Plaintiffs filed suit in July 2009 claiming that they are owed at least $120.9 million in additional payments by the Commonwealth's Medicaid program for Fiscal Year 2009.  Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by BMC's hospital and managed care organization entities. Defendant filed an answer denying all claims and subsequently served a motion to dismiss all claims on May 25, 2010. Plaintiffs' response was due by July 12, 2010. A hearing on the motion is scheduled for September 29, 2010.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services.  Six community hospitals that mainly serve patients covered by state and Federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth's Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. Defendant served a motion to dismiss all claims on March 11, 2010.  Plaintiffs' response was due by June 14, 2010. The hearing on the motion has not yet been scheduled.

Environmental Matters.

Boston Harbor Cleanup.  The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.  See United States v. Metropolitan District Commission.  See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District.  The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements.  The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion.  The MWRA anticipates spending $964 million for CSO projects going forward.  Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.  The cost of initial construction of water treatment facilities required under the court's order has now amounted to approximately $4.5 billion through December 2009. Going forward, the MWRA anticipates spending an additional $230 million on remaining construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system upgrades, retrofits, and replacements.

Wellesley College v. The Commonwealth.  Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban.  On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million.  The judgment has since been amended by agreement of the parties and with approval of the court.  Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed..  Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years.  If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation).  The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod.  The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee.  Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in Federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al.  The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston.  Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990.  The trial court granted the Commonwealth's summary judgment motion on statute of limitations grounds, and the plaintiffs have appealed. The matter is in the process of being briefed before the appellate court and an argument date has not yet been set.

Taxes and Revenues.  There are several tax cases pending which could result in significant refunds if taxpayers prevail, including TJX Companies v. Commissioner of Revenue ("TJX I"), TJX Companies v. Commissioner of Revenue ("TJX II"), Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, and Vodaphone Americas, Inc. v. Commissioner of Revenue.  It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever.  Approximately $145.8 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al.  This matter arises under the MSA.  Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments.  One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OMPs' market share base in 1997.  Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years.  Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year.  Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes.  The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced.  This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes.  Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al.  This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs.  These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and Federal law.  In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006.  Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA.  Except for resolution of outstanding discovery disputes, discovery is complete. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010.

Other Litigation.

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v.Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project.  Plaintiffs have asserted claims in excess of $130 million.  These claims are at various stages of resolution, including the Superior Court and the CA/T Project Dispute Review Board panel.  The panel has recently issued decisions on some of the claims, awarding $55 million on claims of $73.8 million. Those decisions are now the subject of further court proceedings.  Plaintiffs still have in excess of $60 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management.. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees' and retirees' health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees and foreclose collective bargaining of group insurance coverage.  Plaintiffs claim that the changes effected by the statute violate Federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property.  On December 24, 2009, the trial court denied the plaintiffs' request for a preliminary injunction regarding the first round of health insurance transfers, which took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers, and the case is now in the discovery phase. The parties served cross-motions for summary judgment in May 2010 and are currently completing matters associated with those motions. It is anticipated that the cross-motions will be filed in mid-June and that the Superior Court will then hear the cross-motions for summary judgment before the next round of health insurance transfers, which was scheduled to occur on July 1, 2010.

OPEIU, Local 6 and the Massachusetts Trial Court. On May 7, 2010, the union representing court clerical and professional employees received an arbitrator's award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees . Despite the lack of appropriations by the Legislature, the arbitrator concluded that the trial court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. The estimated cost of implementing the retroactive portion of the agreement is approximately $30.8 million. The estimated costs going forward for Fiscal Year 2011 are approximately $18 million.

Howe v. Town of North Andover, et al.  A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants.  The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff's Department and the North Andover Police Department.  The lawsuit alleges wrongful death, civil rights violations, negligence and other claims.  At this time no determination has been made as to the merits of the claims against the defendants.

Dreyfus Minnesota Fund

Demographic and Economic Information

State resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing from approximately 4.39 million to 4.934 million.  U.S. population also grew at an annual compound rate of 1.2% during this period.  Between 2000 and 2007, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation.  The State's population grew 0.7% between 2008 and 2009, compared to 0.9% in the United States.  Total population in Minnesota at the end of 2009 was approximately 5.23 million people.

Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average.  In 2009, Minnesota per capita personal income of $41, 552 was 106.2% of its U.S. counterpart at $39,138, and ranked highest in the twelve-state north central region.  From 2008 to 2009, personal income declined by 2.6%.

Another measure of the vitality of the State's economy is its unemployment rate.  In 2007, the State's unemployment rate averaged 4.6%, the same as the national average.  In 2008, Minnesota's unemployment rate barely exceeded the national rate for a number of months, but fell in May to 5.0%, slightly below the nation's at 5.2%.  It remained below the national rate for the rest of the year, peaking at 6.8% in December compared to the national rate of 7.1%.  The 2008 average unemployment rate was 5.4% (5.8% nationally).  Overall employment growth in the nation exceeded the State's employment growth from 2000 to 2008 by 1.8%.  Minnesota non-farm employment, however, grew 4.2%, as opposed to 5.9% nationally from 2003 to 2007, but grew only 2.8% overall from 2000 to 2008.  In 2009, the State's unemployment rate averaged 8.0%, compared to 9.3% nationally.

In 2009, manufacture of durable goods comprised 6.9% of total State employment, with manufacture of non-durable goods at 4.1%.  The largest employment sector is education and health services, at 16.8%, followed by government at 15.4% and trade at 15.0%.  In 2009, the manufacture of computers and electronic products constituted 25.1% of the State's durable goods employment sector, as compared to 15.5% nationally.  2009 employment was also highly concentrated in the fabricated metals and machinery, for a combined total of 35.4% of all durable goods manufacturing.

Although agriculture makes up only 2.4% of Minnesota's total employment, compared with 1.6% nation-wide, over half of the State's acreage is devoted to agricultural purposes.  In 2009, 43.0% of the State's non-durable goods employment was concentrated in food manufacturing, which relies heavily on renewable resources in Minnesota.  Mining is currently a less significant factor in the State economy than it once was.  However, the State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

State Budget and Financing

Budgeting Process.  The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis.  The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.  The biennium that began on July 1, 2007 and which ended on June 30, 2009, is referred to herein as the "Previous Biennium."  The biennium which began July 1, 2009 and will end on June 30, 2011 is referred to herein as the "Current Biennium."  The biennium which will begin on July 1, 2011 and end on June 30, 2013, is referred to herein as the "Next Biennium."  Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels.  Risks are inherent in the revenue and expenditure forecasts.  Assumptions about U.S. economic activity and Federal tax and expenditure policies underlie these forecasts.  In the forecasts it is assumed that existing Federal tax law and current Federal budget authority will remain in place.  Reductions in Federal spending programs may affect State spending.  Finally, even if economic and Federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct.  All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged.  There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

General Operating Funds.  The State Constitution requires the State to maintain a bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

The General Fund accounts for all financial resources except those required to be accounted for in another fund.  Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR").  The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances.  In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered.  In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered.  The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents.

The cash flow account (the "Cash Flow Account") was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances.  The use of funds in the Cash Flow Account is governed by statute.

The budget reserve account (the "Budget Reserve Account") was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn.  The use of funds from the Budget Reserve Account is governed by statute.  The Legislature funded the Budget Reserve Account at $686 million for the Previous Biennium. The tax relief account (the "Tax Relief Account") was established in the General Fund and is treated as a General Fund reserve.  The use of the funds from this account requires legislative action.

Fiscal Matters

2007-09 Biennium Budget.  In February 2008, net non-dedicated revenues for the Previous Biennium were forecast to total $31.73 billion, a decrease of $1.119 billion (3.4%) from levels projected in the February 2007 forecast.  Receipts from individual income taxes were forecast to total $15.345 billion, lower than those expected in 2007 due to slower growth in wages and declines in no-wage income.  Sales tax receipts were forecast to be $9.145 billion.  Corporate income taxes were forecast at $1.760 billion.  Motor vehicle sales tax receipts were projected to total $293 million.  Statewide property tax receipts were expected to be $1.442 billion, and other non-dedicated revenues were projected to total $2.223 billion.

Expenditures for the Previous Biennium were forecasted to total $34.718 billion in February 2008, an increase of $64 million from levels estimated in the February 2007 forecast.  Minor increases in K-12 education and health and human services funding accounted for the change.  Those increases were slightly offset by reductions in debt service, property tax aids and credits, and dedicated spending.  The budget enacted by the 2007 Legislature reflected little change from the February 2007 forecast, and therefore from the February 2008 expenditures.  K-12 education accounted for 40% of the total General Fund expenditure, increasing $784 million over prior forecast spending.  The remaining bulk of spending was for increased costs in Minnesota's Medicaid program—28% of authorized available funds were spent on the program, an increase of $235 million from previous forecast levels for Health and Human Services spending.  Cash flow accounts remained the same across the 2007 and 2008 forecasts at $350 million, and budget reserves decreased by $33 million.

2007-09 Biennium Update.  During the 2008 session, the Legislature enacted a number of significant revenue and appropriations measures in the General Fund and other State funds for the Previous Biennium, including approving the inclusion of a proposal on the November 2008 ballot to increase the State's general sales tax by 3/8 of 1%.  In addition, $110 million of balances in other funds also provided revenues that contributed to budget balancing for the Previous Biennium, the largest among these a $50 million transfer from the State's Health Care Access Fund.  The Legislature also made certain tax law changes that expand the State's collection of revenue from foreign operating corporations, which was expected to increase corporate tax revenue by $109 million in the Previous Biennium.

The Legislature reduced General Fund spending by $125 million compared with the February 2008 forecasts through increased spending initiatives but reduced previously appropriated amounts for most agencies.  In particular, health and human services spending was reduced by $172 million.  Planning estimates for the Current Biennium, based on the February 2008 forecast, indicated that there would be a structural shortfall of $946 million, meaning that projected total revenues would be lower than total expenditures.  The Legislature also implemented certain spending changes that will affect commitments to provide property tax aid to counties and cities as well as individual homeowners.  The expected impact of these changes is $185 million in the Current Biennium.

Previous Biennium General Fund revenues were projected to be $32.86 billion and expenditures were forecasted to be $34.59 billion.  The projected balance for June 30, 2009 at the end of the 2008 Legislative session was $509 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $153 million, leaving a total of $6 million (unrestricted) in the General Fund to be carried forward to the Current Biennium.

In November 2008, revised forecasts of General Fund revenues and expenditures for the Previous Biennium were released.  The current recession was forecast to reduce revenues and add slightly to expenditures.  Revenues were expected to fall $412 million (1.3%) below prior estimates.  Actual receipts for Fiscal Year 2008 were $398 million (2.4%) more than forecast, but receipts for Fiscal Year 2009 were then expected to fall $810 million (4.9%) below earlier projections.  Receipts from the individual income tax, sales tax, and the corporate income tax were estimated to decline by 1.9%, 1.6% and 3.1% respectively.  When combined with small increases in spending, the result was an estimated $426 million deficit for the Previous Biennium.

Based on the November 2008 forecast of a projected deficit in the General Fund, actions were taken to balance the Previous Biennium's budget.  This was done by first using all of the funds in the Budget Reserve Account and then by a reduction in transfers and unexpended allotments from the General Fund.  These actions reduced the Fiscal Year 2009 deficit to $42.2 million.  To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million.  A voluntary reduction of $2.2 million was also made by the legislature.

In February 2009, the forecasts of General Fund revenues and expenditures for the Previous Biennium were again revised.  The February 2009 forecast reflected three key changes made in the Previous Biennium since the November 2008 forecast: (1) the executive branch took actions to balance the budget; (2) the Federal stimulus bill reduced state obligations in the Medical Assistance program and (3) forecast changes were made in revenues and expenditures.

As a result of Federal stimulus legislation, the American Recovery and Reinvestment Act ("ARRA"), the total projected reduction in Fiscal Year 2009 General Fund obligations for the Federal Medical Assistance Program ("FMAP") was $464 million.  A decline in forecast revenues of $291 million was partially offset by a decline in forecast expenditures of $63 million.  Between November 2008 and January 2009 receipts from the individual income tax, the sales tax, and the corporate income tax were all below forecast.  Previous Biennium General Fund revenues were projected to be $32.23 billion.  General Fund expenditures were forecasted to be $33.89 billion.  The projected balance for June 30, 2009 at the end of the 2009 Legislative session was $236 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $0.

Current Biennium Budget.  In November 2008, a forecast for the Current Biennium was released.  Current Biennium revenues were forecast to be $579 million (1.8%) below levels forecast for the Previous Biennium.  Then current law spending was expected to grow by 6.1% over Previous Biennium levels.  Total revenues were forecasted to decline 9.4% below previous estimates, reducing projected revenues for the Current Biennium by $3.321 billion.  That revenue reduction, combined with projected spending increases in Health and Human Services, increase the estimated budget deficit for the Current Biennium to $4.847 billion.  The forecast indicated that about 40% of the decline in revenues from the Previous Biennium was due to the economic downturn.  The remainder was caused by revenue reductions already included in previous estimates.

Current Biennium Update.  Revised forecasts of General Fund revenues and expenditures for the Current Biennium were prepared at the end of February 2009.  The shortfall for the Current Biennium was projected to be $4.570 billion.  This was an improvement of $703 million from the $5.273 billion shortfall projected in November 2008.  However, the improvement was largely due to the projected balance in Fiscal Year 2009 that carried forward into the Current Biennium.  A reduction in health and human services spending of $1.359 billion due to the ARRA was almost completely offset by other underlying forecast changes.  General Fund revenues were expected to be $1.166 billion less than projected in November 2008. The forecasts for all three major taxes were reduced. Forecast spending increased $152 million primarily due to increased caseloads in the health and human services area.

ARRA was signed into law on February 17, 2009 by President Obama. ARRA is a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other Federal programs.  The State is expected to receive a total of $4.6 billion in ARRA funds.  Of this amount, $2.6 billion is allocated to offset General Fund spending in the Current Biennium.  The additional $2.0 billion in ARRA funds to be received is for competitive or formula grants for a variety of infrastructure and program categories including transportation and energy projects.

During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the General Fund and non-general funds for the Current Biennium.  The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the Current Biennium.  The approved budget reflects little change in General Fund revenues from the February 2009 forecast for the Current Biennium.  The Legislature proposed tax increases and fee adjustments that would increase revenues by $1 billion.  The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto.  Without these proposed changes, forecast revenues for the biennium increased by $225 million from forecast levels, primarily reflecting increases in non-tax revenues and transfers.

Giving effect to enacted Legislative changes, General Fund resources were then expected to total $31.463 billion.  Current Biennium revenues, excluding the balance brought forward from the Previous Biennium, were estimated to be $30.925 billion.  General fund expenditures, after session actions were forecasted to be $33.789 billion.  Budgeted revenues and expenditures were expected to leave an estimated General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

Because the Current Biennium budget was not balanced at the end of the 2009 Legislative session, the Governor announced that he would act to balance the budget for the Current Biennium.  The actions necessary to implement the executive branch action plan were completed on August 7, 2009 and totaled $2.68 billion.  They included $695 million in spending cuts, the greatest being $300 million in local aids and credits and $210 million in health and human services.

The February 2010 revised forecast of General Fund revenues and expenditures for the Current Biennium projected a budget deficit of $994 million.  Forecast revenues were expected to be less than at the end of the 2009 legislative session including executive actions. Changes in individual income taxes showed the largest decrease. Corporate income taxes were projected to be slightly higher than estimates at the end of session. All other resources were lower than previous estimates with income tax reciprocity contributing to the decline.  Projected spending for the Current Biennium was $228 million lower than estimates made at the end of the 2009 legislative session.  Total spending was projected to be $31.102 billion.  The Cash Flow Account remained at $350 million, and the Budget Reserve Account remained at zero.

The 2010 regular legislative session convened February 5, 2010. The Current Biennium deficit was forecast to be $994 million. However this amount, based on the February 2010 forecast, included the Governor's spending reductions achieved through the use of the executive unallotment authority in July 2009. As discussed below, the Minnesota Supreme Court ruled that the Governor's use of unallotment following the 2009 legislative session exceeded his authority. The effect of this ruling was to void $1.742 billion of K-12 education payment deferrals and $689 million of spending reductions made by the Governor.  As a result, the size of the General Fund deficit increased from $994 million to $3.425 billion.

Legislative action concluded in a one day special session following the end of the regular session.  The Legislature eliminated the $3.425 billion deficit, leaving a General Fund balance of $5.6 million projected for the end of the Current Biennium. Most of the Governor's $2.4 billion of voided unallotments were ratified and enacted into law. An additional $1 billion of revenue and expenditure changes were adopted to eliminate the remaining deficit. Legislative actions affecting State revenues were limited.  Legislatively enacted changes reflect a $534 million increase in General Fund resources that included a $357 million increase in transfers from other funds and non-tax revenue sources.  There were no significant changes to State taxes; however, $152 million of sales and corporate franchise tax refunds forecast to be paid in Fiscal Year 2011 is required by law to be delayed until Fiscal Year 2012.

Beyond reductions ratifying the $2.4 billion in previously proposed Governor's unallotments, additional spending reductions of $380 million were enacted.  Of this amount, $219 million reflected savings in Fiscal Year 2011 K-12 education payment shifts.  Additional reductions to property tax aids and credits and higher education totaled $152 million, and reductions to all other spending areas yielded $18 million.  The Cash Flow Account was reduced $84 million, from $350 million to $266 million.  Statutory provisions remain in place directing that any future forecast General Fund balances must be allocated first to restoring the Cash Flow Account to $350 million and, second, to restoring the Budget Reserve Account to $653 million.

Planning estimates for the Next Biennium, based on the February 2010 forecast, adjusted for Legislative action, indicate that there will be a deficit of $5.8 billion, meaning that projected total revenues, excluding any balances carried forward, would be lower than total expenditures.  Of the projected deficit, $1.37 billion reflects required spending to return the school aid payment shift.  One-time ARRA and FMAP funds that offset $2.2 billion of general fund spending in the Current Biennium will not continue into the Next Biennium. Nearly two-thirds of the spending reductions adopted were one-time and will not continue absent Legislative action. Ongoing spending reductions are estimated to be $350 million.

While wage and price inflation is included in revenue planning estimates for the Next Biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 2.1% in Fiscal Year 2012 and 1.9% in Fiscal Year 2013, applied to total projected spending, would add $1.2 billion to expenditures for the Next Biennium.

A new administration will submit a new budget for the Next Biennium by February 15, 2011.

State Revenues

Income Tax.  The income tax rate schedules for 2010 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85%.  The tax brackets are indexed annually for inflation, and the base of the tax is Federal taxable income, with selected additions and subtractions.  There is an income exclusion for low-income elderly and disabled taxpayers.  The exclusion phases out as adjusted gross income and nontaxable sources of income rise.  Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status.  The maximum credit per return to offset this "marriage penalty" is $347.  In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents.  Individual income tax receipts for Fiscal Year 2009 were $7.16 billion.

Sales and Use Tax.  The sales tax of 6.875% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs.  Purchases made by non-profit organizations and the Federal government and school districts are exempt.  Net sales tax revenues for Fiscal Year 2009 were $4.28 billion.

Statewide Property Tax.  There is a State general property tax levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property.  The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments.  Net statewide property tax revenues for Fiscal Year 2009 were $730 million.

Corporate Franchise Tax.  A flat tax rate of 9.8% is imposed on corporate taxable income.  Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2009 gives a 87% weight to sales, a 6.5% weight to payroll and a 6.5% weight to property.  Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%.  An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to Federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax.  Corporate income tax revenues for Fiscal Year 2009 were $728 million.

Minnesota requires 80% of Federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years.  The effect of this provision is to negate the revenue loss that would otherwise result from Federal "bonus depreciation."  Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

Insurance Gross Earnings Tax.  A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.5% for life insurance; (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% surcharge on homeowners insurance, commercial fire and commercial nonliability insurance premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations ("HMOs") tax.

Motor Vehicle Sales Tax.  Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax.  The tax is collected at the time of title registration or transfer.  For Fiscal Year 2010, 83.75% of the collections are dedicated to transportation related funds.

Other Taxes.

Liquor, Wine and Fermented Malt Beverages.  Liquor is taxed at $5.03 per gallon.  Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content.  Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer.  A tax of 2.5% is imposed on the retail sales of alcoholic beverages, in addition to the 6.875% sales tax on alcohol.

Cigarette and Tobacco Products Taxes.  The excise tax on cigarettes is 48¢ per pack.  Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products.  A 75¢ per-pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products.  In lieu of a 6.5% sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax.

Estate Tax.  The tax base is the Federal gross estate less various exemptions and deductions.  The tax may not exceed the State death tax credit.

Mortgage Tax.  A tax of 23¢ is imposed on each $100 dollars of debt secured by real property.  Ninety-seven percent of the proceeds go to the General Fund and 3% to the country in which the property is located.

Deed Tax.  A tax of .0033% per $500, or $1.65 for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing.  Ninety-seven percent of the proceeds go to the General Fund and 3% to the county in which the property is located.

Legalized Gambling Taxes.  The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutuel horse races at licensed tracks.  An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance.  A 1.7% tax is imposed on the "Ideal Gross" of each pull-tab or tipboard deal sold by a distributor.  In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income.  The General Fund receives no unrestricted Federal grants.  The only Federal funds deposited into the General Fund are to reimburse the State for expenditures on behalf of Federal programs.

Tobacco Settlement.  On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies.  The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million.  The payments are to be made at the beginning of the year and into perpetuity.  These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

Health Care.  In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans.  The program is not part of the General Fund.  A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program.  Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs.  The 2008 Legislature created a loan from the Health Care Access Fund to the General Fund in the amount of $50 million.  When the Commissioner of Health determines that accumulated savings to state-administered health care programs from enacted health care reform reach $50 million, a transfer in a like amount must be made from the General Fund to the Health Care Access Fund.  Based on current estimated revenues, the projected transfer to the General Fund from the Health Care Access Fund in the Previous Biennium was $157 million, leaving a balance of $280 million as of June 30, 2009.  Based on current estimated revenues, the projected transfer to the General Fund from the Health Care Access Fund in the Current Biennium will be $367 million, leaving a balance of $41 million at June 30, 2011.

The Health Care Access Fund balance as of June 30, 2011 incorporates the fiscal effects of an early expansion of Medicaid coverage to single adults without children under 75% of the Federal poverty guideline.  The Federal Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 allow the State to receive Federal matching funds associated with covering adults without children, a newly-eligible group under the Federal health care reform. The Minnesota Legislature and the Governor agreed to a compromise in the 2010 legislative session, which would allow either the current governor or his successor to opt into the early expansion any time prior to January 15, 2011.  On June 22, 2010 Governor Pawlenty announced that his administration elected not to participate in the early Medicaid enrollment.  The Health Care Access Fund balance reflects the fiscal impact of an early Medicaid expansion.  MinnesotaCare appropriations were reduced in the Health Care Access Fund to reflect the movement of qualifying individuals to Medicaid.  In addition, those savings were transferred from the Health Care Access Fund to the General Fund to help cover the additional expenditures associated with the expanded Medicaid population.  If no executive action is taken prior to January 15, 2011, the fiscal effects of the early Medicaid expansion will be removed from the Health Care Access Fund balance and reflected in the February 2011 forecast.

Education.  The State also has established a school district credit enhancement program.  Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service.  The legislation appropriates annually from the General Fund to the Commissioner of Education the amount needed to pay any warrants that are issued.

The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education.  As of June 30, 2010, there were approximately $157 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period.  The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts may issue certificates of indebtedness or capital notes to purchase certain equipment.  The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits.  School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due.  As of June 30, 2010, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $12.0 billion.  However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest outstanding as of June 30, 2010 is about $1.6 billion, with the maximum amount of principal and interest payable in any one month being $564 million.  The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future.  If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

City and County Credit Enhancement Program.  Minnesota has also established a City and County Credit Enhancement Program.  The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Minnesota Public Facilities Authority ("MPFA") to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service.  The legislation appropriates annually from the General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

To be eligible for the program, a city or county must have entered into an agreement with the MPFA, which requires notifications to the MPFA by the city or county or paying agent when funds are not sufficient to timely pay all or a portion of debt service on obligations issued under the program.  The MPFA must notify the Commissioner of potential defaults, and the Commissioner then must issue a warrant and authorize the MPFA to pay to the bondholders or paying agent the amount necessary to pay in full debt service on credit-enhanced bonds when due.  The law appropriates annually from the General Fund to the MPFA the amounts needed to pay any warrants issued by the Commissioner for this purpose. The amount of debt outstanding under this program may not exceed $1 billion.

The amounts paid on behalf of any city or county are required to be repaid to the State with interest, either through a reduction of subsequent State-aid payments or by the levy of an ad valorem tax, which may be made with the approval of the MPFA, or will be made mandatory by the MPFA if the State is not repaid in full by November 30 of the following calendar year. Furthermore, the State is subrogated to the rights of a city or county in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the city or county in full.

As of June 30, 2010, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2033, was approximately $425.5 million.  More bonds are expected to be enrolled in the program, and these amounts are expected to increase.  Based upon the bonds enrolled in the program, during the current fiscal year the total amount of principal and interest outstanding as of June 30, 2010 is $33.9 million with the maximum amount of principal and interest payable in any one month being $16.3 million.  The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future.  If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

Trunk Highway System.  The State's trunk highway system consists of 11,883 miles of highway, 3,585 bridges over 20 feet long, and 1,049 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation ("DOT").  The State's Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds.  The Trunk Highway Fund's primary sources of revenues are motor vehicle and fuel taxes.  These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature.  Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund.

The 2008 Legislature increased the tax on motor fuels.  Revenue from motor fuels taxes was $723 million to the Highway User Tax Distribution Fund in Fiscal Year 2009, after refunds, collection costs and other transfers.  Of this amount, $426 million was transferred to the Trunk Highway Fund.  DOT forecasts collections of $823 million, after refunds, in Fiscal Year 2010 to the Highway User Tax Distribution Fund, with a resulting transfer of $472 million to the Trunk Highway Fund.

The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system.  An annual Statewide Transportation Improvement Program is updated every six years, and details the capital projects undertaken by the State.  The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing.  The 2007 Legislature authorized $20.2 million, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds.  The 2009 Legislature authorized $40 million for construction of trunk highway interchanges and matching funds for federal projects and $2.7 million for the reconstruction and repair of trunk highways and trunk highway bridges located in the area that suffered flood-related damages in 2008.  The 2010 Legislature authorized $100.1 million in bonds for trunk highway construction and interchanges and $26.4 million in trunk highway capital improvements.

State Indebtedness

The State's total long-term liabilities increased by $432 million (6.7%) during Fiscal Year 2009.  The increase is partially due to the issuance of general obligation bonds for trunk highway projects and other various State purposes and revenue bonds for the Minnesota State Colleges and Universities and a Statewide 911 emergency response communication system. The total amount of State general obligation bonds outstanding as of August 2, 2010 was approximately $5.64 billion.  The State has approximately $2.60 billion in authorized but unissued general obligation bonds.

The State intends to secure a line of credit in the maximum amount of $600 million in the third quarter of 2010 to increase liquidity and assist in managing the fluctuations of forecasted State receipts and disbursements.  Concurrently, the State intends to continue to utilize a variety of administrative tools to manage General Fund cash flow on a daily basis.  The State currently has no short-term debt outstanding.

Ratings.  The State's general obligation bonds are rated Aa1 by Moody's and AAA by S&P and Fitch.

Litigation

While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues.

Tort Claims.  Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available.  The Tort Claims appropriations for each of the Fiscal Years 2009, 2010 and 2011 are $761,000.  Up until June 30, 2009, the maximum limit of liability for Minnesota tort claims was $400,000 per claim, and $1,200,000 per occurrence.  Beginning on July 1, 2009, maximum limits were raised to $500,000 and $1,500,000, respectively.

I-35W Bridge Collapse.  The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage.  Thirteen people were killed, and approximately 145 were injured.  The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse.  The Legislature established a victim's compensation fund and appropriated $36.64 million for payments to decedents and claimants.  A panel of three attorneys determined the amount of payments out of this fund.  All 179 claimants accepted payments in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery.  However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State is a third party to this litigation.  Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged.  The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse.  The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $5 million.

Eminent Domain Actions.  At any one time, there are hundreds of DOT eminent domain actions being litigated in district courts throughout the State.  There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects.  In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $15 million.  Liability arising out of decisions unfavorable to the State may impact the State's Trunk Highway Fund.

The DOT has agreed to acquire properties for the Metropolitan Council's Central Corridor light rail transit project. This project is likely to involve eminent domain actions. In the aggregate, the potential cost to the State for property which has been, or will be, acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact funding to be provided to the DOT by the Metropolitan Council.

Other Non-Tort Claims.  Lawsuits based on non-tort theories furnish another basis for potential liability.  The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $15 million in excess of current levels.

ACS State and Local Solutions, Inc. v. State of Minnesota, through its Commissioner of the Department of Human Services.  In May 2008, the Department of Human Services ("DHS") terminated a software development contract with the plaintiff, who had acquired the contract in 2005 as a result of an asset acquisition.  The plaintiff filed suit in September 2008 and claimed damages in excess of $50,000.  DHS has filed a counterclaim, and estimates that a finding in favor of the plaintiff could result in costs to the General Fund in excess of $15 million.  The trial court granted, in part, DHS' motion for summary judgment.  A three-week trial was scheduled to start on March 14, 2010.

Alliance Pipeline L.P. v. Commissioner of Revenue (Minnesota Tax Court).  Plaintiff operates a natural gas pipeline company and owns and operates property throughout 13 Minnesota counties. In mid-October 2009, plaintiff filed an appeal in Minnesota Tax Court challenging the Commissioner's 2009 assessment of Alliance's natural gas pipeline property in Minnesota.  The plaintiff challenges the assessment asserting that (i) the Commissioner has failed to correctly determine the market value of the property, (ii) certain regulatory valuation guidelines exceed the Commissioner's statutory authority and (iii) those regulatory guidelines, and the Commissioner's assessment, are unconstitutional in violation of various provisions of the State and Federal Constitutions.

Brayton, et al. v. Pawlenty.  On October 29, 2009, six named plaintiffs who receive Minnesota Supplemental Aid ("MSA") Special Diet funding, three of whom also regularly apply for and receive a renters' property tax refund, challenged unallotment of approximately $5.33 million in funding for the MSA Special Diet program effective November 1, 2009, through June 30, 2011, and the unallotment of approximately $50.8 million for the 2009 renters' property tax refunds payable starting July 2010, by reducing the portion of the rent used to calculate the 2009 refund from 19% to 15%.  Plaintiffs have styled the action as a class action, but have not yet sought class certification.  Plaintiffs sought injunctive and declaratory relief.  On December 30, 2009, the trial court granted plaintiffs' motion for a temporary restraining order with respect to the unallotment of $5.33 million in funding.  Judgment was entered against the State on January 8, 2010.  On January 12, 2010, the State filed an appeal.  On May 5, 2010, the Minnesota Supreme Court affirmed the trial court's conclusion that the unallotment of the MSA Special Diet Program funds was unlawful and void.

The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry (Ramsey County District Court). The Home Insurance Company ("HIC") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund for certain workers' compensation payments made by HIC.  HIC, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the State's workers' compensation scheme, and without recourse to the General Fund. Defendants have denied HIC's requests for reimbursement, raising various statutory defenses and that HIC is not entitled to reimbursement under the law.  HIC claims it is entitled to $21 million in past and future reimbursements.  Plaintiffs ask for reimbursement from the workers compensation Special Compensation Fund. Summary judgment motions of both parties were heard in May 2010.  Defendants asked to have plaintiffs' complaint dismissed. The trial court granted partial summary judgment in favor of the plaintiff in the amount of $7,265,246, and denied summary judgment as premature as to future payments on qualifying claims.  The State is considering options, including appeal.

McLane Minnesota, Inc. v. Commissioner of Revenue.  Plaintiff has challenged the Minnesota tobacco tax on non-cigarette products and requested nullification of an assessment for approximately $180,000 and is seeking a $5.6 million refund of tax previously paid.  Plaintiff asserts that the tax violates the Commerce Clauses of the U.S. Constitution, as well as Federal and State equal protection principals.  Plaintiff also contends that the tax should be computed on the manufacturing price and not the sales price of tobacco, and should be computed on the price after additional discounts.  A decision was rendered in favor of the Commissioner, and the plaintiff appealed.  A finding in favor of the plaintiff could have an impact of greater than $15 million.  The Minnesota Supreme Court ruled in favor of the Commissioner on September 20, 2009.  Plaintiff moved for reconsideration, which the Commissioner denied.  Plaintiff did not file a petition for certiorari to the U.S. Supreme Court by the deadline of January 19, 2010.

Merrill Lynch, Pierce, Fenner & Smith Incorporated v. Commissioner of Revenue.  Plaintiff engages in securities transactions on a commissions and principal basis, and contends that the DOR erred in using net, rather than gross, receipts in the apportionment formula sales factor for principal transactions.  Plaintiff also alleges that the DOR erred in the method used to "source" receipts from principal and commission transactions and in excluding certain intangibles from that formula's property factor denominator.  Finally, plaintiff alleges, on various grounds, that DOR's approach violates the equal protection, uniformity and due process clauses of the State and U.S. Constitutions, and the Commerce Clause of the U.S. Constitution.  Shortly before trial was scheduled in February 2009, the parties stipulated to all facts eliminating the need for trial. The parties tentatively agreed to a settlement pending the outcome of an audit by the DOR.  Merrill Lynch settled by paying the DOR $2.6 million and agreeing its claims for 1992-94 were untimely.

Minnesota Energy Resources Corp. v. Commissioner of Revenue.  The plaintiff, a natural gas pipeline company, appeals 2007 and 2008 assessments of the real, personal and operating property of its pipeline, arguing the assessments failed to correctly determine the market value of the property.  The market value for the assessed property was $126 million in 2008.  Plaintiff filed a new appeal in Minnesota Tax Court for its 2009 tax assessment. A new rule governs calculation for the tax year 2009. Plaintiff's appeal of the 2009 tax assessment involves about the same amount of taxable property as the 2008 tax assessment.  Discovery is ongoing.

Swanson, et al. v. State, Public Employees Retirement Association, Minnesota State Retirement System, Teacher Retirement Association, et al.  A class action lawsuit was filed in May 2010, against the State's pension funds.  Plaintiffs are challenging 2009 and 2010 legislative changes made to the annual cost of living adjustment for pension benefits.  Plaintiffs seek a judicial determination that the legislation violates the contract clause of both the State and Federal Constitution; that the legislation violates the taking clause of the Federal Constitution, that the legislation is arbitrary and capricious and violates substantive due process.

Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al.  Plaintiffs, two railroad common carriers, challenge the imposition of Minnesota's sales and use tax on their purchase and use in Minnesota of diesel fuel for locomotives and off-road vehicles.  Plaintiffs argue that the tax is discriminatory under the Railroad Revitalization and Regulatory Reform Act of 1976 because their principal competitors, motor carriers, airlines, and barges, are not taxed under the same regime or pay little or no tax.  The plaintiffs are seeking declaratory and injunctive relief prohibiting enforcement and collection of the tax.  A determination in the plaintiffs' favor could result in revenue collection losses ranging from $10-30 million when applied to plaintiffs and other railroad common carriers operating in Minnesota.  In August 2006, the trial court rejected plaintiffs' challenge and upheld the enforceability and collection of the tax.  On appeal, the Eighth Circuit reversed the decision and remanded to the trial court to enjoin the enforcement of the tax.  The DOR's application to the Eighth Circuit for an en banc hearing was denied.  The DOR has been denying the outstanding refund claims and expects additional litigation will be initiated by all the railroads, with claims totaling between $20 and $30 million.  On February 5, 2010 the district court ordered an amended judgment granting declaratory and injunctive relief to the plaintiff railroads in accordance with the Eighth Circuit's reversal of the order. A further appeal will not be filed, as the merits of this matter were decided by the Eighth Circuit's 2007 ruling.

Jensen, et al. v. METO, et al.  Parents/guardians of several patients/former patients of the Minnesota Extended Treatment Options (METO) program allege violations of various State and Federal constitutional and statutory rights because of alleged misuse of restraints and seclusion of people committed in part because of developmental disabilities and seek class action status, money damages and injunctive relief.

Dreyfus Ohio Fund

General Information

Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors.  In 2008, Ohio's economic output as measured by gross state product ("GSP") totaled $471.5 billion, ranking it eighth among all states, accounting for 3.33% of the nation's GSP.  The State ranks third within the manufacturing sector as a whole ($84 billion) and third in durable goods ($55 billion).  As a percent of Ohio's 2008 GSP, manufacturing was responsible for 17.8%, with 22.5% attributable to the goods-producing sectors and 32.63% to business service sectors, including finance, insurance and real estate.  Ohio is the seventh largest exporting state with 2008 merchandise exports totaling $45.5 billion.  The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 52.4% of that total.

Payroll employment in Ohio, in a diversifying employment base, since 2000, increased in 2001 before decreasing in 2002 and 2003, increased again in 2004 through 2006, and then decreased in 2007 and 2008.  Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak.  The "non-manufacturing" sector employs approximately 86% of all nonfarm payroll workers in Ohio.  The State's average monthly unemployment rate was 10.2% in 2009, which was above the U.S. average of 9.3%.  The unemployment rate in February 2010 had risen to 10.9%, with the U.S. average at 9.7%.  The State's 2000 decennial census population of 11.35 million indicated a 4.7% population growth over 1990, and ranked the State seventh among the states in overall population.  The July 2009 Census population estimate is 11.54 million.

Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 though 1999 and moving back to eighth since 2000.  This movement reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.  In 2008, total personal income of Ohio residents was estimated to amount to $413.7 billion.  Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

With 14.2 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,700 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy.  Ohio's 2007 crop production value of $4.4 billion represented 3.0% of the U.S. total value.  Ohio ranks in the top six states in the production of chicken eggs, tomatoes, corn, greenhouse/nursery and soybeans.  In 2007, Ohio's agricultural sector output totaled $8.4 billion with agricultural exports estimated at a value of $2.2 billion.  The availability of natural resources, such as water and energy, is of vital nationwide concern.  Ohio has large quantities of these important natural resources.  With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses.  Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and fourteenth in coal production in 2007.

Fiscal Matters

Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures.  Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year.  Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

The State Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service.  The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position.  State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the State Constitution to $750,000.

Most State operations are financed through the general revenue fund (the "GRF").  Personal income and sales-use taxes are the major GRF sources.  Fiscal Year 2009 ended with a GRF fund balance of $389.1 million.  The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year.  The current BSF balance is $0.

If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding revenue receipts and balances.  The Governor implemented this directive in the 2008-09 biennium as had been done several times in prior fiscal years.

The Ohio Constitution directs or restricts the use of certain revenues.  Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes.  Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts.  State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

2006-07 Biennium.  On June 30, 2005, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor.  The budget provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5% increase over 2004-05 biennial expenditures).  Spending increases for major program categories over the 2004-05 biennium were 5.8% for Medicaid, 3.4% for higher education, 4.2% for elementary and secondary education, 5.5% for corrections and youth services and 4.8% for mental health and mental retardation.

The GRF expenditure authorizations for the 2006-07 biennium reflected, and were supported by, a significant restructuring of major State taxes including (i) a 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years; (ii) phased elimination of the State corporate franchise tax (except for financial institutions and certain affiliates of insurance companies and financial institutions) at a rate of approximately 20% per year over the 2006 through 2010 tax years; (iii) implementation of a new commercial activities tax ("CAT") on gross receipts from doing business in the State that was phased in over the 2006 through 2010 tax years (in Fiscal Year 2010, the CAT is levied at a rate of 0.26% on gross receipts in excess of $1 million); (iv) a 5.5% State sales and use tax (decreased from 6% during the 2004-05 biennium); and (v) an increase in the cigarette tax from $0.55 per pack to $1.25 per pack.

On June 5, 2006, legislation was enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium.  This statutory limitation initially used Fiscal Year 2007 GRF appropriations as a baseline and then applied an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change.  Every fourth fiscal year thereafter becomes a new base year.  GRF appropriations for State debt service payments are expressly excepted from this statutory limitation.  This legislation was enacted as an alternative to a proposed "tax and expenditure limitation" amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.53 billion and a GRF fund balance of $1.03 billion.  Of that ending GRF fund balance, the State carried forward $632 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance.  The remaining $394 million was deposited into the BSF increasing its balance to $1.01 billion.  The State ended Fiscal Year 2007 with a GRF cash balance of $1.43 billion and a GRF fund balance of $215.5 million.

2008-09 Biennium.  On June 30, 2007, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor.  Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, the budget was based upon then-estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase 2006-07 biennial expenditures).  Spending increases for major program categories over 2006-07 actual expenditures were: 2.2% for Medicaid; 13.2% for higher education; 5.25% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.

The original GRF expenditure authorizations for the 2008-09 biennium reflected, and were supported by, a significant restructuring of major State taxes including (i) restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54 million for the biennium; (ii) restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF (local governments would receive 3.7% of total GRF tax revenues annually and local libraries would receive 2.22% of total GRF tax revenues annually); and (iii) eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25 million annually.

The budget also created the Buckeye Tobacco Settlement Financing Authority (the "Authority"), to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement.  On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds to fund capital expenditures for higher education ($938 million) and common school purposes ($4.112 billion) over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures.  The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act.  The budget reallocates all prior General Assembly funding of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations.

With the State's economy expected to be negatively affected by the national economic downturn, in January 2008, the Office of Budget and Management ("OBM") reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 for Fiscal Year 2009.  Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733 million.  In response, on January 31, 2008, the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509 (of which about $402 was realized) million for the biennium as well as limitations on major purchases, hiring and travel. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program.  Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

The General Assembly also identified the following measures: (i) various transfers totaling $198 million, including unspent agency appropriations; and (ii) authorizing expansion of the State-run lottery system to include "keno" games projected to generate $65 million in Fiscal Year 2009 of which $25 million was realized.

The State ended Fiscal Year 2008 with a GRF cash balance of $1.682 billion and a GRF fund balance of $807.6 million.  Of the ending GRF fund balance, the State maintained $133.3 million, reflecting 0.5% of Fiscal Year 2008 GRF revenues, as the required ending fund balance and carried forward $647.3 million to cover the expected and planned for variance of Fiscal Year 2009 GRF appropriations over estimated revenue.  The BSF balance at the end of Fiscal Year 2008 was $1.012 billion (subject to currently authorized transfer of up to $63.3 million).

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan for the State's economy through investments in various projects, including logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects.  These investments were to be funded primarily through new GRF-backed capital appropriations.  The General Assembly passed a $1.57 billion economic stimulus package in June that mirrored the Governor's proposals, as well as adding funding for higher education workforce programs and expanding the State's historic preservation tax credits.  In addition to the GRF-backed bonds, the package was funded with $230 million from the Ohio Tobacco Prevention Foundation (this transfer is subject to a pending legal challenge), $370 million in GRF operating appropriations to be made over the next five fiscal years, $184 million in bonds backed by net profit from the State's liquor enterprise and $200 million in bonds backed by highway user receipts.

In September 2008, the OBM further revised its revenue projections for Fiscal Year 2008 by $540 million and a projected fiscal year budgetary shortfall of the same amount.  In December, OBM again revised its projection downward by an additional $640.4 million and a projected fiscal year budgetary shortfall of the same amount.  Each time, executive actions were used to resolve the shortfalls, including transfers to the GRF from other funds, reducing Medicaid spending by enhanced focus on third party liability sources and using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in Fiscal Year 2010 and reduced appropriations to almost every State government agency of 4.75% in September and an additional 5.75% in December (this did not include appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others).   Additionally, $131.9 million of the December shortfall was offset by additional Federal Medical Assistance Payments ("FMAP") to be received under the American Recovery and Reinvestment Act of 2009 ("ARRA").

In June 2009, OBM again reported revised revenue estimates to the General Assembly as an anticipated step in the then ongoing 2010-11 biennial budget appropriations process.  The estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM's prior estimates, based primarily on updated income and sales tax receipts through May 31, 2009.  The Governor received General Assembly approval to address the additional shortfall by using the entire remaining BSF balance of $949 million for Fiscal Year 2009.  Additionally, the State restructured $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and reduced expenditures by $98 million in addition to prior expenditure controls ordered by the Governor in April 2009.

The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $0 balance in the BSF.  Of the ending GRF balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11 Biennium.  The 2010-11 biennial appropriations act was passed by the General Assembly and signed by the Governor on July 17, 2009.  Between introduction and signing, the Governor signed three seven-day interim budgets.  All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period under the final 2010-11 biennial budget.  The budget reflects the final implementation of the restructuring of State taxes commenced in Fiscal Year 2006-07 and a conservative underlying economic forecast.  The total GRF biennial appropriations are approximately $50.5 billion (a 3.8% decrease from Fiscal Year 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues).  Appropriations for major program categories compared to Fiscal Year 2008-09 reflect increases of 3.4% for Medicaid and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education.  The final 2010-11 biennial budget also includes the restructuring of $736 million of Fiscal Years' 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.

There are several major new or recurring sources of revenues reflected in the final 2010-11 biennial budget.  The State's Federal stimulus funding received under the ARRA accounted for $2.4 billion in revenue, including $1.464 billion for elementary and secondary education, $628 million for FMAP, and $326 million for other purposes.

The Ohio Lottery Commission's implementation of video lottery terminals ("VLTs") at seven horse racing tracks in the State led to expected revenues of $933 million from gaming and licensing ($296 million in Fiscal Year 2010 and $637 million in Fiscal Year 2011).  Taking into account the offsetting effects of the VLTs on other lottery revenues, OBM estimated that VLTs would result in an approximately $851 million net increase in reserves for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011).  The statutory provisions in the Act that implement the VLTs are subject to referendum if referendum petitions are signed by six percent of the electors of the State.  The signatures are currently being reviewed.  If all the signatures on the petitions are valid, the VLT statutory provisions will be subject to voter referendum on the November 2, 2010 ballot.

The final 2010-11 biennial budget also reflects the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund's ("TUPAC") expected collection of $259 million to be deposited in a special State fund to be used for various healthcare initiatives.  The Ohio State Supreme Court has yet to decide whether the TUPAC monies must remain in the endowment fund and be used for the purpose of reducing tobacco use.  The State has argued that the monies should not be restricted.  The final 2010-11 biennial budget also reflects $530 million in revenues from transfers to the GRF of unclaimed funds and from other non-GRF funds.

Ohio estimates $1.036 billion of one-time revenues or savings ($640 million in Fiscal Year 2010 and $396 in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances, $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million savings from subjecting State employees to a two week unpaid furlough during each year of the biennium, $84.3 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.

On December 22, 2009 the Governor signed into law legislation keeping personal income tax rates at 2008 levels through tax year 2010.  This legislation postpones, for two years, the final installment of the personal income tax reduction scheduled to take effect for tax year 2009 (for returns filed in 2010).  The Ohio Department of Taxation estimates the postponement will result in $844 million of additional State GRF tax revenues in the current biennium ($418 million in Fiscal Year 2010 and $426 million in Fiscal Year 2011).

OBM is currently projecting a positive GRF fund balance at the end of Fiscal Years 2010 and 2011.  The State is effectively precluded by its Constitution for ending a Fiscal Year or a biennium in a "deficit" position.  OBM continually monitors and analyzes revenues and expenditures to seek to ensure this does not occur.

Cash Flow.  Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year.  Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF").  The State has not done and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF).  The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF.  The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF.  The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year, but that limitation has been suspended for Fiscal Year 2010 and Fiscal Year 2011.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year.  GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

State Indebtedness

Ohio's Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war.  Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses, one for coal technology research and development, and another for research and development activities.  The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, site development and veterans compensation.  Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

The owners and holders of State special obligation debt are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest.  The State Constitution authorizes special obligation debt for specified purposes.  Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.  The Ohio Building Authority ("OBA") and the Treasurer of State issue special obligations pursuant to the State Constitution.  Debt service under these obligations are paid from GRF appropriations, with the exception of debt issued for the Department of Transportation and Department of Public Safety facilities (paid from highway user receipts) and for the Bureau of Workers' Compensation facilities (paid from the Bureau of Workers' Compensation Administrative Cost Fund).

A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds.  Generally, and except for the additional $650 million of general obligation debt approved by the voters on November 8, 2005 election for research and development and the development of sites and facilities, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance.  Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments.  Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts.  The Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

Revenue Bonds.  The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission.  Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above.  The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

OBA issues obligations for facilities to house branches and agencies of State government and their functions, including:  State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; and school district computer technology and security facilities.  The Treasurer issues obligations for mental health, parks and recreation purposes, and cultural facilities and to refund certain bonds previously issued for higher education purposes, and has also issued obligations for certain elementary and secondary school facilities.

Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required.  Capital appropriations for the 2009-10 capital biennium  and related borrowing authorizations were passed by the General Assembly in March in the capital re-appropriations Act and.  Other borrowing authorizations were also passed by the General Assembly.  Other borrowing authorizations were also passed by the General Assembly in June 2008 as part of the economic stimulus legislation.  GRF-supported borrowings for various purposes includes approximately $1.29  billion for general obligations and $440 million in special obligations.

Certificates of Participation.  State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years.  Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments.  The maximum annual payment from GRF appropriations under those existing agreements is $30.5 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $227.1 million.  Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made.  The OBM Director's approval of such agreements is required if the certificates of participation are to be publically offered in connection with those agreements.

Federal Grant Anticipation Revenue Vehicle Bonds.  In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State.  Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly.  The highest annual State payment under those agreements in the current or any future fiscal year is $147.2 million in Fiscal Year 2010.  In the event of any insufficiency in the anticipated Federal allocations to make payments on State bonds, the payments are to be made from any lawfully available monies appropriated to the Department of Transportation  for the purpose.

Economic Development and Revitalization.  A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution by providing loans and loan guarantees.  The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales.  The General Assembly has authorized the issuance of these obligations, with a general maximum of $630 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees).  Of the $630 million, no more than $84 million may be issued for eligible advanced energy projects and no more than $100 million may be issued for eligible logistics and distribution projects.  The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $63 million.  Pursuant to an amendment to the State's Constitution in 2000, the State has issued $200 million of bonds for revitalization purposes that are also payable from State liquor profits.  The maximum annual debt service on all state bonds payable from State liquor profits is $59.2 million in Fiscal Year 2012.

Variable Rate Debt and Interest Rate Swaps.  The State currently has approximately $688.6 million in outstanding general obligation variable rate debt.  For all of the State's swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3.  Under each of these agreements, the counterparty is required to progressively post collateral securing the State's position if the counterparty's credit ratings fall below these minimum thresholds.

State Employees and Retirement Systems.  Since 1985, the average number of regular State employees has ranged from a high of 68,573 in 1994 to a low of 60,514 in 2008.  The State engages in collective bargaining with six employee unions representing 20 bargaining units, and generally operates under three-year agreements.  The State recently completed negotiations and signed new agreements which expire in April through June 2012.

The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits.  The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees.  The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees.  The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

These retirement systems were created by and operate pursuant to State law.  The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes.  The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act.  Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base.  Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act.  Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system.  Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS.  The State's employer contributions to those systems totaled $839.6 million in the 2006-07 biennium, $917 million in the 2008-09 biennium and are estimated to be $888 million in the 2010-11 biennium.  The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded.  The aggregate subsidies were $42.3 million in the 2006-07 biennium, $41.8 million in the 2008-09 biennium and are appropriated $41.6 million for the 2010-11 biennium.

State Municipalities.  Ohio has a mixture of urban and rural population, with approximately three-quarters urban.  There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies."  A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems.  That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan.  It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships.  This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.  There are currently 20 local governments in fiscal emergency status and six in fiscal watch status.

Personal Income Tax.  Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, were reduced by 4.2% annually in each of the tax years from 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000.  The indexing of State income tax brackets previously scheduled to begin July 1, 2005 was suspended until tax year 2010.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate.  There is not present constitutional limit on income tax rates.

Municipalities and school districts may also levy certain income taxes.  Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval.  Most cities and villages levy a municipal income tax.  The highest municipal rate in 2002 was 2.85%.  A school district income tax is currently approved in 145 districts.  Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Sales and Use Tax.  Effective July 1, 2005, the State sales and use tax rate is 5.5%.  That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005.  The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt.  Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments.  The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%.  The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Dreyfus Pennsylvania Fund

General

Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years.  Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.  Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.8 billion in crop and livestock products annually.  Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.  In 2009, agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries.  The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade.  Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes.  Other natural resources include major deposits of coal, petroleum and natural gas.  Annually, about 77 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

In 2009, the population of Pennsylvania was 12.6 million.  The Commonwealth is highly urbanized, with 79% of the 2009 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth.  The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's.  Slower economic growth caused the rate to rise to 8.1% in 2009, compared to 4.3% in 2007.  From 2002 through 2009, Pennsylvania's annual average unemployment rate was below the national average.  As of February 2010, Pennsylvania's unemployment rate was 9.8%.

Personal income in the Commonwealth for 2009 was $498.8 billion, a decrease of 0.1% over the previous year.  During the same period, national personal income decreased by 1.7%.  Based on the 2009 personal income estimates, per capita income for 2009 was at $39,578 in the Commonwealth, compared to per capita income in the United States of $39,138.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest.  The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere.  The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth.  The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities.  All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes.  Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs.  Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth.  The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA").  Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers.  Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund.  The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process.  Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly.  At the end of Fiscal Year 2007, $176.9 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $707.8 million unappropriated surplus balance.  In July 2008, the statutory transfer of 25% was suspended for one year.  At present, the Commonwealth maintains a balance of approximately $755 million in the BSRF.  The enacted budget for Fiscal Year 2010 includes no transfers into the BSRF on any unappropriated surplus existing as of June 30, 2009, and it includes a transfer of the entire balance of the BSRF to the General Fund to assist with the enactment of a balanced budget for Fiscal Year 2010.

Prior to the enactment of the Fiscal Year 2010 budget, the Commonwealth maintained balances in various funds and accounts, including the BSRF, totaling approximately 8.5% of the Commonwealth's annual operating costs.  Following the enactment of the Fiscal Year 2010 budget, the amounts available in these various funds and accounts is projected to decline to 1.8%.  Such remaining balances also may be expended through either executive or legislative action to address unforeseen budgetary stresses that could occur.  Balances in the BSRF are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process.  Funds in the BSRF may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the BSRF that are unspent are returned to the BSRF.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.  Enterprise funds are maintained for departments or programs operated like private enterprises.  Two of the largest of these funds are the State Stores Fund and the State Lottery Fund.  The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise.  The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees.  Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.  In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures.  The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").  The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm.  The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 99.1% of Commonwealth revenues in the General Fund.  The major tax sources for the General Fund of the Commonwealth are the personal income tax ($10.199 billion, 39.9% of Fiscal Year 2009 revenues), the sales tax ($8.136 billion, 31.9% of Fiscal Year 2009 revenues), the corporate net income tax ($1.980 billion, 7.8% of Fiscal Year 2009 revenues) and the utility gross receipts tax ($1.377 billion, 5.4% of Fiscal Year 2009 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts.  The current tax rate of 3.07% became effective on January 1, 2004.  Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms.  Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service.  Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth.  The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals.  The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills.  The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania.  Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes.  Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($787.7 million, 3.1% of Fiscal Year 2009 revenues), the cigarette tax ($754.2 million, 3.0% of Fiscal Year 2009 revenues) and inheritance and estate taxes ($772.2 million, 3.0% of Fiscal Year 2009 revenues), also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax.  For Fiscal Year 2009, the liquid fuels tax accounted for $520.5 million (20.4%), and the oil company franchise tax accounted for $453.4 million (17.7%) of Motor License Fund revenues.  Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs.  These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the General Fund for Fiscal Year 2009 totaled $120.7 million representing 0.5% of Commonwealth revenues to the General Fund.  A general increase in various General Fund fees was enacted in December 2003 and effective as of January 2004.  Revenues from motor vehicle licenses and fees in Fiscal Year 2009 were $883.9 million, representing 34.6% of total Fiscal Year 2009 Motor License Fund revenues.

Federal Revenues.  Receipts by the Commonwealth in its General Fund, Motor License Fund and Tobacco and State Lottery Fund from the Federal government during Fiscal Year 2009 totaled $20.2 billion, while such Federal receipts are budgeted to be $26.1 billion in Fiscal Year 2010.  Approximately $14 billion, or 69.5% of total Federal revenue to the Commonwealth for Fiscal Year 2009, was attributable to public health and welfare programs.  In Fiscal Year 2010, $15.2 billion, or 58.3% of Federal revenues, is attributable to these types of programs.  For Fiscal Year 2011, Federal funds in the General Fund, Motor License Vehicle Fund, Tobacco and State Lottery Fund are estimated to be $25.8 billion.

Federal funds will be increased pursuant to the adoption of the Federal American Recovery and Reinvestment Act of 2009 ("ARRA").  The proposed Fiscal Year 2011 budget includes estimated receipt of $1.2 billion in Fiscal Year 2009, $2.7 billion in Fiscal Year 2010 and $2.8 billion in Fiscal Year 2011 for increased Medicaid reimbursement and flexible state stabilization funds.

Expenditures

Education.  In Fiscal Year 2009, expenditures from Commonwealth revenues for education purposes were over $11.7 billion.  The budget for Fiscal Year 2010 includes $11 billion in education funding, a decrease of 5.6% from Fiscal Year 2009.  The proposed Fiscal Year 2011 budget includes over $11.5 billion in education funding.

Public Health and Human Services.  The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence.  It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities.  Expenditures were $26.6 billion in Fiscal Year 2009 and are projected to be $27.1 billion for Fiscal Year 2010.  For Fiscal Year 2011, $28.4 billion is proposed for these purposes.  Of the Fiscal Year 2010  expenditures, $9.1 billion was funded from the General Fund, while $9.5 billion is estimated to be provided for Fiscal Year 2011.  These amounts reflect the impact of an expected enhanced Federal match of $1.5 billion in Fiscal Year 2010 and $1.6 billion in Fiscal Year 2011.  Federal funds are expected to increase by $909.5 million, and augmentations are expected to decrease by $11.7 million for Fiscal Year 2011.  The proposed Fiscal Year 2011 budget includes $368.8 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures.  General Fund expenditures for these assistance programs amounted to $5.83 billion in Fiscal Year 2009, while $4.96 billion is budgeted from the General Fund for Fiscal Year 2010 and $5.33 billion is proposed for Fiscal Year 2011.  A nursing home assessment fee provided a General Fund offset of $211.9 million in Fiscal Year 2009, and is expected to provide a $237.8 million offset in Fiscal Year 2010.  In Fiscal Year 2011, the nursing home assessment offset is projected to be $240.5 million.  In addition, a managed care organization assessment provided a General Fund offset of $233.9 million in Fiscal Year 2009, and is expected to provide a $379 million offset in Fiscal Year 2010. The managed care organization offset is projected to provide $350.4 million in General Fund offsets in Fiscal Year 2011.

Expenditures for medical assistance increased during the period from Fiscal Years 2000 through 2010 by an average annual rate of 6%.  Expenditures from Commonwealth funds are projected to be $4.4 billion in Fiscal Year 2010 and $4.8 billion in Fiscal Year 2011, an increase of 7.4% from the previous fiscal year.  Income maintenance cash assistance payments to families in transition to independence were $1.4 billion for Fiscal Year 2010, of which $466.7 million is from the General Fund.  The proposed Fiscal Year 2011 budget includes a total of $1.3 billion, with $476.9 million provided from the General Fund.

Transportation.  The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system.  Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid.  Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund.  The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

Act 44 of 2007, signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation.  Through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission, the Commonwealth will invest nearly $1 billion annually in transportation infrastructure.  Act 44 provides an average of $950 million in new funding per year for highways, bridges and transit over the next ten years. In Fiscal Year 2009, $850 million in additional funding was invested in the Commonwealth's transportation system, with $500 million going to highway and bridge projects and $350 million to mass transit programs.  In Fiscal Year 2010, this increased to $900 million with $500 million for highway and bridge projects and $400 million for mass transit.  In Fiscal Year 2011, $922.5 million will be invested with $512.5 million for highway and bridge projects and $410 million for mass transit.  After Fiscal Year 2010, investments were planned to rise 2.5% annually.  Initially, funding for the additional investments would come from $5 billion in bonds to be issued by the Pennsylvania Turnpike Commission, to be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

In October 2007, the Turnpike Commission and the Department of Transportation signed a 50 year lease agreement in which the Turnpike Commission agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80.  A joint application to the Federal Highway Administration seeking Federal authorization to toll and improve Interstate 80 was submitted on October 13, 2007.  In September 2008, the Federal Highway Administration notified the Commonwealth that it was required to reject its application to toll Interstate 80 as the application did not meet the technical requirements of Federal law.  The Department of Transportation and the Turnpike Commission are reviewing options to possibly submit a revised application to the Federal government.  In the event that the Federal government maintains its rejection of the proposed tolling of Interstate 80, lease payments from the Turnpike Commission to the Commonwealth would likely decline by an estimated $450 million annually once the Commission's conversion period under the lease expires.  The possible reduction in lease payments would lead to a decrease of $300 million in annual expenditures for highway and bridge projects and a $150 million decrease in expenditures for mass transit from Fiscal Year 2010 levels.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service.  In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44.  Mass transit funding was shifted from the General Fund to a combination of sources of revenue going into the PTTF.  The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems.  A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems.  The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80.  The Fiscal Year 2009 budget contains $1.22 billion in funding for public transit through the PTTF.  This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation.  Dedicated revenues streams to the PTTF and revenues generated through Act 44 are estimated to generate an increase of $300 million annually for local mass transit systems.  For Fiscal Year 2009, Commonwealth funding available for mass transit was $1.112 billion.  In Fiscal Year 2010 and in Fiscal Year 2011, funding for mass transit will total $1.157 billion and $1.155 billion respectively.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2009 was $2.049 billion.  This level decreased to $1.983 billion in Fiscal Year 2010 and is expected to decline to $1.892 billion in Fiscal Year 2011.  Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $361.7 million in Fiscal Year 2009.  For Fiscal Year 2010 and 2011, the funding level will be $361.1 million and $352.7 million, respectively.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund.  In Fiscal Year 2009, $7.0 million was expended from the aviation restricted account for such purposes.  A total of $9 million was budgeted for Fiscal Year 2010, and $8.5 million is available for Fiscal Year 2011.

Financial Performance

During the five-year period from Fiscal Year 2005 through Fiscal Year 2009, total revenues and other sources increased by an average of 3.2% annually.  Tax revenues during this same period increased by an annual average of 0.8% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue from other sources in Fiscal Year 2009.  During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the General Fund.  Expenditures and other uses during the same five-year period rose at an average annual rate of 2.2%.  Expenditures for public education during this period increased at an average annual rate of 4.0%.

Recent Developments.  The national economic recession affected the Commonwealth's revenue receipts during Fiscal Year 2009.  General Fund revenues declined 8.6% on a year-over-year basis during the fiscal year, with final collection of $3.255 billion, 11.3% below the enacted budgetary estimate.  The recession has continued to adversely affect the Commonwealth's revenue receipts during Fiscal Year 2010.  General Fund revenue estimates incorporated in the Fiscal Year 2010 budget included a projected growth in receipts of 12.9%, with most of these additional receipts coming from the transfer of balances from other existing funds.  Total tax revenues were projected to grow 2.9 % during Fiscal Year 2010. Through March 2010, General Fund revenues were 3.3 % below the certified revenue estimate for Fiscal Year 2010.  Further, through March 2010, corporate tax, sales tax and personal income tax receipts had all declined on a year-over year basis from Fiscal Year 2009.

The Governor's proposed budget for Fiscal Year 2011 included a revision to the Fiscal Year 2010 revenue estimate for General Fund revenues to reflect the ongoing adverse effects of the recession. The proposed Fiscal Year 2011 budget estimated that Fiscal Year 2010 revenues may be $525 million less than the official estimate used during the enactment of the Fiscal Year 2010 budget.  Actual revenues through April 2010 were $1.11 billion (4.6%) below official estimates.  Actions taken to reduce Commonwealth spending in light of the projected revenue shortfall include additional budget cuts totaling nearly $135 million, the use of prior year lapses and a drawdown of the projected year-end balance.  Based on higher than expected revenue shortfalls, the Commonwealth is proposing to utilize $275 million in Medicare credits, $200 million in balances in legislative accounts and $150 million in lower reserves for tax refunds.  Therefore, based on the revised projections of Fiscal Year 2010 revenues, and assuming these budget balancing actions, the General Fund is currently projected to have an ending balance of approximately $37 million for Fiscal Year 2010.

General Fund Fiscal Year 2008 Financial Results (GAAP Basis).  At June 30, 2008, the General Fund reported a fund balance of $2.974 billion, a decrease of $396.8 million from the reported $3.370 billion fund balance at June 30, 2007.  On a net basis, total assets increased by $1.328 billion to $12.489 billion.  Liabilities increased by $1.724 billion to $9.515 billion largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million).  The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year.

General Fund tax revenues increased overall by 2% during the fiscal year.  Although most of the overall increase is attributable to economic growth, increases/decreases within several specific tax types were larger or smaller than 2%. Personal income tax revenues rose by 6%– most of this growth occurred in non-employer-withheld taxes.  This growth can be attributed to strong capital gains reported for calendar year 2007 that caused tax payments to grow by 13%.

This revenue increase was offset by declines in sales/use and real estate tax revenues.  Sales/use tax revenues decreased by 3%. The decline in real estate taxes was attributable to an increase in the percentage rate for transfers from the realty transfer tax during the fiscal year. Overall, corporation tax revenues were flat year-over-year.  There was a substantial increase (37%) within the other tax revenues category.  This increase occurred as a result of a change in accounting treatment related to job creation tax credits.  The change in treatment allows utilization of credits to affect the General Fund consistent with accounting treatment for all other types of tax credits.  Cigarette tax revenues increased by 4% due to increased enforcement activities. Inter-governmental revenues increased by $258 million, resulting primarily from health and human services related Federal programs.  Total General Fund revenues increased by $630 million (1.45%) during the fiscal year ended June 30, 2008.

Total General Fund expenditures increased by $1.280 billion (3.04%) during the fiscal year ended June 30, 2008.  Reported expenditures for health and human services expenditures increased by $781 million, caused by a higher aggregate need for medical assistance services and grant assistance.  Public education expenditures increased by $623 million due primarily to increases in basic education ($166 million), school employee retirement ($77 million), pre-K programs ($60 million), higher education subsidies ($55 million) and several other subsidies to school districts ($265 million). Protection of person and property expenditures increase primarily for corrections related programs ($97 million), Children's Health Insurance Program ($48 million), Volunteer Fire Company grants ($48 million) and other programs ($18 million).  Transportation expenditures decreased while direction and supportive services expenditures increased by $188 million, due primarily to changes in reporting payroll expenditures related to retiree healthcare programs.  Expenditures for economic development decreased by $82 million due to reduced spending on community/local government opportunity and revitalization programs.

General Fund Fiscal Year 2008 Financial Results (Budgetary Basis).  The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during Fiscal Year 2008.  Declining home sales and home values, a contraction in available credit, slightly higher unemployment and lower personal consumption resulted in less growth in revenues than had been projected.  Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth.  Commonwealth revenues, however, still exceeded the certified estimate for Fiscal Year 2008 by $167.5 million (0.6%).  Fiscal Year 2008 revenues (all sources) totaled $27.50 billion, an increase of $309.2 million over Fiscal Year 2007.  Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.45 billion.  As a result of Commonwealth financial operations during Fiscal Year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the BSRF, totaled $582.9 million.  In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25% transfer to the BSRF for Fiscal Year 2008.

General Fund revenues grew 1.3% during Fiscal Year 2008 when measured on a year-over-year basis.  Corporate tax receipts were $13.3 million (0.2%) over estimate for the fiscal year.  Year-over-year growth in corporate taxes also was 0.2% during Fiscal Year 2008 as corporate net income tax collections declined 3% while gross receipts tax collections grew 4.3% and receipts from the capital stock and franchise tax grew 2% on a year-over-year basis.  The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax.  Personal income taxes were $157.7 million over the estimate.  Sales and use tax revenues declined in Fiscal Year 2008 by $94.2 million (1.1%) on a year-over-year basis.  Sales tax receipts were below estimate by $19.6 million, a difference of 0.2% from the fiscal year estimate.  Non-tax revenues of the Commonwealth declined by 17%, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds.  Reserves for tax refunds in Fiscal Year 2008 were $1.05 billion, an amount equal to the Fiscal Year 2007 reserves.  At the end of Fiscal Year 2008, approximately $100 million of reserves were available for making tax refunds in the following fiscal year.

Fiscal Year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.45 billion, an increase of 1.6% from Fiscal Year 2007 expenditures.  A total of $356 million in appropriations lapsed in Fiscal Year 2008, and the Fiscal Year 2008 budget contained a reduced level of intergovernmental transfers which was utilized to cover a portion of medical assistance costs.  Intergovernmental transfers replaced $482.2 million of General Fund medical assistance costs in Fiscal Year 2008, compared to $536.7 million in Fiscal Year 2007 (a decrease of 10.1%).  In addition, approximately $142.5 million in additional funds were appropriated in Fiscal Year 2008 to fund expenditures normally funded from Commonwealth revenues, a decrease from $257.7 million in Fiscal Year 2007.  The ending unappropriated balance was $582.8 million for Fiscal Year 2008, an increase of 9.8% from Fiscal Year 2007.

General Fund Fiscal Year 2009 Financial Results (GAAP Basis).  At June 30, 2009, the General Fund reported a fund balance of $515.2 million, a decrease of $2.46 billion from the reported $2.97 billion fund balance at June 30, 2008.  On a net basis, total assets decreased by $3.17 billion to $9.32 billion.  Liabilities decreased by $713 million to $8.8 billion largely because of a decrease in securities lending obligations ($1.31 billion).  The change in fund balance of -$2.50 billion for Fiscal Year 2009 compares with a change in the fund balance of -$397 million for Fiscal Year 2008.

General Fund tax revenues decreased overall by $2.2 billion (8.6%), during the fiscal year.  Decreases in the three largest tax types were directly attributable to declines in economic activity during Fiscal Year 2009.  Similarly, real estate tax revenues decreased by $129 million due to weaknesses in the housing market.

Inter-governmental revenues increased by $2.48 billion, resulting primarily from Federal participation in significantly higher expenditures for Medical assistance and other types of health and human services expenditures.  Nearly $1 billion of the higher Federal revenues were from ARRA funds.  Combined licenses/fees/investment and other revenues decreased by $331 million primarily because of a year-over-year decrease in investment income of nearly $260 million.  Charges for sales and services revenues decreased by $192 million as Public Welfare revenues decreased by nearly $318 million, primarily due to the end and subsequent decrease of the Intergovernmental Transfers program by $284 million  and the fiscal year revenue accrual being lower than the prior fiscal year by $135 million with offsetting increases in hospital/nursing home and other assessments

Total General Fund expenditures increased by $1.8 billion (4.17%) during Fiscal Year 2009.  Reported expenditures for health and human services expenditures increased by $1.37 billion, caused by a higher aggregate need for medical assistance services and income or cash grant assistance.  Public education expenditures increased by $344 million due primarily to increases in basic education, charter school reimbursements, special education, pupil transportation, non-public transportation and school employee social security.  Protection of person and property expenditures increased by $350 million primarily because of an intra-fund expenditure elimination during the prior fiscal year that was not necessary during the fiscal year, higher expenditures for the Children's Health Insurance Program, higher expenditures for Corrections and State Police agencies and higher Military and Veterans Affairs agency facilities expansion expenditures.

General Fund Fiscal Year 2009 Financial Results (Budgetary Basis).  The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth's economy in 2009.  The Fiscal Year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2% annual growth by June 2009.  However, the economy did not rebound but rather the contraction in the national economy during each of the four quarters of Fiscal Year 2009, combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth's revenues and receipts.  General Fund revenues for the fiscal year totaled $25.530 billion.  Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28.135 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and including intergovernmental transfers and additional sources, decreased by 10.1% from Fiscal Year 2008.  Total Fiscal Year 2009 revenues totaled $24.751 billion, a decrease of $2.782 billion over Fiscal Year 2008.   General Fund revenues declined $2.398 million (8.6%) during Fiscal Year 2009, when measured on a year-over-year basis.  Corporate tax receipts were $613.9 million, or 11.3% below estimate for the fiscal year.  Year-over-year growth in corporate taxes was down 11.4% during Fiscal Year 2009 as corporate net income tax collections declined 18.1% and capital stock and franchise tax receipts declined 22.8%.  Personal income taxes were $1.291 billion below estimate, a shortfall of 11.2%, while year-over-year growth in personal income tax receipts was -6.5%.  Sales and use taxes receipts also were below the Fiscal Year 2009 estimate by $595.3 million (-6.8%).  Sales tax collections declined 4.3% during Fiscal Year 2009, as motor vehicle sales tax collections declined 12.8% and non-motor vehicle sales tax receipts declined 3.0%.  Continued weakness in the housing market led to realty transfer tax revenues declining by 31.4% during Fiscal Year 2009.  Non-tax revenues of the Commonwealth were 68.3% below the Fiscal Year 2009 estimate, led by realized losses on the investment of Commonwealth funds.  Reserves for tax refunds in Fiscal Year 2009 were $1.225 billion, an increase of 16.7% from Fiscal Year 2008 reserves.

Fiscal Year 2009 appropriations from Commonwealth revenues, net of appropriation lapses, totaled $28.324 billion, an increase of 4.2% from Fiscal Year 2008 expenditures.  Intergovernmental transfers replaced $445.8 million of General Fund medical assistance costs in Fiscal Year 2009, compared to $508.6 million in Fiscal Year 2008.  The ending unappropriated balance was -$2.800 billion for Fiscal Year 2009, which was carried forward to Fiscal Year 2010.

In response to declining revenue collections, the Commonwealth implemented a number of steps to reduce expenditures during Fiscal Year 2009.  First, the Commonwealth implemented three rounds of budget cuts, totaling approximately $505 million, which reduced the ability of agencies to spending previously-appropriated funds.  Additionally, the Commonwealth implemented a general hiring freeze, restricted out-of-state travel, banned the purchase of new and replacement vehicles for state employees and reduced the overall size of the state fleet by 1,000 vehicles and froze salaries for management and non-union employees.  As a result, over $634 million in appropriations were lapsed in Fiscal Year 2009.  Finally, the Commonwealth has undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings of an estimated $1.75 billion in Fiscal Year 2009. Examples of these improvements includes saving $242 million annually from complement reductions, $643 million annually from contract renegotiations and $489 million from operational and process improvements.

Fiscal Year 2010 Budget.  On August 5, 2009, the Governor signed into law $11 billion in appropriations towards the operation of critical public health and safety services and to fund general government operations and vetoed nearly $13 billion in appropriations for Fiscal Year 2010.  This "bridge budget" provided appropriations totaling $10.97 billion of Commonwealth funds against then-estimates revenues, prior to tax refunds, of $25.56 billion.

On October 9, 2009, the Governor signed into law the enacted budget for Fiscal Year 2010.  The Fiscal Year 2010 budget provided appropriations and executive authorizations of $24.29 billion, net of expenditures offset with Federal funds, and did not include appropriations for certain non-preferred institutions, which were approved on December 17, 2009.  On January 8, 2010, the Governor signed legislation expanding gaming in the Commonwealth.  This legislation authorizes certain table games at Pennsylvania casinos and is estimated to generate an additional $256 million in General Fund revenues during Fiscal Year 2010.  Additional Fiscal Year 2010 General Fund revenues from Act 1 would be derived mainly from upfront license fees.  Annual recurring revenue to the General Fund from table games is currently estimated to be between $80 and $90 million.

The Fiscal Year 2010 budget estimates a total of $27.94 billion in revenues, net of tax refunds and including additional resources and assessments.  The difference between the estimated revenues and expenditures will be used to fund the $2.8 billion beginning balance deficit.  In addition, the $755 million balance in the BSRF will be transferred to the General Fund.  The preliminary fiscal year ending unappropriated balance was estimated to be $368.7 million.  Given the current state of the national economy, the Fiscal Year 2010 base revenue estimate is premised on the assumption that the Commonwealth will experience zero growth during Fiscal Year 2010.  The enacted budget provides an estimated $808.2 million in recurring revenues and $2.3 billion in non-recurring revenues from various sources.  The Fiscal Year 2010 budget also utilizes $3.390 billion in available Federal fiscal relief funds to offset state appropriations.

The dramatic and continued adverse effects of the national economic recession continue to adversely impact Commonwealth revenues.  Through April 2010, General Fund revenues are 4.6% ($1.12. billion) below the certified official estimate.  Corporation tax receipts are 9.8% below estimate through April, while receipts from the sales tax and the personal income tax are 4.9% and 3.1% below the official estimates.  Total Fiscal Year 2010 revenues, prior to reserves for refunds, are now expected to be $525 million (1.8%) below the certified official estimate.  Fiscal Year 2010 revenues from corporate tax receipts are now estimated to decline slightly below the official estimate by .3% and corporate receipts are now expected to grow 4.9% on a year-over-year basis.  Personal income tax receipts in Fiscal Year 2010 are now expected to be 2.6% lower than the official estimate, with related collections now expected to decline 1.9% on a year-over-year basis.  Sales and use tax receipts are now projected to be 3.6% lower than the original estimate for Fiscal Year 2010 and a minor .6 decline is forecast on a year-over-year basis.

The Fiscal Year 2010 budget for education funding represents a 1.8% ($523.9 million) decrease over Fiscal Year 2009.  The Fiscal Year 2010 budget reduces or eliminates funding for programs in nearly every Commonwealth agency, as well as reducing funding for over 300 programs and eliminating funding for over 100 programs, lowering General Fund spending by nearly $1.9 billion.  Nearly 3,000 Commonwealth positions are to be eliminated in Fiscal Year 2010, bringing the total reduction in the Commonwealth's workforce to 4,767 positions since 2003.

In response to lower than estimated tax receipts and a projected $525 million shortfall in Fiscal Year 2010 revenues, the Governor has directed budget cuts or "freezes" which reduce the ability of agencies to spend funds appropriated during Fiscal Year 2010.  Total budget cuts of $135 million will be implemented during Fiscal Year 2010 in agencies under the Governor's jurisdiction.  An additional $60 million in prior year appropriations or "lapses" will be available to address a portion of the projected revenue shortfall.  Finally, $330 million would be drawn from the projected $368.7 million year-end unappropriated surplus.  The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Fiscal Year 2011 Proposed Budget.  The Governor submitted the proposed Fiscal Year 2011 budget to the General Assembly on February 9, 2010.  The proposed budget recommends net appropriations totaling $26.86 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax changes, of $26.83 billion.  As result, the proposed Fiscal Year 2011 budget anticipates an operating shortfall of $33.3 million which will be remedied by a partial draw down of the anticipated Fiscal Year 2010 year-end unappropriated balance of $37.5 million.  As result, the anticipated fiscal year-end unappropriated balance is expected to be $4.2 million.  The proposed Fiscal Year 2011 budget also assumes $1.9  billion in Federal fiscal relief to the Commonwealth which will be used to offset state appropriations as well as $848 million in additional Federal fiscal relief from a proposed federal extension to the Federal Medical Assistance Percentage.  The proposed Fiscal Year 2011 budget represents a 4.9% ($1.2 billion) increase in appropriations over Fiscal Year 2009 after accounting for anticipated Federal fiscal relief of over $2.70 billion in Fiscal Year 2010 and $2.76 billion in Fiscal Year 2011.

The proposed Fiscal Year 2011 budget reduces spending 1.0% in all areas other than education, public welfare, aging and long term living, corrections, probation and parole and debt service.  Education funding is expanded in the proposed Fiscal Year 2011 budget, as an additional $354.8 million is recommended for the Basic Education appropriation.  The proposed Fiscal Year 2011 budget also includes a $388 million increase for the Department of Public Welfare, primarily for an increase in medical assistance spending.  The proposed Fiscal Year 2011 budget builds on the estimated $825 million in savings and cost controls generated within the Department of Public Welfare in Fiscal Year 2010. An estimated $112 million in new savings will be generated by the Department through pharmaceutical cost controls during Fiscal Year 2011.

The General Assembly is in the process of considering the Governor's proposed Fiscal Year 2011 budget and may change, eliminate or add amounts and items to the proposed budget, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30.  In the event that the General Assembly fails to pass or the Governor fails to sign an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and Federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

Motor License Fund—Fiscal Years 2008-11.  Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes.  The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2008 Motor License Fund revenues totaled $2.67 billion, an increase of 16.5% over Fiscal Year 2007 receipts.  During Fiscal Year 2008, liquid fuels tax receipts declined 1.5%, as receipts were negatively impacted by rising oil prices reduced consumption.  License and fee revenue grew minimally in Fiscal Year 2008, up 0.2% from Fiscal Year 2007 levels, while other revenue receipts grew by 238.3%, driven largely by the additional revenues generated by Act 44.  Fiscal Year 2008 Motor License Fund appropriations and executive authorizations totaled $2.75 billion, an increase of 7.2% over Fiscal Year 2007 expenditures.  The Motor License Fund concluded Fiscal Year 2008 with an unappropriated surplus of $110.7 million, a net increase of 14.6%.

Fiscal Year 2009 Motor License Fund revenues totaled $2.56 billion, a decrease of 4.2% over Fiscal Year 2008 revenues.  Receipts from liquid fuels taxes decreased by 5.9% while license and fee revenue increased by 1.4%.  Other revenue receipts declined by 8.9% during Fiscal Year 2009 due primarily to the realization of losses associated with Motor License Fund investments.  Fiscal Year 2009 Motor License Fund appropriations totaled $2.73 billion, a decrease of 0.9% from Fiscal Year 2008.  The Motor License Fund concluded Fiscal Year 2009 with an unappropriated surplus of $57.7 million, a net decrease of 47.9%.

The Fiscal Year 2010 budget estimates revenues to total $2.60 billion for the Motor License Fund, which represents an increase of 1.7% from Fiscal Year 2009 levels.  The Fiscal Year 2010 Motor License Fund budget appropriates and authorizes $2.64 billion, a decrease of 3% from Fiscal Year 2009 expenditures.  The Fiscal Year 2010 budget anticipates adding $47.9 million to the Fiscal Year 2009 unappropriated balance. The anticipated unappropriated Fiscal Year 2010 year-end balance is estimated to be $105.6 million, an increase of 83% from the Fiscal Year 2009 level.

The proposed Fiscal Year 2011 budget estimates revenues totaling $2.71 billion for the Motor License Fund, which represents an increase of 2.5% from Fiscal Year 2010 levels.  The Fiscal Year 2011 budget projects a partial draw down of approximately $105.6 million from the estimated Fiscal Year beginning  balance. The projected unappropriated Fiscal Year 2011 year-end balance is estimated to be $15.6 million.

State Lottery Fund—Fiscal Years 2008-11.  The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games.  The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund.  Fiscal Year 2008 net revenues increased by $19.7 million (1.3%).  Total funds available were $2.14 billion.  Appropriations and executive authorizations totaled $1.69 billion, which represented a decrease of $6.5 million over Fiscal Year 2007.  The fiscal year-end balance and reserve totaled $451 million (including $100 million of reserves), a decrease of 5.4%.

Fiscal Year 2009 net revenues decreased by 12.8%.  Total funds available were $1.86 billion, while total appropriations, net of current year lapses were $1.75 billion.  Additionally, Fiscal Year 2009 expenditures included a transfer of approximately $248.8 million in long-term care costs from the Commonwealth's General Fund to the State Lottery Fund.  The fiscal year-end unappropriated balance and reserve was $113.2 million, a decrease of 75%.

The Fiscal Year 2010 budget anticipated a 22.4% increase in revenues from all lottery sources.  Revenues of the Lottery Fund were estimated to be $1.55 billion in Fiscal Year 2010, an increase of $163.4 million from Fiscal Year 2009 estimates.  Appropriations totaling $1.58 billion are expected, which represent a decrease of $171.1 million (9.8%) from Fiscal Year 2009.  The estimated fiscal year-end balance is $127.7 million (including a re-instatement of at least $100 million of reserves), an increase of 12.9%.

The proposed Fiscal Year 2011 budget anticipates a 1.9% increase in revenues from all lottery sources.  Revenues of the Lottery Fund are estimated to be $1.58 billion in Fiscal Year 2011, an increase of $29.9 million from revised Fiscal Year 2010 estimates.  Appropriations totaling $1.59 billion are recommended, which represents an increase of $15.9 million (1.0%) from Fiscal Year 2010.  The proposed Fiscal Year-end balance is projected to total $116.4 million, a decrease of 8.9%.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt:  (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance.  All debt except tax anticipation notes must be amortized in substantial and regular amounts.  Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $8.654 billion at June 30, 2009, a net increase of $476.7 million from June 30, 2008.  Over the 10-year period ended June 30, 2009, total net outstanding general obligation debt increased at an annual rate of 5.8%.  Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.7%.

General obligation debt for non-highway purposes of $8.389 billion was outstanding on June 30, 2009.  Outstanding debt for these purposes increased by a net $298.8 million since June 30, 2008.  For the period ended June 30, 2008, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 6.7% and 4.6%, respectively.  Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $265.0 million on June 30, 2009, an increase of $177.9 million from June 30, 2008.  Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2008, by 18.1% and 17.8%, respectively.  The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions.  However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth has initiated a multi-year plan to issue debt in order to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges.  During Fiscal Year 2009, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes.  The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds.  The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year.  Tax anticipation notes must mature within the fiscal year in which they were issued.  The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget.  Currently, the Commonwealth has no tax anticipation notes outstanding.  In the last eleven years, the Commonwealth has not issued any tax anticipation notes.  The Fiscal Year 2010 budget anticipates that the Commonwealth will issue tax anticipation notes in the current fiscal year.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required.  The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations.  The following organizations had debt currently outstanding as of December 31, 2009:  Delaware River Joint Toll Bridge Commission ($438.49 million), Delaware River Port Authority ($1.12 billion), Pennsylvania Economic Development Financing Authority ($1.90 billion), Pennsylvania Energy Development Authority ($27.4 million), Pennsylvania Higher Education Assistance Agency ($8.89 billion), Pennsylvania Higher Educational Facilities Authority ($5.91 billion), Pennsylvania Industrial Development Authority ($363.4 million), Pennsylvania Infrastructure Investment Authority ($23.1 million), Pennsylvania Turnpike Commission ($6.1 billion), and the State Public School Building Authority ($2.38 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies.  PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs.  Philadelphia currently is operating under a five-year fiscal plan approved by PICA on September 16, 2009.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994.  PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995.  Its ability to refund existing outstanding debt is unrestricted.  PICA had $557.7 million in special tax revenue bonds outstanding as of June 30, 2009.  Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Pensions and Retirement Systems.  The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations.  State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS").  Public school employees are members of the Public School Employees' Retirement System ("PSERS").  With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee.  The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation.  The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member.  SERS' contribution rate for most employees is 6.25%.  Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute.  Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment.

Commonwealth contributions to SERS and PSERS were $219 million and $382.8 million, respectively, in Fiscal Year 2007.  During Fiscal Year 2008, Commonwealth contributions for SERS and PSERS were $237.5 million and $451.2 million, respectively, a 8.4% and 18% increase, respectively, in the year-over-year contribution to each system.  The Fiscal Year 2009 budget included contributions of $228.5 million for SERS and $360.6 million for PSERS, a 3.8% and 20.1% decrease, respectively, in the year-over-year contribution to each system.  The Fiscal Year 2010 budget included contributions of $226.4 million for SERS and $334.5 million for PSERS, a 0.9% and 7.2% decrease, respectively, in the year-over-year contribution to each system.

Commonwealth contributions to both systems are projected to remain relatively stable for the next few fiscal years, but then increase significantly in Fiscal Year 2013.  Based on the December 31, 2008 valuation, SERS' employer rate is currently projected to rise to 28.3% in Fiscal Year 2013 and to remain in the high 20% to low 30% range in the subsequent fiscal years.  With respect to PSERS, in Fiscal Year 2012-13, and based on the system's most recently-completed actuarial valuation on June 30, 2009, the employer contribution rate for PSERS is projected to increase to 29.22% of payroll.

Prior to recent market downturns, both SERS and PSERS had generated strong investment returns: 17.2% for SERS for calendar year 2007 and 22.93% for PSERS in Fiscal Year 2007. However, in common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. At the most recent actuarial valuation on June 30, 2009, PSERS had generated a negative 26.54% annual return.  SERS' return on investments for calendar year 2008 was -28.7%.

Precise employer rate projections for Fiscal Year 2013 that take into account PSERS substantial investment losses in Fiscal Year 2008-09 will not be known until the next actuarial valuation is completed. However, given the magnitude of the system's losses over the 12 month period ended June 30, 2009, the new actuarial valuation (when finalized) will project an employer contribution rate for Fiscal Year 2013 that may exceed the original projection of 27.73%.  Additional pension fund investment losses would be expected to further increase the projected employer contribution for SERS starting in Fiscal Year 2012 or 2013 and for PSERS in Fiscal Year 2011.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity.  Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident.  The Supreme Court of Pennsylvania has held that this limitation is constitutional.  Approximately 3,150 suits against the Commonwealth remain open.  Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations.  Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.  The Motor License Fund tort claim appropriation for Fiscal Year 2009 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

County of Allegheny v. Commonwealth of Pennsylvania.  In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution.  However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation.  His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system.  Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency.  On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth.  The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.  The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

Recently the counties have moved the Court to enforce the original order in the case. The Court has held an argument on the motion and a decision is pending.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania.  This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania.  Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies.  Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents.  In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies that have become insolvent or are otherwise in default to their insureds.  The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

The Department of Revenue allowed credits for assessments paid on taxable annuity considerations.  Credits were not allowed for assessments paid on non-taxed annuities.  There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc court issued a conflicted decision in which the majority ruled for both parties.  Both parties filed exceptions.  The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court.  The Supreme Court's decision resulted in an approximately $7,000 credit for Northbrook.

Counsel have now selected another case, Allstate, to relitigate the issues involved.  The principal focus of the new Allstate litigation will be the proportional part fraction which is multiplied by the assessments to determine the credit as interpreted by the Court. Potential tax refund exposure to the Commonwealth is up to $150 million.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment.  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment.  The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default.  The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•         Leading market positions in well-established industries.

•         High rates of return on funds employed.

•         Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable.  'C' ratings signal imminent default.

DDD, DD, D

Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'